As filed with the Securities and Exchange Commission on July 31, 2015
Registration File No. 333-______
Registration File No. 811-23081

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
☒   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐   Pre-Effective Amendment No.
☒   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐   Amendment No.
NorthStar Global Corporate Income Fund
(Exact name of registrant as specified in charter)
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Address and telephone number,
including area code, of principal executive offices)
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary
399 Park Avenue, 18th Floor
New York, New York 10022
(Name and address of agent for service)
COPIES TO:
Steven B. Boehm, Esq.
Cynthia R. Beyea, Esq.
Sutherland Asbill & Brennan LLP,
700 Sixth Street, NW, Suite 700,
Washington, District of Columbia 20001
Tel. No. (202) 383-0100
Fax No. (202) 637-3593
Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒
It is proposed that this filing will become effective (check appropriate box):
☐   when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value per share	300,000,000	$10.00	$3,000,000,000	$348,600

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 31, 2015.
Preliminary Prospectus
Minimum Offering of 200,000 Common Shares
Maximum Offering of 300,000,000 Common Shares
NorthStar Global Corporate Income Fund
Common Shares
NorthStar Global Corporate Income Fund, or the Trust, is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified, closed-end management investment company.
Investment Objective.   The Trust’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Trust will achieve its investment objective.
Principal Investment Strategies.   The Trust will invest substantially all of its assets in NorthStar Global Corporate Income Master Fund, or the Fund, a separate non-diversified, closed-end management investment company that is registered under the 1940 Act with the same investment objective and strategies as the Trust.
The Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including collateralized loan obligations, or CLO, debt and equity. Such investments are referred to herein as the Fund’s Target Securities. The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Fund’s principal investment strategies, see “Investment Objective and Strategies.”
Unlisted Closed-End Fund.   An investment in the Trust is subject to the following risks:
•
The Trust intends to implement a share repurchase program, but only a limited number of the Trust’s common shares, or the Shares, may be eligible for repurchase. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until the Trust completes a liquidity event.

•
Although the Trust may complete a liquidity event approximately five years after the completion of this offering, or at such earlier time as the Trust’s board of trustees, or the Board, may determine, taking into consideration market conditions and other factors, there can be no assurance that there will be a liquidity event at all. As a result of the foregoing, an investment in our Shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”

•
Because you may be unable to sell your Shares, you may be unable to reduce your exposure to the Trust in any market downturn.

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The Fund has not identified any specific investments that it will make with the proceeds from this offering, and you will not have the opportunity to evaluate the Fund’s investments prior to purchasing Shares. As a result, the Trust’s offering may be considered a “blind pool” offering.

•
Initially, we expect that some of our distributions will be paid from the proceeds from this offering and, more specifically, from the proceeds from the purchase of our common shares pursuant to the Distribution Support Agreement (as defined below). Distributions to holders of the Trust’s common shares, or Shareholders, may also result from expense reimbursements from NSAM J-CEF LTD, or the NSAM Adviser, the Fund’s Adviser, and OZ Institutional Credit Management LP, or OZ Credit Management, the Fund’s Sub-Adviser, which would be subject to repayment by the Fund. You should understand that any such distributions would not be based on the investment performance of the Trust, investing through the Fund, and would be sustained only if the Trust, investing through the Fund, achieves positive investment performance in future periods and/or the Fund’s Adviser and

Sub-Adviser continue to make such expense reimbursements. You should also understand that the Trust’s future repayment of such reimbursements would reduce the distributions that you would otherwise receive. After the Distribution Support Agreement has terminated, we may not have sufficient cash available to pay distributions at the rate we had paid during preceding periods or at all.
•
Shares are highly illiquid and appropriate only as a long-term investment. An investment in Shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment. See “Summary of Terms — Suitability” and “Summary of Terms — Risk Factors.” Because the Trust intends to continuously issue Shares in this offering, you may experience dilution in the net asset and fair value of your Shares. See “Types of Investments and Related Risks — Risks Relating to an Investment in Trust Shares.” A Shareholder’s interest in the Trust will be diluted if it issues additional Shares, which could reduce the overall value of an investment in the Trust.

Investing in the Trust’s Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 47 of this prospectus.

	Per Share	Total
Public Offering Price(1)	$10.00	$3,000,000,000
Sales Load(2)	$0.80	$240,000,000
Proceeds to the Trust (Before Expenses)(3)	$9.20	$2,760,000,000

(1)
Assumes all Shares are sold at the initial offering price of  $10.00 per Share, which is subject to adjustment based upon, among other things, the Trust’s net asset value per Share, or NAV per Share. Following satisfaction of the Minimum Offering Requirement, as defined below, Shares will be sold at a public offering price equal to the Trust’s NAV per Share, plus the Sales Load and organization and offering expenses discussed in Notes 2 and 3, respectively, below. See “Plan of Distribution.”

(2)
“Sales Load” includes selling commissions and dealer manager fees of 6.0% and 2.0%, respectively, of the Trust’s NAV per Share.

(3)
The Trust estimates that it will incur approximately $30 million of expenses if the maximum number of Shares is sold. The NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

Because you will pay a sales load of up to 8.0% and offering expenses of up to 1.0%, if you invest $100 in Shares and pay the full sales load, approximately $91.00 of your investment will actually be used for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total net return on your investment of approximately 9.89% in order to recover these expenses. See “Use of Proceeds.”
NORTHSTAR GLOBAL CORPORATE INCOME FUND
The date of this prospectus is            , 2015

Structure.   The Trust will pursue its investment objective by investing substantially all of the net proceeds from this offering in common shares of the Fund, or Fund shares. The Fund will make the investments described in this prospectus with the proceeds it receives from the issuance of shares to the Trust and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund. The Fund currently intends to limit the number of shares it sells pursuant to this offering to 300,000,000 shares in the aggregate, not including any shares issued pursuant to the Fund’s distribution reinvestment plan.
Investment Advisers.   The Fund will be managed by NSAM J-CEF LTD, or the NSAM Adviser, which will be a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, prior to the commencement of this offering. The NSAM Adviser is an affiliate of NorthStar Asset Management Group Inc., or NorthStar, an approximately $24 billion global asset management company as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015, and will be responsible for overseeing the management of the Fund’s activities, including investment strategy, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Fund’s portfolio. The Fund and the NSAM Adviser will engage OZ Institutional Credit Management LP, or OZ Credit Management, which is a registered investment adviser under the Advisers Act, to serve as the sub-adviser. OZ Credit Management is an affiliate of Och-Ziff Capital Management Group LLC and will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion.
Securities Offered.   The Trust is offering on a continuous basis up to 300,000,000 Shares at an initial offering price of  $10.00. NorthStar Securities, LLC, an affiliate of the NSAM Adviser, referred to herein as NorthStar Securities and as the Dealer Manager, acts as dealer manager for the Trust’s offering of Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.” The minimum initial investment is $4,000. The Trust will not sell any Shares unless the Trust, and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund, collectively raise net offering proceeds of  $2.0 million in the aggregate within one year from the date of this prospectus, which is referred to as the Minimum Offering Requirement. Shares issued to NorthStar Realty Finance Corp., or NorthStar Realty and/or Och-Ziff pursuant to the Distribution Support Agreement may count toward the Minimum Offering Requirment. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for the subscribers’ benefit, pending release to the Trust. If the Trust does not satisfy the Minimum Offering Requirement, it will promptly return all funds in the escrow account (including interest), and will stop offering Shares. The Trust will not deduct any fees or expenses if it returns funds from the escrow account.
The Shares will be offered through NorthStar Securities at an initial offering price of $10.00 per share until the Minimum Offering Requirement is satisfied and, thereafter, at an offering price equal to the Trust’s then current NAV per Share. Subsequent to the completion of the offering, Shares may be purchased on a bi-monthly basis, each, a “Bi-Monthly Closing.” The Trust intends to terminate this offering at such time as the Fund has reached the maximum offering of Shares, regardless of whether the Trust has sold all Shares registered in this offering. See “Plan of Distribution.” The Fund’s maximum offering of its common shares is 300,000,000.
Multi-Class Structure.   The Trust intends to offer to the public two classes of Shares, Class A Shares and Class D Shares. The Trust is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering of Shares. The classes of Shares differ only with respect to the sales load investors must pay. An investor will pay (i) selling commissions and dealer manager fees for the purchase of the Trust’s Class A Shares and (ii) dealer manager fees, but no selling commissions, for the purchase of the Trust’s Class D Shares. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) will likewise bear its own pro rata portion of the Trust’s expenses, and (iii) have the same NAV per Share as each other Share.
This prospectus sets forth concisely important information about the Trust and the Fund that a prospective investor should know before investing in Shares. Please read this prospectus before investing and keep it for future reference. The Trust will file annual, quarterly and current reports, proxy statements
i

and other information about it with the U.S. Securities and Exchange Commission, or the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting the Trust at 399 Park Avenue, 18th Floor, New York, NY 10022, or by telephone toll free at (212) 547-2600, or the Trust website at [                                     ]. Information contained on the website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved the investment merit of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement the Trust filed with the SEC, using a continuous offering process, to raise capital. Periodically, as the Trust makes material investments through the Fund or has other material developments, it will provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus.
Any statement that the Trust makes in this prospectus will be modified or superseded by any inconsistent statement made by the Trust in a subsequent prospectus supplement. The registration statement filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither the Trust nor the Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or issuance of the Shares. If there is a material change in the Trust’s affairs, it will amend or supplement this prospectus.

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Trust. Before investing, a prospective investor in the Trust should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.
THE TRUST
NorthStar Global Corporate Income Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.
THE FUND
NorthStar Global Corporate Income Master Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund has the same investment objective and strategies as the Trust. The Fund may have investors in addition to the Trust from time to time that may (individually or in the aggregate) own a greater percentage of the Fund than is owned by the Trust.
THE ADVISER
The Fund will be managed by the NSAM Adviser pursuant to an investment advisory agreement. The NSAM Adviser is a Jersey limited company formed on July 20, 2015 that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering.
Although the NSAM Adviser has no operating history, it is led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman. The NSAM Adviser is an affiliate of NorthStar, which in conjunction with OZ Credit Management, will make management decisions regarding the selection, negotiation, financing and disposition of the Fund’s investments, subject to certain limitations and the direction and oversight of the Fund’s board of trustees, or the Fund’s Board. The NSAM Adviser also provides asset management, marketing, investor relations and other administrative services on behalf of the Trust and the Fund with the goal of maximizing operating cash flow and preserving invested capital.
The NSAM Adviser is an affiliate of NorthStar, a leading global asset management firm with approximately $24 billion in assets under management as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. In addition to the Fund, NorthStar currently manages five publicly-registered investment platforms, including NorthStar Realty, a publicly-traded, diversified commercial real estate company with over $18 billion in assets under management as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015, and four public, non-traded real estate investment trusts, or REITs: NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income II, Inc., NorthStar Healthcare Income, Inc. and NorthStar/RXR New York Metro Income, Inc., or together the NorthStar Non-Traded Companies, and with NorthStar Realty, the NorthStar Managed Companies. Through its successful management of these companies, NorthStar and its management team have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing, and has a demonstrated track record of using all levels of the corporate capital structure to produce attractive risk-adjusted returns. For example, NorthStar Realty has operated as a publicly-traded REIT for over ten years, producing a compounded annual return to its common shareholders of 20% since its initial public offering in October 2004. There can be no assurance that the Trust may replicate the performance of the NorthStar Managed Companies.
Over the past several years, NorthStar has become a leading sponsor of alternative investment programs, providing individual investors with access to a broad range of institutional-quality investments. Through March 31, 2015, NorthStar, through NorthStar Securities, its wholly-owned broker dealer and the Dealer Manager of this offering, has raised gross equity proceeds of approximately $3.0 billion through the NorthStar Non-Traded Companies, investing this capital into over $5.9 billion of assets comprised of 107 investments, as adjusted for acquisitions and commitments to purchase through May 6, 2015. These results demonstrate NorthStar’s proven ability to raise and deploy capital, seeking to build attractive investment portfolios that create stockholder value for its sponsored or managed publicly-traded and public, non-traded investment vehicles.
NorthStar has approximately 240 employees located domestically and internationally with its principal executive offices located in New York and additional offices in Denver, Colorado, Dallas, Texas, Bethesda, Maryland, Los Angeles, California, London, England, Luxembourg, Jersey, and Bermuda.
THE SUB-ADVISER
The Fund will be sub-advised by OZ Credit Management pursuant to an investment sub-advisory agreement. OZ Credit Management is a Delaware limited partnership formed on November 26, 2014 that is a registered investment adviser under the Advisers Act.
OZ Credit Management has no operating history. OZ Credit Management will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion.
OZ Credit Management is an affiliate of Och-Ziff Capital Management, or Och-Ziff, a leading global institutional alternative asset manager founded in 1994. As of July 1, 2015, Och-Ziff managed $46.8 billion of assets under management across equities, credit, real estate/private investments and convertible and derivative arbitrage. Och-Ziff has significant global reach with a local presence in the United States, Europe and Asia since 1994, 1998 and 2001, respectively. Och-Ziff serves the investment needs of a diversified institutional investor base, providing asset management services through alternative investment vehicles that pursue a broad range of global investment opportunities.
As part of its global platform, Och-Ziff has managed credit investments since 1999 across both alternative and traditional investment solutions, including global multi-strategy funds, traditional credit strategies and single-strategy funds. Certain members of Och-Ziff’s credit strategies investment team will also serve as OZ Credit Management’s investment professionals as described further under “Management — Key Personnel of OZ Credit Management.” Och-Ziff’s credit asset management is conducted through its credit strategies investment team, which manages approximately $16.8 billion of assets as of April 1, 2015, across the United States, Europe and Asia in both the performing credit marketplace, which includes leveraged loans, high-yield bonds and investment grade credit, and the opportunistic credit marketplace, which includes distressed bonds and loans, mezzanine debt, private credit/bespoke financing, structured credits and derivatives, among other credit investments. Och-Ziff’s institutional credit strategies investment team, a group within the credit strategies investment team that focuses on performing credit, manages approximately $5.8 billion of assets under management as of April 1, 2015. In 2014, Och-Ziff traded for its clients over $19.7 billion in U.S. corporate credit and $12.3 billion in U.S. leveraged loans.
OZ Credit Management’s investment professionals have an established sophistication in navigating the investment landscape. The Trust believes that OZ Credit Management’s experience and investment approach will help to successfully assist in executing the investment strategy. See “Management of the Trust and the Fund” and “Portfolio Management” for information regarding OZ Credit Management, and “Investment Objectives and Strategies — Investment Process Overview” for a description of the investment process.
PORTFOLIO MANAGEMENT
The Fund expects to benefit from the collaborative effort of the NSAM Adviser and OZ Credit Management, including their combined business and industry specific knowledge, transaction expertise and deal-sourcing capabilities. The NSAM Adviser will oversee the management of the Fund’s portfolio activities, including its investment strategy, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Fund’s portfolio. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion. The NSAM Adviser, as part of its overall management of Fund activities and monitoring of the Fund’s portfolio, has the ability to sell portfolio securities, from time to time, and also has the ability to override and reverse OZ Credit Management’s decision to purchase or sell investments on behalf of the Fund in certain circumstances. The NSAM Adviser and OZ Credit Management intend to hold periodic meetings to plan and discuss the investment strategy and policies, current market developments, investment goals and investment criteria. The Trust believes that these meetings, and similar collaborative efforts, will provide the NSAM Adviser and OZ Credit Management with the ability to adapt the Fund’s investment strategy to best achieve the Fund’s investment goals, given then-current market conditions. Further, the Trust believes that the active and ongoing participation by NorthStar, Och-Ziff and their respective affiliates in the credit markets, in addition to the experience and investment approach of the NSAM Adviser’s and OZ Credit Management’s respective management teams and affiliates, will allow the investment strategy to be successfully executed. See “Portfolio Management” for biographical information regarding the NSAM Adviser’s and OZ Credit Management’s senior investment professionals and “Investment Objectives and Strategies — Investment Process Overview” for a description of the investment process.
All investments will be based on the sourcing capabilities and recommendations of OZ Credit Management. The Fund’s Board, including a majority of independent trustees, will oversee and monitor the Fund’s investment performance and relationship with the NSAM Adviser and OZ Credit Management. See “The Adviser” and “The Sub-Adviser.”
INVESTMENT OBJECTIVE
The Trust’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Trust will achieve its investment objective.
INVESTMENT STRATEGIES
The Trust seeks to achieve its investment objective by investing substantially all of its assets in the Fund. Any assets of the Trust not invested in the Fund will be de minimis amounts of cash or cash equivalents to meet its ongoing expenses. All investments are made at the Fund level; therefore, the Trust’s investment results will correspond directly to the investment results of the Fund.

The Fund will have the same investment objective and policies as the Trust, and there can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising significant capital, the Fund may make smaller investments due to liquidity constraints, with the expectation that investment sizes may increase as the fund grows.
The investment strategy employed by the NSAM Adviser and OZ Credit Management on behalf of the Fund is supported by a disciplined credit review process based on the belief that a deep fundamental understanding of companies and the industries in which they operate is critical to generating positive total returns. To implement this investment strategy, the Fund will seek to leverage the combined expertise and strength of the NSAM Adviser and OZ Credit Management.
The Fund believes that the current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of financing as businesses’ capital needs evolve and regulatory requirements change.
To capitalize on these opportunities, the Fund will seek to utilize the combined competitive advantages of the NSAM Adviser and OZ Credit Management, including:
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Leveraging the skills and experience of the NSAM Adviser’s and OZ Credit Management’s investment teams and their respective affiliates;

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Applying Och-Ziff’s experience in:

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Utilizing its global, cross-asset platform and global network of investment professionals to generate new opportunities and to underwrite investments;

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Dynamically allocating capital across strategies and geographies;

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Actively managing investment portfolios;

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Maintaining a disciplined credit selection process and employing established underwriting policies and procedures;

•
Structuring or purchasing investments that target attractive risk-adjusted returns while seeking to minimize risk of loss; and

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Capitalizing on the strong capital markets relationships of the investment teams of the NSAM Adviser and OZ Credit Management and affiliates.

For a full description of the NSAM Adviser’s and OZ Credit Management’s competitive advantages, see “Investment Objectives and Strategies” on page 35.
The Trust’s and the Fund’s investment objective and strategies may be changed without the vote of the Shareholders, or the Fund’s shareholders, as applicable, by the Board, or the Fund’s Board, as applicable, with at least 60 days’ written notice provided to Shareholders or the Fund’s shareholders.
PORTFOLIO COMPOSITION
Securities.    The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity.
Geography.   The Fund intends to invest globally, with an emphasis on North America and Europe, although in certain situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund will utilize the broad resources and global reach of the NorthStar and Och-Ziff platforms to generate a dynamic portfolio across geographies. NorthStar has offices overseas in London, England, Luxembourg, Bermuda, and Jersey. Och-Ziff has seven offices globally and has maintained a presence in the U.S., Europe and Asia since 1994, 1998 and 2001, respectively.
Other Characteristics.   The Fund intends to target companies with established market positions, seasoned management teams, proven products and services, strong regional or national operations and positive cash flows, which we believe generally possess better risk-adjusted return profiles than newer companies.
The Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, which we believe, when coupled with the other features of our investments described above, will allow us to reduce our risk of capital loss and enable us to achieve attractive risk-adjusted returns.
The Fund invests in companies regardless of market capitalization. The mix of the Fund’s investments at any time will depend on the industries and types of credit instruments the NSAM Adviser and OZ Credit Management believe represent the best risk-adjusted returns within the Fund’s investment strategies.
The Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund may leverage the expertise of the NSAM Adviser and OZ Credit Management to influence decisions amongst certain issuers with the goal of preserving capital and enhancing the Fund’s investment position.
The Fund may hold select positions in equity securities, including common and preferred shares and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Fund believes that a disposition is most advantageous. The Fund may also purchase select positions in equity securities, including common and preferred shares, and convertible securities.
The Fund also may use various hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including taking short positions in debt or equity securities, buying or selling options or futures contracts on indexes and entering into derivatives.
The Fund intends to invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents.
MARKET OPPORTUNITIES
Dispersion and variability in individual country economies create frequent investment opportunities.   At any point in time, the growth, inflation and other financial conditions of individual country economies vary, creating distinct investment environments on a country by country basis. The Fund’s global investment program allows it to invest or re-allocate capital across these individual countries when the investment opportunities are most compelling.
Traditional bank lending in the United States and Europe continues to be constrained by heightened regulation, increased capital requirements and general risk aversion since 2009.   Since 2009, the commercial banking sector has seen heightened oversight and regulatory pressure, forcing banks to increase capital and decrease leverage. We believe many of these regulations, both in the United States and globally, including Basel III, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, the Volcker Rule and Leverage Lending Guidelines have and are likely to continue to significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold corporate securities on their balance sheets. Coupled with new risk retention requirements for CLOs, we believe regulatory developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for corporations.
The pullback of traditional lenders to corporations creates investment opportunities for alternative sources of capital.
Exacerbating the heightened oversight and external regulatory pressure facing traditional lenders, commercial banks are strategically repositioning and reducing risk internally, thereby limiting the amount of capital they lend to corporations. The United States leveraged loan market has seen significant, steady decline in banks’ market participation over the last 20 years. This dramatic pullback has created a lending gap that provides opportunity for alternative sources of capital, such as the Fund, to fill the void. Similarly, following the liquidity crisis and recent worldwide recession, which we refer to as the Great Recession, commercial banks’ trading subsidiaries lessened their willingness to hold corporate credit as measured by their 75% decrease in balance sheet inventory from October 2007 through July 2015. This reaction created a void in the corporate bond market similar to the aforementioned loan market dynamics that requires non-traditional capital sources, such as the Fund, to meet market demand.
Strong demand for debt from current and future corporate borrowers.   We believe corporate borrowers will require significant debt capital to refinance existing debt. Between 2015 and 2021, over $2 trillion of U.S. and European corporate credit maturities are anticipated to come due. Combined with the significant pullback in traditional lending from commercial banks, we believe the Fund, with its flexible capital, will be in a position to selectively service these global corporate maturities. In addition to the refinancing needs of corporations, we believe the significant amount of uninvested capital held by private equity funds will create significant future issuance as the private equity funds look to deploy capital. We believe this addition of significant supply to the lending market will create a robust investment environment, presenting us with investment opportunities consistent with the investment objectives of the Fund.
European corporate borrowers will seek alternative forms of capital as European banks reduce lending.   Historically the financing needs of European corporations were met by European commercial banks’ lending within their own country and in Europe broadly. Similar to United States commercial banks, heightened oversight and regulatory pressure, including higher capital requirements as a result of Basel III, have led European commercial banks to significantly reduce their lending to corporations. Traditionally, European corporations relied on European commercial banks for the majority of their financing, with minimal reliance on non-bank capital markets. This bank-capital markets imbalance in Europe will create opportunity for the Fund to provide financing to European corporations as a source of capital.
Leverage loan asset class provides an attractive risk-adjusted return profile.   Leveraged loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on corporate asset collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics combine to provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis.
CLO securities and CLO equity specifically, provide an opportunity for attractive risk-adjusted returns.   We believe investing in CLO securities, including debt and equity provide the opportunity for attractive risk-adjusted returns. CLO equity securities tend to be complex and require certain experience, skills and resources to adequately analyze and invest in the asset class. We believe the specialized experience, skills and resources of our Adviser and Sub-Adviser in investing in and managing CMBS B-Pieces, CDO, and CLO debt and equity will enable us to seek to capitalize on attractive risk-adjusted returns in this asset class.
For a full description of the market opportunities, see “Investment Objective and Strategies — Market Opportunity” on page 38.
BORROWINGS
The Fund may borrow to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities, entering into total return swaps, or TRS, and issuing debt securities or other forms of leverage, the costs associated with such borrowing will be indirectly borne by the Shareholders and the Fund’s shareholders. The Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300% immediately after each time it incurs indebtedness. The Fund’s ability to issue preferred shares is limited such that its asset coverage must equal at least 200% after each issuance of such preferred shares. See “Investment Objective and Strategies — Borrowings.”
MANAGEMENT AND INCENTIVE FEES
The Trust does not incur a separate management fee or incentive fee, but the Trust and its Shareholders are indirectly subject to the Fund’s Management Fee and Incentive Fee (each as defined below). Pursuant to an investment advisory agreement between the Fund and the NSAM Adviser, and in consideration of the advisory services provided by the NSAM Adviser to the Fund, the NSAM Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or the Management Fee and the Incentive Fee, respectively.
The Management Fee is calculated at an annual rate of 2.0% of the Fund’s average gross assets, excluding cash and cash equivalents, but including assets directly and indirectly using leverage. The Management Fee is payable quarterly in arrears and is calculated based on the Fund’s gross assets at the end of the two most recently completed calendar quarters.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter.

The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature.
ADMINISTRATION
Pursuant to an administration agreement between the Fund and the NSAM Adviser, or the Fund Administration Agreement, the NSAM Adviser will furnish the Fund with office facilities and equipment, and clerical, bookkeeping and record keeping services. The NSAM Adviser will also oversee the Fund’s financial records and prepare its reports to the Fund’s shareholders and its reports filed with the SEC. In addition, the NSAM Adviser will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.
Pursuant to an administration agreement between the Trust and the NSAM Adviser, or the Trust Administration Agreement, the NSAM Adviser will furnish the Trust with office facilities and equipment, and clerical, bookkeeping and record keeping services. The NSAM Adviser will also oversee the Trust’s financial records and prepare its reports to Shareholders and its reports filed with the SEC. In addition, the NSAM Adviser will perform the calculation and publication of the Trust’s NAV, and oversee the preparation and filing of the Trust’s tax returns, the payment of the Trust’s expenses and the performance oversight of various third party service providers.
In accordance with the Fund Administration Agreement and the Trust Administration Agreement, the NSAM Adviser will be reimbursed for administrative expenses it incurs for providing these services to the Trust or the Fund, including the compensation payable by NorthStar to the Fund’s chief financial officer, chief compliance officer, treasurer and secretary, and other administrative personnel. The Trust and the Fund will also reimburse the NSAM Adviser for routine non-compensation overhead expenses. The NSAM Adviser may contract with third parties to provide certain accounting and administrative services. The cost of the third party service providers will be an obligation of the NSAM Adviser. Neither the Trust nor the Fund will incur costs from both the NSAM Adviser and the third party provider for similar services.
OPERATING EXPENSES
The Trust directly bears all expenses incurred in its operation, including amounts that the Trust reimburses to the NSAM Adviser for services provided under the Trust Administration Agreement, and indirectly bears its pro rata portion of all expenses incurred by the Fund based on its ownership of Fund shares, including amounts that the Fund reimburses to the NSAM Adviser for services provided under the Fund Administration Agreement. See “Summary of Fees and Expenses” and “Trust and Fund Expenses.”

DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Trust intends to declare cash distributions, or Trust Ordinary Distributions, on a monthly basis and pay such distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the Minimum Offering Requirement is met. Such Trust Ordinary Distributions are expected to be paid using distributions received from the Fund, or Fund Ordinary Distributions, net of any Trust operating expenses. Fund Ordinary Distributions are expected to consist of all or a portion of the Fund’s net investment income for tax purposes, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains for tax purposes).
Subject to the Board’s discretion and applicable legal restrictions, the Trust from time to time may also pay special interim distributions in the form of cash or Shares, which may take the form of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund. See “Distributions.”
The Trust’s distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Trust makes may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from the Trust’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the NSAM Adviser. A Shareholder may not be subject to immediate taxation on the amount of any distribution. The Shareholder’s basis in its Shares will first be reduced (but not below zero) by the amount of the return of capital, which will result in the Shareholder recognizing additional gain (or a lower loss) when the Shares are sold. To the extent that the amount of the return of capital exceeds the Shareholder’s basis in its Shares, such excess amount will be treated as gain from the sale of the Shareholder’s Shares. A Shareholder may recognize a gain from the sale of his or her Shares even if the Shareholder sells the Shares for less than the original purchase price. Each distribution estimated by the Trust to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to Shareholders. There can be no assurance that the Trust will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”
DISTRIBUTION SUPPORT AGREEMENT
Pursuant to separate Distribution Support Agreements, each dated as of  [•], 2015, by and between each of the Trust and the

Fund and NorthStar Realty, a publicly-traded REIT managed by an affiliate of NorthStar, and OZ Corporate Investors, LLC, an affiliate of OZ Credit Management, together the “Distribution Support Agreement,” NorthStar Realty and OZ Corporate Investors, LLC have agreed to purchase up to an aggregate of $10 million (less amounts used to break escrow) in Shares from time to time at the current public offering price per Share until the second anniversary of the date the Trust breaks escrow. If the cash distributions the Trust pays for any calendar quarter exceeds the Trust’s net investment income, or NII, for such quarter, NorthStar Realty and OZ Corporate Investors, LLC will purchase Shares following the end of each quarter for a purchase price equal to the amount by which the distributions paid to Shareholders exceed NII for such quarter, up to an amount equal to a 7% cumulative, non-compounded annual return on Shareholders’ invested capital prorated for such quarter. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Trust is not required to pay distributions to its Shareholders at a rate of 7% per annum or at all. Further, a $10 million investment in the Trust by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Trust to pay distributions to Shareholders at a rate of at least 7% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. For more information regarding the Distribution Support Agreement, the purchase of Shares thereunder as of the date of this prospectus and the distribution policy, please see “Distributions — Distribution Support Agreement.”
THE OFFERING
The Trust is offering on a continuous basis up to 300,000,000 Shares. Shares will be offered through NorthStar Securities, at an initial offering price of  $10.00 per Share until the Minimum Offering Requirement is satisfied and, thereafter, at an offering price equal to the Trust’s then current NAV per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Trust’s NAV per Share. The Trust is offering to the public two classes of Shares, Class A Shares and Class D Shares. The Trust is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering of Shares. The Shares differ with respect to the sales load an investor must pay. An investor will pay (i) selling commissions and dealer manager fees for the purchase of Class A Shares and (ii) dealer manager fees, but not selling commissions, for the purchase of Class D Shares. However, regardless of class, each Share

(i) will have identical rights with respect to voting and distributions, (ii) will bear its own pro rata portion of the Trust’s expenses and (iii) will have the same NAV per Share as each other Share.
PURCHASES OF SHARES
To purchase Shares in the offering, an investor must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $4,000 and pay such amount at the time of subscription. Prior to the Trust meeting its Minimum Offering Requirement, an investor should make his or her check payable to “UMB Bank, N.A., as escrow agent for NorthStar Global Corporate Income Fund.” Subsequent to the Trust meeting its Minimum Offering Requirement, an investor should make his or her check payable to “NorthStar Global Corporate Income Fund.” Subscriptions will be effective only upon the Trust’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by the Trust within 15 days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. Subscriptions received prior to the Trust meeting its Minimum Offering Requirement will be deposited into an interest-bearing account.
The minimum initial investment is $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the Trust’s distribution reinvestment plan or as otherwise permitted by the Trust. See “Distribution Reinvestment Plan.”
An approved trustee must process and forward to the Trust subscriptions made through individual retirement accounts, or IRAs, Keogh plans and 401(k) plans. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.
SALES LOAD
The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates. Investors will pay (i) selling commissions of 6% and dealer manager fees of 2% for the purchase of Class A Shares and (ii) dealer manager fees of 2%, but no selling commissions, for the purchase of Class D Shares. No selling commissions or dealer manager fees will be paid in connection with sales under the distribution reinvestment plan, or DRP.
PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws. The Dealer Manager has agreed to sell the Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares. The Trust will not sell any Shares unless and until the Minimum Offering Requirement is satisfied. Pending satisfaction of the Minimum Offering Requirement, all subscription payments received by the Trust will be placed in an account held by the Escrow Agent in trust for the subscribers’ benefit, pending release to the Trust. Upon satisfaction of the Minimum Offering Requirement, funds will be released from escrow to the Trust and the Trust will commence operations. If the Minimum Offering Requirement is not satisfied, the Trust will promptly return all funds in the escrow account (including interest), and the Trust will stop offering Shares.
SUITABILITY STANDARDS
An investment in the Trust involves a considerable amount of risk. A Shareholder may lose all or a portion of their money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. As a result, the Trust has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Trust’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Trust based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of the NSAM Adviser and OZ Credit Management and (e) the tax consequences of the investment. See “Investor Suitability.”
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and other tax-exempt entities, including employee benefit plans, IRAs, and 401(k) and Keogh plans, may purchase Shares. Because the Trust will be registered as an investment company under the 1940 Act, the underlying assets of the Trust will not be considered to be “plan assets” of the ERISA plans investing in the Trust for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Trust, the Fund nor the NSAM Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Trust. See “ERISA Considerations.”
UNLISTED CLOSED-END STRUCTURE
Each of the Trust and the Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Trust does not currently intend to list the Shares for trading on any securities exchange and does not expect any secondary market to develop for the Shares in the foreseeable future.
The Trust intends to institute a share repurchase program, but it may limit the number of Shares that it will offer to repurchase. As a result, an investor’s ability to sell his or her Shares may be limited and such investor may not receive a full return of invested capital upon selling his or her Shares. The Trust will not charge for the transfer of its Shares except for necessary and reasonable costs it actually incurs.
The Trust believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s investment strategy. The ability to hold positions through various market conditions is crucial to maximizing shareholder value. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Fund’s ability to execute its strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective. Because Shares will not be listed on a national securities exchange, the Shares will not be subject to the volatility associated with the public markets. However, the NAV of the Shares may be volatile.
PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM
To provide Shareholders with limited liquidity, the Trust intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Fund with respect to the Fund shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following satisfaction of the Minimum Offering Requirement. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Trust will limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. The Trust intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase.
The Trust’s assets consist primarily of its interest in Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to the repurchase offers, the Trust may find it necessary to liquidate all or a portion of its interest in Fund shares. As a result, the Trust will not conduct a repurchase offer for Shares unless the Fund simultaneously conducts a repurchase offer for Fund shares. The Trust expects the Fund to conduct quarterly repurchase offers for Fund shares.
If the amount of repurchase requests exceeds the number of Shares the Trust seeks to repurchase, the Trust will repurchase Shares on a pro-rata basis. If the Trust does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Trust determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Trust’s available cash and compliance with the regulated investment company, or RIC, qualification and diversification rules promulgated under the Internal Revenue Code of 1986, as amended, or the Code.
While the Trust intends to conduct quarterly repurchase offers as described above, the Trust is not required to do so and the Board may suspend or terminate such repurchase offers at any time. Investors have no right to require the Trust to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to an Investment in the Shares.”
LIQUIDITY STRATEGY
The Trust and the Fund intend to complete a liquidity event for Shareholders approximately five years following the completion of this offering or at such earlier time as the Board and the Fund’s Board may determine, taking into consideration market conditions and other factors. Accordingly, investors should consider that they may not have access to the money they invest for an indefinite period of time until a liquidity event is completed. The Trust may determine not to pursue a liquidity event if it believes that then-current market conditions are not favorable for a liquidity event.
A liquidity event could include (i) a listing of the Fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually or (iii) a merger or another transaction approved by the Trust’s Board and the Fund’s Board in which the Shareholders will receive cash or securities of a publicly-traded company. The aforementioned scenarios are referred to as “liquidity events.”
While the Trust and the Fund intend to seek to complete a liquidity event approximately five years following the completion of this offering or at such earlier time as the Board and the Fund’s Board may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.
DISTRIBUTION REINVESTMENT PLAN
The Trust intends to adopt an “opt in” distribution reinvestment plan pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to participate in or terminate their participation in the DRP within a reasonable time as specified in the plan. If Shareholders do not elect to participate in the plan, they will automatically receive any distributions the Trust declares in cash.
Because our DRP is structured as an “opt in” program that requires shareholders to affirmatively elect to have their cash distributions reinvested in additional common shares, such requirement may contribute to the illiquidity of our Shares.
The Trust expects to issue Shares pursuant to the DRP at the Bi-Monthly Closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.
TAXATION
Each of the Trust and the Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Trust and the Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders or Fund Shareholders, as applicable. To qualify and maintain their qualification as RICs for U.S. federal income tax purposes, the Trust and the Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of their net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Aspects.”
FISCAL YEAR
For accounting purposes, the Trust’s fiscal year is the 12-month period ending on December 31.
REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Trust will furnish to Shareholders a statement on Form 1099-DIV identifying the source of the distributions paid by the Trust to Shareholders for tax purposes. In addition, the Trust will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST
The NSAM Adviser, OZ Credit Management and certain of their respective affiliates will experience conflicts of interest in connection with the management of the Fund’s business affairs, including, but not limited to, the following:
•
The trustees, officers and other personnel of the NSAM Adviser and OZ Credit Management allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved;

•
The compensation payable to the NSAM Adviser and OZ Credit Management will be approved by the Board, consistent with exercise of the requisite standard of care applicable to trustees under Delaware law and under the 1940 Act. Such compensation is payable, in most cases, whether or not Shareholders receive distributions;

•
The Fund may compete with certain affiliates or clients of the NSAM Adviser and OZ Credit Management for investments, creating certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
Regardless of the quality of the assets acquired, the services provided to the Trust, or whether the Trust makes distributions to the Shareholders, the NSAM Adviser and OZ Credit Management will receive certain fees in connection with the management and sale of the Fund’s portfolio investments;

•
Because the Dealer Manager is an affiliate of the NSAM Adviser, its due diligence review and investigation of the Trust, the Fund and this prospectus cannot be considered to be an independent review;

•
The personnel of NorthStar and Och-Ziff will allocate their time between assisting the NSAM Adviser and OZ Credit Management, respectively, in connection with identifying investment opportunities and making investment recommendations and performing similar and other functions for other business activities in which they may be involved;

•
The NSAM Adviser, OZ Credit Management and their respective affiliates may give advice and recommendations regarding securities to other clients that may differ from advice and recommendations given to the Fund because, among other things, the tax positions may differ, amounts available for investment may differ and there may be different investment concentration criteria;

•
The NSAM Adviser, OZ Credit Management and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Trust and the Fund and/or may involve substantial time and resources of the NSAM Adviser and OZ Credit Management;
•
The Trust’s senior management and members of the NSAM Adviser and OZ Credit Management may serve as trustees of, or in a similar capacity with, companies the Fund does or may invest in. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Fund’s ability to buy or sell the securities of such company under the policies of the company or applicable law;

•
The Fund intends to seek exemptive relief from the SEC to engage in otherwise prohibited co-investment opportunities with certain entities affiliated with the NSAM Adviser, OZ Credit Management or their respective affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, following receipt of exemptive relief, the NSAM Adviser and OZ Credit Management will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
From time to time, the Fund and other clients for which the NSAM Adviser and OZ Credit Management provide investment management services may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest between or among the various classes of securities that may be held by the Trust and such other clients.

RISK FACTORS
Investing in the Trust involves risks, including the risk that Shareholders may receive little or no return on their investment or that Shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Trust. Because the Trust will invest substantially all of its assets in the Fund, an investment in the Trust carries all of the risks of an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Trust:
Risks Related to the Business and Structure of the Trust and the Fund
•
The Trust and the Fund are new companies and have no operating histories.

•
The Trust and the Fund may be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence, and are not limited with respect to the proportion of assets that may be invested in securities of a single issuer.

•
The Board may change the Trust’s investment objective by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse.

•
Changes in laws or regulations governing the Trust’s or the Fund’s operations may adversely affect the Trust’s or the Fund’s business or cause the Trust or the Fund to alter its business strategy.

•
The impact of financial reform legislation on the Fund and the Trust is uncertain.

•
The Fund may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.

•
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect the Trust.

•
The Trust and the Fund are uncertain of their sources for funding their future capital needs; if the Trust or the Fund cannot obtain equity or debt financing on acceptable terms, its ability to make investments and to expand operations will be adversely affected.

•
The Fund may be obligated to pay the NSAM Adviser incentive compensation even if the Fund incurs a net loss due to a decline in the value of its portfolio.

•
The Trust and the Fund face cyber-security risks.

•
Certain provisions of the Trust’s certificate of trust and bylaws could deter takeover attempts and have an adverse impact on the value of its Shares.

Risks Related to an Investment in the Shares
•
The Trust has established the initial offering price for its Shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of the Trust’s assets.

•
The NAV of Shares may fluctuate significantly.

•
Investors in this offering will incur dilution.

•
This is a “best efforts” offering, and if the Trust is unable to raise substantial funds, the Fund will be limited in the number and type of investments it may make, and the value of a Shareholder’s investment may be reduced in the event the Fund’s assets under-perform.

•
The Dealer Manager has only limited experience selling Shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number Shares for the Trust to achieve its investment objective.

•
The Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing Shares.

•
The Fund may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

•
The Trust may experience fluctuations in its quarterly results.

•
After the Trust satisfies the Minimum Offering Requirement, Shareholders and prospective investors seeking to purchase shares will not know the purchase price per Share at the time that their subscription agreements are accepted as of the next Bi-Monthly Closing. As such, Shareholders and prospective investors could receive greater or fewer Shares than anticipated if the Trust’s NAV per Share decreases or increases, respectively.

•
There is a risk that Shareholders may not receive distributions or that the Trust’s distributions may not grow over time.

•
The amount of any distributions the Trust may make is uncertain. The Trust’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Trust makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes.

•
The Shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if Shareholders purchase Shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares.

•
The Trust is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares.

•
Beginning with the first calendar quarter following the one-year anniversary of the date that the Trust meets the Minimum Offering Requirement, the Trust intends to offer to repurchase your Shares on a quarterly basis. As a result Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares.
•
Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Trust’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Trust’s repurchase offers may be at a time that is disadvantageous to Shareholders.

Risks Related to the Fund’s Investments
•
The Fund is affected by market and conditions that are outside of its control.

•
The Fund’s investments may be risky and the Fund could lose all or part of its investments.

◦
The debt securities and loans in which the Fund invests may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics.

◦
Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations.

◦
The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due.

◦
Increases in interest rates may cause the Fund’s investments in fixed-rate credit instruments to decline in price.

◦
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

◦
Subordinated investments in credit instruments have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.

•
Investments in CLOs may be riskier and less transparent to the Trust and its Shareholders than direct investments in the underlying companies.

•
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

•
Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Trust.

•
The Fund’s investments may be illiquid.

•
The Fund may invest in assets with no or limited performance or operating history.

•
The Fund is exposed to underlying borrower fraud through the Fund’s Target Securities held in its portfolio.

•
During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce returns.

•
The recognition of income in connection with investments that the Fund purchases with original issue discount may result in the payment of an incentive fee to the NSAM Adviser without a corresponding receipt of cash income.

•
The payment of underlying portfolio manager fees and other charges could adversely impact the Fund’s returns.

•
Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

•
A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Fund’s Board and, as a result, there will be uncertainty as to the value of the Fund’s investments.

•
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.

Risks Related to the NSAM Adviser, OZ Credit Management and their Affiliates
•
Because the Dealer Manager is an affiliate of the NSAM Adviser, Shareholders will not have the benefit of an independent due diligence review of the Trust, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty Shareholders face.

•
The Trust’s ability to successfully conduct its continuous offering is dependent, in part, on the ability of the Dealer Manager to successfully establish, operate and maintain a network of broker-dealers.

•
Shares may be purchased by the NSAM Adviser, OZ Credit Management and their respective affiliates.

•
The compensation the Fund pays to the NSAM Adviser, and the compensation the NSAM Adviser pays to OZ Credit Management, were determined without independent assessment on the Trust’s or the Fund’s behalf and these terms may be less advantageous to the Trust or the Fund than if such terms had been the subject of arm’s-length negotiations.

•
The NSAM Adviser and OZ Credit Management or their affiliates have no prior experience managing a registered closed-end management investment company or a RIC. NorthStar and Och-Ziff also do not have experience with registered closed-end management investment companies.

•
The Trust’s ability to achieve its investment objectives depends on the ability of the NSAM Adviser and OZ Credit Management to manage and support the Fund’s investment process. If the NSAM Adviser or OZ Credit Management or their respective affiliates were to lose any of their respective members of their senior management teams, the Trust’s ability to achieve its investment objectives could be significantly harmed.

•
Because the Trust’s business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of the NSAM Adviser and OZ Credit Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Trust’s business.

•
The NSAM Adviser, OZ Credit Management and their respective affiliates, including the Trust’s officers and some of the Trust’s trustees, will face conflicts of interest caused by compensation arrangements with the Trust and its affiliates, which could result in actions that are not in the best interests of Shareholders.

•
The NSAM Adviser’s influence on conducting the Fund’s operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to Shareholders.

•
The Fund’s ability to enter into transactions with its affiliates will be restricted.

•
There may be conflicts of interest related to obligations that the NSAM Adviser’s and OZ Credit Management’s respective senior management, investment teams and their affiliates have to other clients.

•
The Trust will enter into a royalty-free license to use the name “NorthStar” which may be terminated if the NSAM Adviser is no longer the Fund’s investment adviser.

Risks Related to Debt Financing and Leverage
•
Regulations governing the Trust and the Fund’s operations as registered closed-end management investment companies affect the Trust’s and the Fund’s ability to raise additional capital and the way in which it does so. As registered closed-end management investment companies, the necessity of raising additional capital may expose the Trust and the Fund to risks, including the typical risks associated with leverage.

•
If the Fund borrows money, the potential for loss on amounts invested in it will be magnified and may increase the risk of investing in the Trust. Borrowed money may also adversely affect the return on assets, reduce cash available for distribution to Shareholders and result in losses.

•
The Trust will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect the Trust’s cost of capital and net investment income.

•
The Management Fee and Incentive Fee may induce the NSAM Adviser or OZ Credit Management to make and recommend speculative investments or to incur leverage.

•
The recognition of income in connection with investments that the Fund purchases with original issue discount may result in the payment of an incentive fee to the NSAM Adviser without a corresponding receipt of cash income.

U.S. Federal Income Tax Risks
•
The Trust and/or the Fund will be subject to corporate-level U.S. federal income tax if they are unable to qualify as RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

•
The Fund and the Trust may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income.

•
If the Trust does not qualify as a “publicly offered regulated investment company,” as defined in the Code, non-corporate Shareholders will be taxed as though they received a distribution of some of the Trust’s and the Fund’s expenses.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Trust and the Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Trust, Shareholders will indirectly bear all fees or expenses paid for by the Trust or the Fund.
	Class A	Class D
SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Sales load(1)	8.0%	2.0%
Offering expenses(2)	1.0%	1.0%
Total shareholder transaction expenses(3)	9.0%	3.0%
ANNUAL FUND EXPENSES (as a percentage of average net assets attributable to Shares)
Management Fee(4)	[3.0]%	[3.0]%
Incentive Fee(5)	[ ]%	[ ]%
Interest payments on borrowed funds(6)	[1.0]%	[1.0]%
Other expenses(7)	[ ]%	[ ]%
Total annual fund expenses	[ ]%	[ ]%

(1)
As a percentage of the Trust’s public offering price per Share. “Sales load” includes selling commissions and dealer manager fees of the Trust’s public offering price per Share. For the Trust’s Class A Shares, an investor will pay selling commissions of 6.0% and dealer manager fees of 2.0%. For the Trust’s Class D Shares, an investor will pay dealer manager fees of 2.0% and no selling commissions. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering.

(2)
Amount reflects estimated offering expenses to be paid by the Trust of up to $1.0 million if the Trust raises $100.0 million in proceeds in this offering during the following twelve months. The offering expenses consist of costs incurred by the NSAM Adviser, OZ Credit Management and their affiliates on the Trust’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Trust’s systems and those of the broker-dealers authorized to sell Shares, or the Selected Broker-Dealers, all of whom are or will be members of the Financial Industry Regulatory Authority, Inc., or FINRA, or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of the NSAM Adviser’s, OZ Credit Management’s and their affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Trust. Any reimbursements for any such costs will not exceed actual expenses incurred by the NSAM Adviser, OZ Credit Management and their affiliates. The NSAM Adviser is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Trust. In addition, the Trust will indirectly bear its pro rata portion of offering costs incurred by the Fund based on its ownership of Fund shares. It is expected that offering costs at the Fund level will be de minimis because no Fund shares are being offered to the public.

(3)
Amount assumes that the Trust raises $100.0 million of proceeds in this offering during the following twelve months and uses $91.0 million of such proceeds (net of sales load and offering expenses) to purchase Fund shares, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or $45.50 million, and that the Fund borrows funds equal to 50% of its average net assets during such period, or $22.75 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Fund employs. For example, if the Trust were to raise proceeds significantly less than $100 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Trust will raise $100.0 million of proceeds in this offering during the following twelve months.
(4)
This Management Fee is paid to the NSAM Adviser at the Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period, which are assumed to equal 150% of the Fund’s average net assets as described in Note (3) above. The figure in the table is calculated on the basis of the Fund’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Management Fee paid to the NSAM Adviser.

(5)
The Incentive Fee is paid to the NSAM Adviser at the Fund level. The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the NSAM Adviser during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.00%, subject to a “catch-up” feature. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Fund’s average net assets. The Fund does not currently expect to accrue an Incentive Fee during the year ending December 31, 2015. The figure in the table is based upon the estimated Incentive Fee for the year ending December 31, 2015, expressed as a percentage of the Fund’s estimated average net assets for the year ending December 31, 2015. Because the example above assumes a 5.0% annual return, as required by the SEC, no Incentive Fee would be payable in the following twelve months.

(6)
The Trust is not expected to borrow funds, but the Fund may borrow funds to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Trust’s ownership of Fund shares. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 50.0% of the Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 2.0% over average net assets. The Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Trust is able to raise through the sale of Shares and capital market conditions. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Management Fee paid to the NSAM Adviser.

(7)
Other expenses include accounting, legal and auditing fees of the Trust and the Fund, as well as the reimbursement of the compensation of the Trust’s and Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the trustees of the Board or the Fund’s Board who do not also serve in an executive officer capacity for the Trust, the Fund, the NSAM Adviser or OZ Credit Management. The amount presented in the table estimates the amounts the Trust and the Fund expect to pay during the twelve months following the commencement of the Fund’s operations and does not include preferred pricing arrangements the Trust and the Fund may receive from certain parties as newly-formed entities.

Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Trust has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:
	1 Year		3 Years		5 Years		10 Years
Class A	$	[•]	$	[•]	$	[•]	$	[•]
Class D	$	[•]	$	[•]	$	[•]	$	[•]
The example and the expenses in the tables above should not be considered a representation of the Trust’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Trust’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Trust, see “Trust and Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

THE TRUST AND THE FUND
The Trust is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on July 23, 2015 and has no operating history. The Trust intends to commence operations following satisfaction of the Minimum Offering Requirement. The principal office of the Trust is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Trust’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing substantially all of its assets in the Fund.
The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on July 23, 2015 and has a no operating history. The Fund intends to commence operations following satisfaction of the Minimum Offering Requirement. The principal office of the Fund is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Fund has the same investment objective as the Trust. The Fund makes investments as described in this prospectus with the proceeds it receives from the sale of Fund shares to the Trust and any other investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Fund. All investments are made at the Fund level; therefore, the Trust’s investment results will correspond directly to the investment results of the Fund.
The Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising significant capital, the Fund may make smaller investments due to liquidity constraints, with the expectation that investment sizes may increase as the Fund grows.
The Fund intends to invest globally, with an emphasis on North America and Europe, although in certain situations the Fund may invest in securities of issuers domiciled elsewhere. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities.
The Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on these investment opportunities without respect to geographic constraints, the Fund believes it can create a portfolio that offers strong potential income and returns while limiting downside risk of the Fund. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Opportunities and Strategies.” There can be no assurance that the Trust and the Fund will achieve their investment objectives.
The investment adviser to the Fund is the NSAM Adviser. The NSAM Adviser oversees management of the Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations and other guidelines in addition to general monitoring of the Fund’s portfolio. See “The Adviser.” The Fund will be sub-advised by OZ Credit Management. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion. See “The Sub-Adviser.” Ultimate responsibility for monitoring and overseeing the Trust’s management and operation is vested in the individuals who serve on the Board. Ultimate responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Fund’s Board. The same individuals serve on the Board and the Fund’s Board. See “Management of the Trust and the Fund.”

THE ADVISER
The Fund will be managed by the NSAM Adviser pursuant to an investment advisory agreement. The NSAM Adviser is a Jersey limited company formed on July 20, 2015 that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering.
Although the NSAM Adviser has no operating history, it is led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including David T. Hamamoto, Albert Tylis, Daniel R. Gilbert, Debra A. Hess and Ronald J. Lieberman. The NSAM Adviser is an affiliate of NorthStar, which in conjunction with OZ Credit Management, will make management decisions regarding the selection, negotiation, financing and disposition of the Fund’s investments, subject to certain limitations and the direction and oversight of the Fund’s Board. The NSAM Adviser also provides asset management, marketing, investor relations and other administrative services on behalf of the Trust and the Fund with the goal of maximizing operating cash flow and preserving invested capital.
The NSAM Adviser is an affiliate of NorthStar, a leading global asset management firm with approximately $24 billion in assets under management as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. In addition to the Fund, NorthStar currently manages the NorthStar Managed Companies. Through its successful management of these companies, NorthStar and its management team have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing, and has a demonstrated track record of using all levels of the corporate capital structure to produce attractive risk-adjusted returns. For example, NorthStar Realty has operated as a publicly-traded REIT for over ten years, producing a compounded annual return to its common shareholders of 20% since its initial public offering in October 2004. There can be no assurance that the Trust may replicate the performance of the NorthStar Managed Companies.
Over the past several years, NorthStar has become a leading sponsor of alternative investment programs, providing individual investors with access to a broad range of institutional-quality investments. Through March 31, 2015, NorthStar, through NorthStar Securities, its wholly-owned broker dealer and the Dealer Manager of this offering, has raised gross equity proceeds of approximately $3.0 billion through the NorthStar Non-Traded Companies, investing this capital into over $5.5 billion of assets comprised of 107 investments, as adjusted for acquisitions and commitments to purchase through May 6, 2015. These results demonstrate NorthStar’s proven ability to raise and deploy capital, seeking to build attractive investment portfolios that create stockholder value for its sponsored or managed publicly-traded and public, non-traded investment vehicles.
NorthStar has approximately 240 employees located domestically and internationally with its principal executive offices located in New York, New York and additional offices in Denver, Colorado, Dallas, Texas, Bethesda, Maryland, Los Angeles, California, London, England, Luxembourg, Jersey and Bermuda.

THE SUB-ADVISER
The NSAM Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that the NSAM Adviser believes will aid it in achieving the Fund’s investment objectives and carrying out the Fund’s investment strategies. The NSAM Adviser has engaged OZ Credit Management to act as the Fund’s investment sub-adviser. OZ Credit Management will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion. Any proposed change that is individually or in the aggregate deemed to be material to the Fund’s investment strategy will require the consent of OZ Credit Management, which shall not be unreasonably withheld. OZ Credit Management is a Delaware limited partnership formed on November 26, 2014 that is a registered investment adviser under the Advisers Act, and its principal office is located at OZ Institutional Credit Management LP, 9 West 57th Street, 39th Floor, New York, NY 10019.
Under the terms of the investment sub-advisory agreement and investment criteria approved from time to time by the NSAM Adviser, OZ Credit Management will be responsible for the following, among other items, as described more fully in the investment sub-advisory agreement:
•
determining the composition of the Fund’s investment portfolio, the nature and timing of changes therein and the manner of implementing such changes, including the types of securities and other assets to be purchased, retained or sold by the Fund;

•
identifying, evaluating and negotiating the structure and terms of the investments made by the Fund;

•
executing and closing the acquisition and disposition of the Fund’s investments;

•
monitoring the Fund’s investment portfolio and making recommendations regarding ongoing portfolio management;

•
identifying and making recommendations with respect to certain securities and other assets that the Fund may purchase, retain or sell;

•
performing or supervising other parties in performing due diligence on prospective investments and portfolio companies recommended by OZ Credit Management;

•
assisting the NSAM Adviser in performing certain of the NSAM Adviser’s duties under the investment advisory agreement, as mutually agreed;

•
subject to the supervision of the NSAM Adviser and the Fund’s Board, establishing and maintaining accounts on the Fund’s behalf with, and placing orders for the purchase and sale of the Fund’s portfolio securities or other investments with or through, such persons, brokers, dealers or other counterparties (including, to the extent permitted by applicable law and by the Fund or the NSAM Adviser, any broker, dealer or other counterparty affiliated with OZ Credit Management) as OZ Credit Management may elect and negotiating commissions or spreads to be paid on such transactions;

•
reviewing all proxy solicitation materials, voting and handling all proxies in relation to the Fund’s investments and maintaining records with respect to the proxy votes cast for the Fund;

•
making, at least annually, an in-person presentation to the Fund’s Board and the NSAM Adviser on the Fund’s performance of services and the Fund’s investment performance;

•
with reasonable prior notice and upon reasonable request from the NSAM Adviser, making marketing presentations to various groups including, but not limited to, broker/dealers, wholesalers, advisers, shareholders, industry participants or members of the press, provided, that any written materials used in connection therewith shall be approved by the NSAM Adviser prior to such use; and

•
upon the NSAM Adviser’s reasonable request, assisting the NSAM Adviser in connection with the NSAM Adviser’s valuation of the Fund’s investments.

Furthermore, OZ Credit Management will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement among OZ Credit Management, the NSAM Adviser and the Fund and will not be responsible or liable for the provision of any other service, except as otherwise agreed.
OZ Credit Management is an affiliate of Och-Ziff, a leading global institutional alternative asset manager founded in 1994. As of July 1, 2015, Och-Ziff managed $46.8 billion of assets under management across equities, credit, real estate/private investments and convertible and derivative arbitrage. Och-Ziff has significant global reach with a local presence in the United States, Europe and Asia since 1994, 1998 and 2001, respectively. Och-Ziff serves the investment needs of a diversified institutional investor base, providing asset management services through alternative investment vehicles that pursue a broad range of global investment opportunities.
As part of its global platform, Och-Ziff has managed credit investments since 1999 across both alternative and traditional investment solutions, including global multi-strategy funds, traditional credit strategies and single-strategy funds. Certain members of Och-Ziff’s credit strategies investment team will also serve as OZ Credit Management’s investment professionals as described further under “Management —  Credit Management.” Och-Ziff’s credit asset management is conducted through its credit strategies investment team, which manages approximately $16.8 billion of assets as of April 1, 2015, across the United States, Europe and Asia in both the performing credit marketplace, which includes leveraged loans, high-yield bonds and investment grade credit, and the opportunistic credit marketplace, which includes distressed bonds and loans, mezzanine debt, private credit/bespoke financing, structured credits and derivatives, among other credit investments. Och-Ziff’s institutional credit strategies investment team, a group within the credit strategies investment team that focuses on performing credit, manages approximately $5.9 billion of assets under management as of April 1, 2015. In 2014, Och-Ziff traded for its clients over $19.7 billion in U.S. corporate credit and $12.3 billion in U.S. leveraged loans.
Although OZ Credit Management has no operating history, its investment professionals have an established sophistication in navigating the investment landscape. The Fund believes that OZ Credit Management’s experience and investment approach will help to successfully assist in achieving its investment objective and executing its investment strategy. See “Management” and “Portfolio Management” for information regarding OZ Credit Management, and “Investment Objectives and Strategies — Investment Process Overview” for a description of the investment process.

USE OF PROCEEDS
Substantially all of the net proceeds from the sale of Shares are to be invested in the Fund as of the date of the Bi-Monthly Closing on which such proceeds are received by the Trust. The Trust expects that following the Fund’s receipt of the net offering proceeds, the Fund will invest such proceeds as soon as practicable in accordance with the Fund’s investment objective and strategies, consistent with market conditions and subject to the availability of suitable investments. Any assets of the Trust not invested in the Fund are de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. There can be no assurance that the Trust will be able to sell all the Shares it is offering. If the Trust sells only a portion of the Shares it is offering, the Trust and the Fund may be unable to achieve their investment objectives.
The table below sets forth the Trust’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Trust sells the maximum number of Shares registered in this offering, or 300,000,000 Shares, and that all Shares sold are Class A Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Shares, the actual number of Shares the Trust sells, and the number of Class A Shares sold compared to Class D Shares. The initial public offering price will be $10.00 per Share. Following the satisfaction of the Minimum Offering Requirement, the public offering price will be the Trust’s current NAV per Share plus selling commissions and dealer manager fees. The Trust has incurred organization and offering costs of approximately $[  ] and $[   ], respectively, as of  [           ], 2015, which were paid on the Trust’s behalf by the NSAM Adviser and OZ Credit Management and their affiliates and have been recorded by the Trust as a contribution to capital. Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. These costs are expensed as incurred. The Trust’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Trust has charged offering costs against capital in excess of par value on the balance sheet. See “Trust and Fund Expenses — Organization and Offering Costs.”
The amounts in the table below assume that full selling commissions and dealer manager fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, and sales to the Trust’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the purchase price per Share but will not affect the amounts available to the Trust for investment in the Fund.
The Trust estimates that it will incur approximately $30 million of expenses if the maximum number of Shares is sold. The Trust will reimburse the offering expenses incurred by the NSAM Adviser, OZ Credit Management and their affiliates on the Trust’s behalf. However, the NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Trust will not exceed actual expenses incurred by the NSAM Adviser, OZ Credit Management and their affiliates, and the NSAM Adviser is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.
Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.
	Minimum Offering
	Amount	%
Gross proceeds	$2,000,000	100%
Less:
Selling commissions(1)	$120,000	6.0%
Dealer manager fees(1)	$40,000	2.0%
Net proceeds after sales load(2)	$1,840,000	92.0%
Less:
Offering expenses(2)	$20,000	1.0%
Net proceeds/amount available for investments(2)	$1,820,000	91.0%

(1)
As a percentage of the Trust’s initial public offering price per Share until such time as an NAV has been established and thereafter, the Trust’s NAV per Share. Amounts have been rounded for ease of presentation. In no event will the aggregate selling commissions and dealer manager fees exceed 6.0% and 2.0%, respectively, of the gross offering proceeds received in this offering.

(2)
As a percentage of the Trust’s initial public offering price per Share until such time as a NAV has been established and thereafter, the Trust’s NAV per Share.

INVESTMENT OBJECTIVES AND STRATEGIES
Investment Objectives
The Trust’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Trust will achieve its investment objective. The Trust seeks to achieve its investment objective by investing substantially all of its assets in the Fund. Any assets of the Trust not invested in the Fund will be de minimis amounts of cash or cash equivalents to meet its ongoing expenses. All investments are made at the Fund level; therefore, the Trust’s investment results will correspond directly to the investment results of the Fund.
The Trust’s and the Fund’s investment objective and strategies may be changed without the vote of the Shareholders, or the Fund’s shareholders, as applicable, by the Board, or the Fund’s Board, as applicable, with at least 60 days’ written notice provided to Shareholders or the Fund’s shareholders.
Investment Strategies
The Fund will have the same investment objective and policies as the Trust, and there can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Fund believes that the current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of borrowings as businesses’ capital needs evolve and regulatory requirements change. To capitalize on these opportunities and effectively manage risk, the Fund believes that intensive financial analysis and the flexibility to allocate investments globally and across different levels of the capital structure are critical to achieving superior risk-adjusted income and returns relative to other investments while providing strong potential income and returns.
Through a combination of thorough and continuous analysis, the Fund will invest globally across a variety of industries focusing on performing corporate credit asset classes. The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising sufficient capital, the Fund may make smaller investments than it expects to make once it raises sufficient capital due to liquidity constraints.
The Fund intends to invest globally, with an emphasis on North America and Europe, although in certain situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to Shareholders or Fund shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities.
The Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on these investment opportunities, without respect to geographic constraints, the Fund will seek to create a portfolio that offers strong potential income and returns while limiting downside risk of the Fund.
Portfolio Composition
Securities
The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity.
Geography
The Fund intends to invest globally, with an emphasis on North America and Europe, although in certain situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund will utilize the broad resources and global reach of the NorthStar and Och-Ziff platforms to generate a dynamic portfolio across geographies. NorthStar has offices overseas in London, England, Luxembourg, Bermuda, and Jersey. Och-Ziff has seven offices globally and has maintained a presence in the U.S., Europe and Asia since 1994, 1998 and 2001, respectively.
Other Characteristics
The Fund intends to target companies with established market positions, seasoned management teams, proven products and services, strong regional or national operations and positive cash flows, which we believe generally possess better risk-adjusted return profiles than newer companies.
The Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, which we believe, when coupled with the other features of our investments described above, will allow us to reduce our risk of capital loss and enable us to achieve attractive risk-adjusted returns.
The Fund invests in companies regardless of market capitalization. The mix of the Fund’s investments at any time will depend on the industries and types of credit instruments the NSAM Adviser and OZ Credit Management believe represent the best risk-adjusted returns within the Fund’s investment strategies.
The Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund may leverage the expertise of the NSAM Adviser and OZ Credit Management to influence decisions amongst certain issuers with the goal of preserving capital and enhancing the Fund’s investment position.
The Fund may hold select positions in equity securities, including common and preferred shares and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Fund believes that a disposition is most advantageous. The Fund may also purchase select positions in equity securities, including common and preferred shares, and convertible securities.
The Fund also may use various hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including taking short positions in debt or equity securities, buying or selling options or futures contracts on indexes and entering into derivatives.
The Fund intends to invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents.
Investment Philosophy
The Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. The NSAM Adviser and OZ Credit Management will seek to achieve the Fund’s investment objective by employing an investment strategy that is supported by a disciplined credit review process based on the belief that a deep fundamental understanding of companies and the industries in which they operate is critical to generating positive total returns. By focusing on these investment opportunities without respect to geographic constraints, the Fund believes it can create a portfolio that offers strong potential income and returns while limiting downside risk of the Fund.
The Fund believes that the current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of financing as businesses’ capital needs evolve and regulatory requirements change. To capitalize on these opportunities, the Fund will seek to utilize the combined competitive advantages of the NSAM Adviser and OZ Credit Management, and their respective investment platforms, in the following ways:

Leveraging the skills and experience of the NSAM Adviser’s and OZ Credit Management’s investment teams and their respective affiliates.   The NSAM Adviser’s and OZ Credit Management’s and their respective affiliates’ investment professionals have diverse backgrounds, including prior experience at asset managers and investment firms, private investment funds, investment banks and other financial service companies, which provide an enhanced perspective for managing the Fund’s portfolio. The Fund will also benefit from NorthStar and Och-Ziff’s well-established investment management capabilities. NorthStar has managed real estate and alternative investment platforms for over ten years, managing approximately $24 billion of assets as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015; and Och-Ziff has managed equity, credit, real estate/private investment and convertible and derivative arbitrage products for over twenty years, managing $46.8 billion of assets as of July 1, 2015.
Applying Och-Ziff’s experience in:
•
Utilizing its global, cross-asset platform and global network of investment professionals to generate new opportunities and to underwrite investments.   The Fund will utilize the broad resources and global reach of the Och-Ziff platform to generate new opportunities typically unavailable to smaller, less diversified managers. Access to Och-Ziff’s global platform provides the Fund with additional insights into global risk and return dynamics, enhancing the Fund’s ability to source, underwrite, execute and manage investments.

•
Dynamically allocating capital across strategies and geographies.   The Fund will seek to dynamically allocate capital across asset classes and geographies, allowing investment opportunities and market conditions, at any given time, to determine optimal portfolio composition.

•
Actively managing investment portfolios.   Utilizing Och-Ziff’s active portfolio management process that has developed over its 20-year operating history, the Fund will seek to enhance its portfolio by increasing exposure to what it believes to be undervalued positions by reducing or eliminating exposure to what it believes to be fully valued positions.

•
Maintaining a disciplined credit selection process and employing established underwriting policies. The Fund intends to rely on the historical underwriting experience and related underwriting policies and procedures of Och-Ziff. OZ Credit Management will employ a defensive investment approach focused on long-term credit performance and downside protection. This investment approach will follow a rigorous selection process, as well as proactive monitoring of each individual investment, including early detection of credit deterioration to mitigate potential losses and avoid defaults.

•
Structuring or purchasing investments that target attractive risk-adjusted returns while seeking to minimize risk of loss.   The Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, which it believes, coupled with the other features of its investments described above, will allow the Fund to reduce risk of capital loss and enable it to achieve attractive risk-adjusted returns.

Capitalizing on the strong capital markets relationships of the investment teams of the NSAM Adviser and OZ Credit Management and affiliates.   The Fund expects to capitalize on the NSAM Adviser’s and OZ Credit Management’s respective investment teams’ and affiliates’ networks of relationships with large and boutique broker-dealers, as well as private equity sponsors that arrange financing for and/or invest in a variety of target companies, which should serve as a significant source of new investment opportunities for the Fund. NorthStar’s and Och-Ziff’s relationships with broker-dealers have been established through each respective firm’s scale and 12- and 20-year operating history, respectively, and specifically Och-Ziff’s approximately $16.8 billion credit platform as of April 1, 2015.

Market Opportunity
We believe that there are and will continue to be significant investment opportunities for us to invest globally across the corporate capital structure in a variety of security types with a focus on performing credit. Notwithstanding the historical data discussed herein, there can be no guarantee that these markets will continue to provide attractive investment opportunities.
Dispersion and variability in individual country economies create frequent investment opportunities.
At any point in time, the growth, inflation and other financial conditions of individual country economies vary, creating alternative investment environments on a country by country basis. Currently, as illustrated in the table to the right, growth and inflation vary significantly with annualized year over year GDP growth ranging from -0.4% to 7.4% and annualized year over year inflation rates ranging from 0.0% to 10.9%. The Fund’s global investment program allows it to invest or re-allocate capital across these individual countries when investment opportunities are most attractive.

Source: Bloomberg Finance L.P.

Traditional bank lending in the United States and Europe continues to be constrained by heightened regulation, increased capital requirements and general risk aversion since 2009.
Since 2009, the commercial banking sector has seen heightened oversight and regulatory pressure, forcing banks to increase capital and decrease leverage. We believe many of these regulations, both in the United States and globally, including Basel III, the Dodd-Frank Act, Volcker Rule and Leverage Lending Guidelines have and are likely to continue to significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold corporate securities on their balance sheets. As illustrated in the table on the right, new Basel III requirements have almost doubled the amount of capital that commercial banks must hold against their assets, including corporate securities and loans. Coupled with new risk retention requirements for CLOs, we believe regulatory developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for corporations.

Bank Capital Requirements Increasing as a Result of Basel III
12%
10%
8%
6%
4%
2%
0%
6%
11%
Pre-2010 Tier 1 Capital Requirements Under Basel I
Tier 1 Capital Requirements Using Basel III Risk Weights

Source: United States Treasury Analysis, based on Bank of America, Wells Fargo, Citigroup and JP Morgan filings as of September 2012.

The pullback of traditional lenders to corporations creates investment opportunities for alternative sources of capital.
Exacerbating the heightened oversight and external regulatory pressure facing traditional lenders, commercial banks are strategically repositioning and reducing risk internally, thereby limiting their financing capital to corporations. As illustrated in the chart to the right, the United States leveraged loan market has seen significant, steady decline in banks’ market participation from over 70% 20 years ago to roughly 10% today. This dramatic pullback has created a lending gap that provides opportunity for alternative sources of capital, such as the Fund, to fill the void.

Bank Participation in Primary Market for Leveraged Loans

100%
75%
50%
25%
0%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD 2015

Note: YTD 2015 as of March 31, 2015.
Source: S&P Capital IQ Leveraged Commentary & Data (March 2015). Copyright 2015, S&P Capital IQ (and its affiliates, as applicable). Reproduction of LCD Comps in any form is prohibited except with the prior written permission of S&P Capital IQ, or S&P. None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information.

Similarly, as illustrated in the chart to the right, following the liquidity crisis and the Great Recession, commercial banks’ trading subsidiaries lessened their willingness to hold corporate credit as measured by their 75% decrease in balance sheet inventory from October 2007 to July 2015. This reaction created a void in the corporate bond market similar to the aforementioned loan market dynamics that requires non-traditional capital sources, such as the Fund, to meet market demand.

Corporate Credit Holdings of U.S. Commercial Banks' Trading Subsidiaries

$ in Trillions
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
JUL 2015

Source: Market Axess, Federal Reserve Bank of New York, as of July 8, 2015.

Strong demand for debt from current and future corporate borrowers.
We believe corporate borrowers will require significant debt capital to refinance existing borrowings. As indicated in the chart to the right, United States and European corporations will need to refinance over $2.0 trillion of corporate debt currently on their balance sheets through 2021. Combined with the significant pullback in traditional lending from commercial banks, we believe the Fund, with its flexible capital, will be in a position to selectively service these global corporate maturities.

U.S. and European Corporate Loan Maturities
$500
$400
$300
$200
$100
$0
$/€ in Billions
€18
$19
€36
$59
€52
$147
€81
$250
€100
$390
€100
$474
€108
$490
2015
2015
2016
2016
2017
2018
2019
2020
2021
E.U. Leveraged Loan
E.U. High-Yield
U.S. Leveraged Loan
U.S. High-Yield

Source: Credit Suisse Leveraged Finance Outlook, April 2015.

In addition to the refinancing needs of corporations, we believe the significant amount of uninvested capital held by private equity funds will create significant future issuance as private equity funds look to deploy capital. Preqin estimates that there is approximately $1.1 trillion of uninvested capital held by private equity funds as of January 1, 2015. We believe this addition of significant supply to the lending market will create a robust investment environment, presenting us with investment opportunities consistent with the investment objectives of the Fund.

Uninvested Capital Held by Private Equity Funds Available for Investment
$ in Trillions
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.3
$0.4
$0.4
$0.4
$0.4
$0.6
$0.8
$1.0
$1.1
$1.1
$1.0
$1.0
$0.9
$1.1
$1.1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: 2014 Preqin Private Equity Performance Monitor (April 2015).

European corporate borrowers will seek alternate forms of capital as European banks reduce lending.
Historically the financing needs of European corporations were met by European commercial banks lending within their own country and in Europe broadly. Similar to United States commercial banks, heightened oversight and regulatory pressure, including higher capital requirements as a result of Basel III, have led European commercial banks to significantly reduce their lending to corporations. As illustrated in the chart to the right, European bank lending to non-financial institutions as of May 2015 has declined by approximately €530 billion since 2008.
Source: European Central Bank, as of May 31, 2015.

As seen in the chart to the right, traditionally European corporations relied on European commercial banks for approximately 80% of their borrowings, with minimal reliance on non-bank capital markets. For United States corporations, the inverse is true with corporations relying on non-bank capital markets for 80% of their borrowings. This bank-capital markets imbalance in Europe, combined with the general reduction in lending from European commercial banks will create opportunity for the Fund to provide debt to European corporations as a source of capital.

European Borrowers Traditionally Rely on Banks
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
EMU-17
U.S.
Debt Securities
Bank Loans

Note: Bank loans represent loans from domestic depository institutions. Loans from other financial institutions such as insurance corporations, pension funds, financial authorities as well as loans from government, households, other non-financial firms and from foreign banks are excluded.
Source: European Central Bank, Federal Reserve Bank, Deutsche Bank Research.

Leverage loan asset class provides an attractive risk-adjusted return profile.
Leveraged loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on corporate asset collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics combine to provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis. In addition to the above, we believe leveraged loans are attractive on account of:
Stable, lower volatility returns.   Since 1997, we believe that leveraged loans have offered attractive returns with significantly lower volatility than certain other markets. Since 1997, the S&P/LSTA Leveraged Loan Index, as shown below, has had positive returns 16 out of 17 years, compared to the S&P 500 over the same time period, with positive returns in 13 out of 17 years. Meanwhile, from 1997 to March 2015 the volatility of the S&P/LSTA Leveraged Loan Index has been 1.8%, while the volatility of the S&P 500 over the same period has been 4.5%.

S&P/LSTA Leveraged Loan Index Annual Returns

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD 2015

Source: S&P LSTA Returns Summary (April 2015). Copyright 2015, S&P Capital IQ (and its affiliates, as applicable). Reproduction of LCD Comps in any form is prohibited except with the prior written permission of S&P. None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information.

Low historical defaults and high recovery rates.   We believe that the structural characteristics of leveraged loans, such as asset collateralization and lien priority, have historically led to lower default rates and higher recovery rates in the event of default when compared to non-leveraged loans. Since 1995, first lien loans experienced an average annual default rate of 2.7% and an average annual recovery rate of 62.5%, though default and recovery rates may be higher or lower than average in any given year, as shown in the charts below.

First Lien Default Rate
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Average = 2.7%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM Mar 2015
Default Rate
Average

First Lien Recovery Rate
100%
90%
80%
70%
60%
50%
40%
Average = 62.5%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM Mar-15
Recovery Rate
Average

Source: Credit Suisse, Leveraged Finance Default Review (April 2015).
Protection against rising interest rates.   Leveraged loans generally pay interest based on a spread over a market index rate. Floating rate loans interest payments are periodically recalculated to account for changes in the market index rate. We believe these characteristics offer investors in leveraged loans a form of interest rate risk protection, especially in a period of rising interest rates. Since 1994, in periods where United States 10 year Treasury yields have increased more than 1% during a twelve-month period, leveraged loans have outperformed investment grade bonds significantly, as shown in the table below.
Historical Returns in Rising Interest Rate Environments
12 Months Ending	Change in 10-Year Treasury Yield	Loans	IG Bonds	Outperformance
October 1994	+238	13.4%	-4.8%	18.2%
January 2000	+201	5.4%	-2.6%	8.0%
May 2004	+128	8.3%	-0.5%	8.8%
June 2006	+122	6.7%	-2.2%	8.9%
December 2009	+163	44.9%	16.7%	28.2%
Source: Courtesy of J.P. Morgan Credit Strategy Weekly Update, January 22, 2010; Rising Rate Environment defined as periods when Treasury yields have risen greater than 100 basis points during a twelve-month period. Loans Source: Credit Suisse Leverage Loan Index (July 2014).
CLO securities, and CLO equity specifically, provide an opportunity for attractive risk-adjusted returns.
In addition to what we believe to be the compelling market opportunity of the leveraged loan asset class, as well as investments in debt securities of middle-market companies, we believe investing in CLO equity provides the opportunity for attractive risk-adjusted returns. CLO equity securities tend to be complex and require certain experience, skills and resources to adequately analyze and invest in the asset class. We believe the specialized experience, skills and resources of our Adviser and Sub-Adviser in investing in and managing CMBS B-Pieces, CDO, and CLO equity will enable us to seek to capitalize on attractive risk-adjusted returns in this asset class.
We believe that CLO equity has the following additional fundamental attributes:
Credit investment with expected short-term duration, high yield and quarterly cash distributions.   CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life compared to all other credit investments throughout the capital structure.

Decreased risks associated with rising interest rates and reduced correlation with fixed income and equity markets.   As a result of CLOs typically having asset portfolios comprised primarily of floating rate loans matched with liabilities primarily of floating rate instruments, CLO equity is expected to face decreased risks in a rising interest rate environment. Furthermore, CLO equity investments are expected to have reduced correlation with U.S. fixed income securities because of CLOs’ assets and liability match, and reduced correlation with U.S. equity markets as a result of CLOs generally replenishing paid off assets during reinvestment periods regardless of underlying collateral market price, assuming compliance with applicable covenants.
Conclusion
Given the dynamics of contracting supply from traditional lenders, the wave of maturities in both the United States and Europe, and the opportunity in CLOs, investors, such as the Fund, have the flexibility to invest across the capital structure, deploying capital in opportunistic and attractive investments consistent with our investment objectives.
Investment Process Overview
The Fund’s investment process is a collaborative effort between the NSAM Adviser and OZ Credit Management, as overseen by the Fund’s Board, and we expect to benefit from their combined business and industry specific knowledge, transaction expertise and deal-sourcing capabilities. The NSAM Adviser will be responsible for overseeing the management of the Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of its portfolio. OZ Credit Management, which has access to the resources of the Och-Ziff platform, will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion. The NSAM Adviser, as part of its overall management of the Fund’s activities and monitoring of the Fund’s portfolio, has the ability to sell the Fund’s portfolio securities from time to time and also has the ability to override and reverse the OZ Credit Management’s decision to purchase or sell investments on the Fund’s behalf in certain circumstances. The NSAM Adviser and OZ Credit Management intend to hold periodic meetings to plan and discuss the Fund’s investment strategy and policies, current market developments, investment goals and the Fund’s investment criteria. We believe that these meetings, and similar collaborative efforts, will provide the NSAM Adviser and OZ Credit Management with the ability to adapt the Fund’s investment strategy to best achieve the Fund’s investment goals, given then-current market conditions. Further, we believe that the active and ongoing participation by NorthStar, Och-Ziff and their respective affiliates in the credit markets, in addition to the experience and investment approach of the NSAM Adviser’s and OZ Credit Management’s respective management teams and affiliates, will allow the Fund’s investment strategy to be successfully executed. See “Portfolio Management” for biographical information regarding the NSAM Adviser’s and OZ Credit Management’s senior investment professionals.
The Fund’s expected investment process consists of several distinct phases as summarized below.
Sourcing
To source transactions, the Fund will seek to leverage OZ Credit Management’s and its affiliates’ access to transaction flow, along with Och-Ziff’s platform, origination channels and relationships. The NSAM Adviser will also seek to leverage NorthStar’s industry relationships and investment personnel. With respect to origination channels, the Fund will seek to leverage the industry presence of Och-Ziff to generate access to directly originated transactions with attractive investment characteristics. The Fund believes that its co-sponsors and NorthStar’s and Och-Ziff’s broad networks will produce a significant pipeline of investment opportunities for the Fund.
Investment Analysis
Initial Review.   In its initial review of an investment opportunity, OZ Credit Management’s transaction team or investment professionals examine information furnished by the target company or other external sources, including rating agencies, if applicable, to determine whether the opportunity (i) meets the basic investment criteria and other guidelines specified by the NSAM Adviser at its sole discretion, including appropriate portfolio diversification, and (ii) offers an acceptable probability of attractive returns with identifiable downside risk.
Credit Analysis/Due Diligence.   Before undertaking an investment, OZ Credit Management’s transaction team or investment professionals will conduct a thorough due diligence review of the opportunity to ensure the company or issuer fits the Fund’s investment strategy. Such review may include:
•
a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•
a detailed analysis of industry dynamics, competitive positioning and regulatory, tax and legal matters by leveraging Och-Ziff’s broad industry and cross-asset class expertise;

•
on-site visits, meetings or discussions with management and other key personnel which may include background checks to further evaluate management and other key personnel;

•
a review by legal and accounting professionals, and environmental or other industry consultants, if necessary;

•
financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•
a review of management’s experience and track record.

When possible, OZ Credit Management’s transaction team or investment professionals will seek to structure or purchase investments in such a way that the Fund’s target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work the Fund may require.
Investment
The Fund believes that OZ Credit Management seeks to maintain a defensive approach by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity or secondary purchase by one of its portfolio managers to assess the general quality, value and fit relative to the Fund’s portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations.
After completing its internal transaction process, OZ Credit Management’s investment professionals will make a recommendation to the NSAM Adviser or, in certain instances, may make a final determination regarding the investment subject to the investment criteria approved by the NSAM Adviser at its sole discretion. In addition, OZ Credit Management and Och-Ziff have agreed to make their staffs available to answer inquiries by the NSAM Adviser in connection with all proposed investments.
Monitoring
Portfolio Monitoring.   The NSAM Adviser, with the assistance of OZ Credit Management, as overseen by the Fund’s Board, will closely monitor the Fund’s portfolio companies on an ongoing basis, as well as monitor the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company or investment. In addition, depending on the size, nature and performance of the investment, the Fund may take board seats on or obtain board observation rights for the Fund’s portfolio companies.
The NSAM Adviser’s and OZ Credit Management’s investment teams and investment professionals have several methods of evaluating and monitoring the performance and fair value of the Fund’s investments, which include, but are not limited to, the assessment of success in adhering to a portfolio company’s business plan and compliance with covenants; periodic contact with portfolio company management; contact with the financial or strategic sponsor to discuss the financial position, requirements and accomplishments of such company; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process.   At the close of each business day, the NSAM Adviser values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which were developed by the valuation committee of the Fund’s Board and approved by the Fund’s Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the NSAM Adviser. On a quarterly basis, the Fund’s Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments are disclosed in reports filed with the SEC. See “Determination of Net Asset Value.”
Exit
Exit Transactions.   The Fund will seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. The Fund expects this internally generated cash flow to be a key means through which the Fund will receive timely payment of interest and loan principal. Additionally, the Fund will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common shares. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of the Fund’s investments. The Fund may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances may otherwise warrant.
Borrowings
The Fund may borrow to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, such as through secured credit facilities, entering into total return swaps, or TRS, and issuing debt securities or other forms of leverage, the costs associated with such borrowing will be indirectly borne by the Shareholders and the Fund’s shareholders. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including through the issuance of senior securities representing indebtedness and as a result of derivative transactions. The Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300% immediately after each time it incurs indebtedness. The Fund’s ability to issue preferred shares is limited such that its asset coverage must equal at least 200% after each issuance of such preferred shares.
“Covered” transactions (e.g., reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending agreements and other derivative transactions) will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 1940 Act’s asset coverage requirements. The Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of the NSAM Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and returns for Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations, or NRSROs, and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the NSAM Adviser or OZ Credit Management in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the NSAM Adviser and OZ Credit Management to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund’s Board and Fund shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS
Investing in the Trust involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Trust. Certain of the risks discussed below relate to the investments generally made by the Fund. These risks will, in turn, have an effect on the Trust through its investment in the Fund. Also discussed below are risks relating solely to an investment in the Trust and the Shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Trust and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Trust. In addition, as the investment program of the Trust or the Fund changes or develops over time, an investment in the Trust may be subject to risks not described in this prospectus. The Trust will update this prospectus to account for any material changes in the risks involved with an investment in the Trust.
Risks Related to the Business and Structure of the Trust
The Trust and the Fund are new companies and have no operating histories.
The Trust and the Fund are newly organized, non-diversified, closed-end management investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Trust and the Fund are subject to all of the business risks and uncertainties associated with any new business, including the risk that the Trust and the Fund will not achieve their investment objectives.
The Trust and the Fund may be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence, and are not limited with respect to the proportion of assets that may be invested in securities of a single issuer.
The Trust and the Fund are classified as “non-diversified” under the 1940 Act. As a result, the Trust and the Fund can invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. The Trust and the Fund may therefore be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence. Each of the Trust and the Fund intend to qualify as a RIC under Subchapter M of the Code, and thus intend to satisfy the diversification requirements of Subchapter M. See “Material U.S. Federal Income Tax Considerations.”
In addition, because the Trust and the Fund are classified as a non-diversified investment company within the meaning of the 1940 Act, they are not limited by the 1940 Act with respect to the proportion of assets that they may invest in a single issuer. To the extent that the Trust or the Fund assumes large positions in a small number of issuers, or within a particular industry, the Trust’s or the Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer.
As discussed further below under “— Risks Relating to the Fund’s Investment Program — Legal and Regulatory Risks,” the Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the over-the-counter, or OTC, or derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives used by the Fund.

The Board may change the Trust’s investment objective by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse.
The Trust’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing substantially all of its assets in the Fund. The Trust’s investment objective may be changed by the Board by providing Shareholders with at least 60 days’ prior notice. In addition, the Board has the authority to modify or waive the Trust’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. Also, the Fund’s Board may similarly change the Fund’s investment objective by providing Fund shareholders with 60 days’ prior notice, and may modify or waive its current operating policies and strategies without prior notice to Fund shareholders. The Trust cannot predict the effect any changes to the Trust’s or the Fund’s investment objectives, current operating policies, investment criteria and strategies may have on their businesses, NAVs, or operating results. However, the effects might be adverse, which could negatively impact the Trust’s ability to pay you distributions and cause you to lose all or part of your investment.
The Trust will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering. Since the Trust’s shares are not listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Trust’s investment objective, operating policies, investment criteria or strategies.
Changes in laws or regulations governing the Trust’s or the Fund’s operations may adversely affect the Trust’s or the Fund’s business or cause the Trust or the Fund to alter its business strategy.
The Trust, the Fund and the Fund’s investments and portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments that the Trust or the Fund are permitted to make, any of which could harm the Trust and its Shareholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing the Trust’s or the Fund’s operations relating to permitted investments may cause the Trust or the Fund to alter its investment strategy to avail itself of new or different opportunities. Such changes could result in material differences to the Trust’s or the Fund’s investment strategies and plans as set forth in this prospectus and may result in the Trust’s or the Fund’s investment focus shifting from the areas of expertise of the NSAM Adviser and OZ Credit Management to other types of investments in which the NSAM Adviser and OZ Credit Management may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Trust’s or the Fund’s results of operations and the value of your investment.
Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Act, could occur, which may materially adversely affect the Trust and the Fund.
The impact of financial reform legislation on the Fund and the Trust is uncertain.
On July 21, 2010, the Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect the Trust and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on the Trust, the Fund and the Fund’s portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the Trust, the Fund or their cash flows or financial condition, impose additional costs on the Fund’s portfolio companies, intensify the regulatory supervision of the Fund’s portfolio investments or otherwise adversely affect the Trust or the Fund.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Trust or the Fund, impose additional costs on the Trust or the Fund, intensify the regulatory supervision, or otherwise adversely affect the Trust or the Fund’s businesses.
The Fund may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.
The Fund may compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in similar securities as the Fund. As a result of these competitors and potential new entrants, competition for investment opportunities may intensify. The Fund’s competitors may be substantially larger and may have greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships, and offer better pricing and more flexible structuring than the Fund is able to do. The Fund may lose investment opportunities if it does not match competitors’ pricing, terms and structure. If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from the fact that the market for the Fund’s Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of the Fund’s competitors in that market could force the Fund to accept less attractive investment terms. Furthermore, some of the Fund’s competitors may have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposed on the Fund as a registered closed-end management investment company.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect the Trust.
The Trust is subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. The Trust will be required to periodically review its internal control over financial reporting, and evaluate and disclose changes in its internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact the Trust’s financial performance and its ability to make distributions. This process will also result in a diversion of management’s time and attention. The Trust cannot be certain as to the timing of the completion of its evaluation, testing and remediation actions or the impact of the same on its operations and it may not be able to ensure that the process is effective or that its internal controls over financial reporting are or will be effective in a timely manner. In the event that the Trust is unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, it may be adversely affected.
The Trust and the Fund are uncertain of their sources for funding their future capital needs; if the Trust or the Fund cannot obtain equity or debt financing on acceptable terms, its ability to acquire investments and to expand operations will be adversely affected.
The net proceeds from the sale of Shares will primarily be invested in Fund shares, and the Fund will use the proceeds for investment, payment of operating expenses and payment of various fees and expenses such as the Management Fee, Incentive Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Trust or the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available. Consequently, if the Trust or the Fund cannot obtain debt or equity financing on acceptable terms, its ability to make investments and to expand operations will be adversely affected. As a result, the Trust and the Fund would be less able to achieve their investment objectives, which may negatively impact the Trust’s results of operations and reduce its ability to make distributions to its shareholders.
The Fund may be obligated to pay the NSAM Adviser incentive compensation even if the Fund incurs a net loss due to a decline in the value of its portfolio.
The Investment Advisory Agreement entitles the NSAM Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the NSAM Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.
Any incentive fee payable by the Fund that relates to the Fund’s net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. The NSAM Adviser is not under any obligation to reimburse the Fund or the Trust for any part of the subordinated incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund paying a subordinated incentive fee on income it never received.
The NSAM Adviser, OZ Credit Management, the Trust, and the Fund face cyber-security risks.
The NSAM Adviser, OZ Credit Management, the Trust, and the Fund depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, their computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the NSAM Adviser, OZ Credit Management, the Trust, and the Fund may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the NSAM Adviser’s, OZ Credit Management’s, the Trust’s or the Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in the NSAM Adviser’s, OZ Credit Management’s, the Trust’s or the Fund’s operations, which could result in damage to the NSAM Adviser’s, OZ Credit Management’s, the Trust’s or the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Risks Related to an Investment in the Shares
The Trust has established the initial offering price for its Shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of the Trust’s assets.
The initial offering price of the Shares was established on an arbitrary basis and is not based on the amount or nature of the Trust’s assets or book value. Therefore, at any given time, the initial offering price may be higher than the value of the Trust’s investments.
The NAV of Shares may fluctuate significantly.
An investment in the Shares is risky, and you may lose all or part of your investment. The Trust’s NAV per Share may be significantly affected by numerous factors, including the risks described in this prospectus, many of which are outside of the Trust’s and the Fund’s control.
Investors in this offering will incur dilution.
Investors in this offering will purchase Shares at an initial price of  $10.00 per share, but, after deducting a sales load of up to 8% and estimated offering expenses of up to 1.0% (assuming that the maximum number of shares is sold), $9.10 of the purchase price of each Share will actually be used by the

Trust to purchase Fund shares. As a result, investors in this offering will incur immediate dilution and, based on the initial public offering price of  $10.00, would have to experience a total return on their investment of 9.89% in order to recover the sales load and offering expenses.
This is a “best efforts” offering, and if the Trust is unable to raise substantial funds, the Fund will be limited in the number and type of investments it may make, and the value of a Shareholder’s investment may be reduced in the event the Fund’s assets under-perform.
This offering is being made on a best efforts basis, whereby the Dealer Manager and Selected Broker-Dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for investment by the Fund may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.
The Dealer Manager has only limited experience selling Shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number of Shares for the Trust to achieve its investment objective.
The dealer manager for this public offering is NorthStar Securities. Although certain personnel of the Dealer Manager have experience selling shares on behalf of a registered closed-end management investment company, the Dealer Manager has no such experience. There is no assurance that it will be able to sell a sufficient number of Shares to allow the Trust to have adequate funds to cover its expenses and invest in Fund shares such that the Fund may purchase a relatively broad portfolio of investments. As a result, the Trust may be unable to achieve its investment objective, and you may lose some or all of your investment.
The Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing Shares.
The Fund has not presently identified, made investments in or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning the Fund’s investments prior to purchasing Shares. You must rely on the NSAM Adviser, OZ Credit Management, and the Fund’s Board to implement the Fund’s investment policies, to evaluate the Fund’s investment opportunities and to structure the terms of Fund’s investments. Because investors are not able to evaluate the Fund’s investments in advance of purchasing Shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.
The Fund may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of this offering may impair the Trust’s performance. The Trust cannot assure you that the Fund will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of this offering on acceptable terms within the time period anticipated or at all, which could harm the Trust’s financial condition and operating results.
Before making investments, the Fund will invest primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which the Trust expects to achieve when the Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Trust pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Trust may be able to pay when the Fund’s portfolio is fully invested in securities meeting its investment objective.
The Trust may experience fluctuations in its quarterly results.
The Trust could experience fluctuations in its quarterly operating results due to a number of factors, including the Fund’s ability or inability to make investments that meet its investment criteria, the yield earned or interest rate payable on the Fund’s investments, the level of the Trust’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its relevant markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
After the Trust satisfies the Minimum Offering Requirement, Shareholders and prospective investors seeking to purchase Shares will not know the purchase price per Share at the time that their subscription agreements are accepted as of the next Bi-Monthly Closing. As such, Shareholders and prospective investors could receive greater or fewer Shares than anticipated if the Trust’s NAV per Share decreases or increases, respectively.
The Trust is offering Shares at the initial public offering price of  $10.00. Once the Trust satisfies the Minimum Offering Requirement, the public offering price of the Shares will equal the Trust’s NAV per Share, plus selling commissions and dealer manager fees. However, the Trust’s NAV per Share will be determined each business day, and the purchase price at which you purchase Shares will be determined as of the next Bi-Monthly Closing. As a result, in the event of a change to the Trust’s NAV per Share, your purchase price may be lower or higher than the Trust’s NAV per Share on the date that you submitted your subscription agreement, in which case you could receive greater or fewer Shares than you anticipated. See “Determination of Net Asset Value.”
The amount of any distributions the Trust may make is uncertain. There is a risk that Shareholders may not receive distributions or that the Trust’s distributions may not grow over time. The Trust’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Trust makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes.
The Trust intends, subject to change by the Board, to declare distributions on a monthly basis and pay distributions on a quarterly basis. The Trust will pay these distributions to Shareholders out of assets legally available for distribution. While the NSAM Adviser may agree to limit the Trust’s expenses to ensure that such expenses are reasonable in relation to the Trust’s income, the Trust cannot assure you that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Trust’s RIC statuses, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The Trust’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to the Trust as an investment company may limit its ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on the Trust’s earnings, financial condition, maintenance of its RIC status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. The Trust cannot assure you that it will pay distributions to Shareholders in the future.
In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to the Trust. To the extent that the Trust pays distributions to Shareholders using proceeds it receives from Fund distributions, such Trust distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Fund ultimately invests.
Pursuant to the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have agreed to purchase up to an aggregate of $10 million (less amounts used to break escrow) in Shares from time to time at the current public offering price per Share until the second anniversary of the date the Trust breaks escrow. If the cash distributions the Trust pays for any calendar quarter exceeds the Trust’s NII for such quarter, NorthStar Realty and OZ Corporate Investors, LLC will purchase Shares following the end of each quarter for a purchase price equal to the amount by which the distributions paid to Shareholders exceed NII for such quarter, up to an amount equal to a 7% cumulative, non-compounded annual return on Shareholders’ invested capital prorated for such quarter. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Trust is not required to pay distributions to its Shareholders at a rate of 7% per annum or at all. Further, a $10 million investment in the Trust by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Trust to pay distributions to Shareholders at a rate of at least 7% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
The Shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if Shareholders purchase Shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares.
Each of the Trust and the Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Trust does not currently intend to list the Shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Trust and the Fund intend to complete a liquidity event for Shareholder approximately five years following the completion of this offering, which may include a listing of the Fund’s shares on a national securities exchange, there can be no assurances that a liquidity event will be completed within that timeframe or at all. Therefore, an investment in the Trust, unlike an investment in a typical closed-end fund, is not a liquid investment.
The Trust is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares.
The Shares are not currently listed on any securities exchange, and the Trust does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, you should not expect to be able to sell their Shares promptly or at a desired price. No Shareholder will have the right to require the Trust to repurchase his or her Shares or any portion thereof. Because no public market will exist for the Shares, and none is expected to develop, Shareholders will not be able to liquidate their investment prior to the Trust’s liquidation or other liquidity event, other than through the Trust’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors. Shareholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.
The Trust and the Fund intend to complete a liquidity event for Shareholders approximately five years following the completion of this offering, or at such earlier time as the Board and the Fund’s Board may determine, taking into consideration market conditions and other factors. A liquidity event could include (i) a listing of the Fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually or (iii) a merger or another transaction approved by the Board and the Fund’s Board in which the Shareholders will receive cash or securities of a publicly-traded company. However, the completion of a liquidity event is in the sole discretion of the Board, and depending upon the event, may require Shareholder approval, and there can be no assurance that the Trust will complete a liquidity event within the proposed timeframe or at all. If the Trust does not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to the Trust’s share repurchase program, which the Trust has no obligation to maintain.
Beginning with the first calendar quarter following the one-year anniversary of the date that the Trust meets the Minimum Offering Requirement, the Trust intends to offer to repurchase your Shares on a quarterly basis. As a result Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares.
To provide Shareholders with limited liquidity, beginning with the first calendar quarter following the date that the Trust satisfies the Minimum Offering Requirement, the Trust intends to commence repurchase offers to allow you to sell your Shares to the Trust on a quarterly basis. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.

The share repurchase program will include numerous restrictions that limit your ability to sell your shares. The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. The Trust will further limit the number of Shares to be repurchased in any calendar year to 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. To the extent that the number of shares submitted to the Trust for repurchase exceeds the number of shares that the Trust is able to purchase, it will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, the Trust will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent the Trust from accommodating all repurchase requests made in any year. If you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your Shares that are held in such account.
The Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. The Trust will notify you of such developments (i) in its quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although the Trust has adopted a share repurchase program, it has the discretion to not repurchase your Shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell Shares promptly and at a desired price.
Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Trust’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Trust’s repurchase offers may be at a time that is disadvantageous to Shareholders.
The Trust has no obligation to repurchase Shares at any time, and repurchases will only be made in accordance with the Trust’s share repurchase program. The Trust intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase. Therefore, if the Fund does not experience net capital appreciation and realize gains following the date you purchase your Shares, any offer price by the Trust to repurchase your Shares will be lower than the price you paid.
In addition, in the event an investor chooses to participate in the Trust’s share repurchase program, the investor will be required to provide the Trust with notice of intent to participate prior to knowing what the NAV per Share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to the Trust as part of its share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.
Risks Related to the Fund’s Investment Strategies
The Fund is affected by market and economic conditions that are outside of its control.
The Fund and its investments may be materially affected by market and economic conditions domestically and globally, including conditions affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Fund’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Fund to make attractive new investments.
Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. During such periods, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease. Adverse economic conditions may also decrease the value of any collateral securing its first or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans or other debt instruments and the value of its equity investments.
These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.
The Fund’s investments may be risky and the Fund may lose all or part of its investments.
The Fund will primarily invest in the securities of both public and private U.S. and non-U.S. corporations including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. The Fund expects that its investment portfolio will primarily consist of senior secured loans. In addition, the Fund may also hold select positions in equity securities, including common and preferred shares, and convertible securities. The Fund’s investments are subject to numerous risks, including, but not limited to, those described below. As a result, the Fund may lose all or part of its investments.
Debt Instrument Risk.   The debt securities and loans, including bonds, in which the Fund invests, may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.
Senior Loan Risk.   In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for first secured term loans or affecting borrowers generally.
First secured loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain first secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
The Fund will typically acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral. Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the first secured term loans subsequent to an investment by the Fund.
Subordinated and Unsecured or Partially Secured Credit Risk.   The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.
Non-Performing and Distressed Nature of Debt.   It is anticipated that certain debt instruments purchased by the Fund will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Fund may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).
Corporate Bonds Risk.   The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “— Non-Investment Grade Securities Risk.”
Credit Risk.   The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that the NSAM Adviser and OZ Credit Management believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Credit Ratings Risk.   Credit ratings represent only the opinion of the rating agency with respect to the ability of a company to make principal and interest payments on its securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated or improved since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating agency changes the rating assigned to one or more of the Fund’s investments, the Fund is not required to sell the relevant securities.
Covenant Breach Risk.   A borrower may fail to satisfy financial or operating covenants imposed by the Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company.
Prepayment and Maturity Extension Risk.   Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
No Control Over Portfolio Companies.   The Fund does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. A portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings. The Fund may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation if it invests in non-traded companies. In addition, where the Fund is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.
Mezzanine Investments Risk.   The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.
Convertible Securities Risk.   Convertible securities are bonds, debentures, notes, preferred shares or other securities that may be converted into or exchanged for a specified amount of common shares or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred shares until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common shares, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common shares due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common shares increases.
The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common shares. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common shares. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common shares approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common shares or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
Equity Securities Risk.   The value of equity securities, including common shares, preferred shares and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common shares and are likely to have varying types of priority over holders of preferred and convertible stock.
Preferred Stock Risk.   There are special risks associated with our investing in preferred securities, including:
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Deferral.   Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issue. If we own a preferred security that is deferring its dividends or distributions, we may be required to report income for tax purposes although we have not yet received such income.

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Non-Cumulative Dividends.   Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up arrearages to its shareholders. Should an issuer of non-cumulative preferred securities we hold determine not to pay dividends or distributions on such security, our return from that security may be adversely affected. There is no assurance that dividends or distribution on non-cumulative preferred securities in which we invest will be declared or otherwise made payable.

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Subordination.   Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

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Liquidity.   Preferred securities may be substantially less liquid than many other securities, such as common shares or U.S. government securities.

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Limited Voting Rights.   Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

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Special Redemption Rights.   In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, redemption may be triggered by a change in U.S. federal income tax or securities laws. Redemption by the issuer may negatively impact the return of the security we hold.

Small Capitalization Company Risk.   Smaller capitalization companies may have limited product lines or markets. They may be less financially’ secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, our investment in a smaller capitalization company may lose substantial value, In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view:
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Small and Mid-Cap Stock Risk.   We may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company’s shares may affect its market price. We may need a considerable amount of time to purchase or sell our positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

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Unseasoned Companies Investment Risk.   We may invest in smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which we may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited product lines, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which we may invest.

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Smaller and Emerging Growth Companies Investment Risk.   Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets, financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Our management believes that properly selected companies of this type have the potential to increase our earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition of our portfolio securities may require us to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in our management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by the Adviser and Sub-Adviser does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. We may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.
Dividends.   The Fund may invest in equity securities from time to time. Dividends relating to these equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of trustees. There is no guarantee that a company in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.
Derivatives Risk.   The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the counterparty to the transaction, known as “counterparty risk”; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivative investments generally give rise to a form of financial leverage, which will magnify the Fund’s risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the NSAM Adviser and OZ Credit Management to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
Investments in CLOs may be riskier and less transparent to the Trust and its Shareholders than direct investments in the underlying companies.
The Fund will invest in CLOs that are supported by a pool of loans. Interests in CLOs are typically divided into tranches, with senior, subordinated, and equity tranches. Holders of CLOs bear the risks of the securitized loans that underlie them, including credit risk, interest rate risk, prepayment risk, maturity risk and market risk. Generally, there may be less information available to the Fund regarding the underlying loans held by CLOs than if Fund had invested directly in the debt of the underlying companies. As a result, the Trust and its Shareholders will not know the details of the underlying loans of the CLOs in which the Fund will invest.

The Fund will not be responsible for and will have no influence over the asset management of the portfolios of loans underlying the CLO securities it holds. Similarly, it will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual CLO securities. As a result, the values of the portfolios underlying the Fund’s CLO securities could decrease as a result of decisions made by third-party CLO collateral managers.
The terms and conditions of an underlying loan may be amended, modified or waived by the agreement of the CLO collateral manager on behalf of the CLO. Generally, any such agreement must meet the requirements of the CLO indenture and rating agency criteria. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which the Fund invests may be modified, amended or waived in a manner contrary to the Fund’s preferences.
The Fund may have the right to receive payments only from the CLO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. CLOs typically will have no significant assets other than their underlying loans. Accordingly, payments on CLO securities are and will be payable solely from the cash flows from such underlying loans, net of all management fees and other expenses. Payments to the Fund as a holder of CLO securities are subject to payments received on the underlying loans. This means that relatively small numbers of defaults of underlying loans may adversely impact the Fund’s returns.
The Fund’s investments in CLOs are subject to prepayment risk. In the event that any of the loans underlying a CLO are prepaid, there can be no assurance that the CLO collateral manager will be able to reinvest such proceeds in new loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
The Fund’s CLO securities will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. The Fund may be in a subordinated position with respect to realized losses on the securitized loans in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO securities represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO securities could be greater than the change in the market value of the underlying loans.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to loan defaults), then cash flow that otherwise would have been available to pay the distribution on the CLO securities may instead be used to pay down liabilities on any senior notes or to purchase additional loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO securities, which would adversely impact the Fund’s returns.
The loans underlying the Fund’s CLO securities may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee, and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
While certain CLOs enable the investor to acquire interests in a pool of underlying loans without the brokerage and other expenses associated with directly holding the same loans, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of CLOs will rise or fall, these prices will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLO securities owned by the Fund.
To the extent original issue discount and payment-in-kind interest or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
The Fund’s investments may include original issue discount, or OID, instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of the Fund’s income, the Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
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OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

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OID accruals may create uncertainty about the source of our distributions to Shareholders;

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

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OID and PIK instruments may represent a higher credit risk than coupon loans.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
We may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, or Foreign Securities. Investments in foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets we hold in foreign countries. Dividend income we receive from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.
There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some Foreign Securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in us missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.
Investments in Foreign Securities will expose us to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which we may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
We also may purchase sponsored American Depositary Receipts, or ADRs, which are U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Investments in emerging markets may involve significant risks in addition to the risks inherent in U.S. investments.
We may invest in securities of issuers whose primary operations or principal trading market are located in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.
Investments in companies whose securities are denominated or quoted in currencies other than U.S. dollars may involve significant risks.
We may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, we will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which our Shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.
Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair our investment flexibility, its ability to achieve our investment objective or the value of certain of our foreign currency-denominated investments.
Sovereign debt defaults and European Union or EU and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Trust.
The Fund may invest in companies from any geographic region; however, the Fund intends to invest in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the EU or the Eurozone and various proposals, which are still under consideration and unclear in material respects, for support of affected countries and the Euro as a currency. The outcome of this situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund.
The Fund’s investments may be illiquid.
The Fund may invest a substantial percentage of its portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if the securities were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The securities in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale. The securities in which the Fund may invest generally are not listed on any U.S. national securities exchange and no active trading market may exist. Although a secondary market may exist for such investments, the market for those investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, ownership of such securities may be distributed across a wide range of holders, some of whom may continue to face near- to intermediate-term liquidity issues, thereby reducing the prospective investor population, which would limit the Fund’s ability to sell its investments if it chooses to or needs to do so. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
The Fund may invest in assets with no or limited performance or operating history.
The Fund may invest in assets with no or limited investment history or performance record upon which the NSAM Adviser or OZ Credit Management will be able to evaluate their likely performance. The Fund’s investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, the Fund’s profitability, NAV and share price could be adversely affected.
The Fund is exposed to underlying borrower fraud through its portfolio.
The Fund’s investment strategy involves the possibility of the Fund’s investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose securities the Fund holds, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of the Fund’s investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which the Fund will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of the Fund’s investments is subject to the accuracy of representations made by the underlying issuers. The Fund is also subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.
During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce returns.
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
The payment of underlying portfolio manager fees and other charges could adversely impact the Fund’s returns.
The Fund may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by the Fund. Payment of such additional fees could adversely impact the returns the Fund achieves.
Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.
The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the fund and hence such entity should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.
The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.
A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Fund’s Board and, as a result, there will be uncertainty as to the value of the Fund’s investments.
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is often no public market for the Fund’s Target Securities. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. As a result, the Fund’s Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the NSAM Adviser. On a quarterly basis, the Fund’s Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”
Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.
Unlike publicly-traded common shares which trade on national exchanges, there is no central place or exchange for the securities or instruments for the Fund’s Target Securities. Loans, bonds and certain other debt securities, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans, bonds and certain other debt securities may carry more risk than that of common shares which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan, bond or other debt security is sold in the market, the amount received by the Fund is less than the value of such loan, bond or other debt security carried on the Fund’s books.
Risks Related to the NSAM Adviser, OZ Credit Management and their Affiliates
Because the Dealer Manager is an affiliate of the NSAM Adviser, Shareholders will not have the benefit of an independent due diligence review of the Trust, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty Shareholders face.
The Dealer Manager is an affiliate of the NSAM Adviser. As a result, the Dealer Manager’s due diligence review and investigation of the Trust and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.
The Trust’s ability to successfully conduct its continuous offering is dependent, in part, on the ability of the Dealer Manager to successfully establish, operate and maintain a network of broker-dealers.
The success of this public offering, and correspondingly the Trust’s ability to implement its business strategy, is dependent upon the ability of the Dealer Manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell the Shares. If the Dealer Manager fails to perform, the Trust may not be able to raise adequate proceeds through this public offering to implement its investment strategy. If the Trust is unsuccessful in implementing its investment strategy, you may lose all or a part of your investment.

Shares may be purchased by the NSAM Adviser, OZ Credit Management and their respective affiliates.
The NSAM Adviser, OZ Credit Management and their respective affiliates may purchase Shares for any reason deemed appropriate; provided, however, that it is intended that once this offering of common shares is completed, neither the NSAM Adviser, OZ Credit Management nor their respective affiliates will hold 5% or more of the Trust’s outstanding common shares. The NSAM Adviser, OZ Credit Management and their respective affiliates will not acquire any Shares with the intention to resell or re-distribute such Shares. The purchase of the Trust’s common shares by the NSAM Adviser, OZ Credit Management and their respective affiliates could create certain risks, including, but not limited to, the following:
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the NSAM Adviser, OZ Credit Management and their respective affiliates may have an interest in disposing of the Trust’s assets at an earlier date so as to recover their investment in the Trust’s common shares; and

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substantial purchases of Shares by the NSAM Adviser, OZ Credit Management and their respective affiliates may limit the NSAM Adviser’s and OZ Credit Management’s ability to fulfill any financial obligations that they may have to the Trust or incurred on the Trust’s behalf.

Pursuant to the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have agreed to purchase up to an aggregate of $10 million (less amounts used to break escrow) in Shares from time to time at the current public offering price per Share until the second anniversary of the date the Trust breaks escrow. If the cash distributions the Trust pays for any calendar quarter exceeds the Trust’s NII for such quarter, NorthStar Realty and OZ Corporate Investors, LLC will purchase Shares following the end of each quarter for a purchase price equal to the amount by which the distributions paid to Shareholders exceed NII for such quarter, up to an amount equal to a 7% cumulative, non-compounded annual return on Shareholders’ invested capital prorated for such quarter. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Trust is not required to pay distributions to its Shareholders at a rate of 7% per annum or at all. Further, a $10 million investment in the Trust by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Trust to pay distributions to Shareholders at a rate of at least 7% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
The compensation the Fund pays to the NSAM Adviser, and the compensation the NSAM Adviser pays to OZ Credit Management, were determined without independent assessment on the Trust’s or the Fund’s behalf and these terms may be less advantageous to the Trust or the Fund than if such terms had been the subject of arm’s-length negotiations.
The compensation the Fund pays to the NSAM Adviser, and the compensation the NSAM Adviser pays to OZ Credit Management, was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to the Trust and the Fund than they might have been had these been entered into through arm’s-length transactions with an unaffiliated third party.
The NSAM Adviser and OZ Credit Management or their affiliates have no prior experience managing a registered closed-end management investment company or a RIC. NorthStar and Och-Ziff also do not have experience with registered closed-end management investment companies.
While members of the NSAM Adviser’s and OZ Credit Management’s senior management teams have significant experience investing in the Fund’s Target Securities, the NSAM Adviser and OZ Credit Management are new entities and have no investment advisory experience, including no experience managing a registered closed-end management investment company or a RIC. Therefore, the NSAM Adviser and OZ Credit Management may not be able to successfully operate Fund’s business or achieve its investment objective. As a result, an investment in the Shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent the Trust or the Fund from qualifying as a RIC or could force the Trust or the Fund to pay unexpected taxes and penalties, which could be material. The NSAM Adviser’s and OZ Credit Management’s lack of experience in managing a portfolio of assets under such constraints may hinder the Fund’s ability to take advantage of attractive investment opportunities and, as a result, achieve the Trust’s and the Fund’s investment objectives.
The Trust’s ability to achieve its investment objectives depends on the ability of the NSAM Adviser and OZ Credit Management to manage and support the Fund’s investment process. If the NSAM Adviser or OZ Credit Management or their respective affiliates were to lose any of their respective members of their senior management teams, the Trust’s ability to achieve its investment objectives could be significantly harmed.
Since the Trust and the Fund have no employees, they will depend on the investment expertise, skill and network of business contacts of the NSAM Adviser and OZ Credit Management. The NSAM Adviser and OZ Credit Management will evaluate, negotiate, structure, execute, monitor and service the Fund’s investments. The Trust’s future success will depend to a significant extent on the continued service and coordination of the professionals of the NSAM Adviser and OZ Credit Management. The departure of any of the NSAM Adviser’s or OZ Credit Management’s professionals could have a material adverse effect on the Trust’s ability to achieve its investment objective.
The Trust’s ability to achieve its investment objectives depends on the NSAM Adviser’s and OZ Credit Management’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet the Fund’s investment criteria. The NSAM Adviser’s and OZ Credit Management’s capabilities in structuring the investment process, providing competent, attentive and efficient services and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment strategies, the NSAM Adviser and OZ Credit Management may need to hire, train, supervise and manage new investment professionals to participate in the investment selection and monitoring process. The NSAM Adviser and OZ Credit Management may not be able to find investment professionals in a timely manner or at all. Failure to support the investment process could have a material adverse effect on the Trust’s and the Fund’s business, financial condition and results of operations.
Both the Investment Advisory Agreement and Investment Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by the NSAM Adviser upon 60 days’ notice to the Fund, or by OZ Credit Management upon 60 days’ notice to the NSAM Adviser. If either agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace the NSAM Adviser or OZ Credit Management.
Because the Trust’s business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of the NSAM Adviser and OZ Credit Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Trust’s business.
The Trust expects that the NSAM Adviser and OZ Credit Management will depend on their relationships with investment banks, commercial banks and CLO collateral managers, and the Fund will rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If the NSAM Adviser or OZ Credit Management fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow the Fund’s investment portfolio. In addition, individuals with whom the NSAM Adviser and OZ Credit Management have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

The NSAM Adviser, OZ Credit Management and their respective affiliates, including the Trust’s officers and some of the Trust’s trustees, will face conflicts of interest caused by compensation arrangements with the Trust and its affiliates, which could result in actions that are not in the best interests of Shareholders.
The NSAM Adviser, OZ Credit Management and their respective affiliates will receive substantial fees, directly or indirectly, from the Trust and the Fund in return for their services, and these fees could influence the advice provided to the Fund. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by the Fund, which would allow the NSAM Adviser and OZ Credit Management to earn increased management fees. In addition, if the Fund decides to utilize leverage, it will increase the Fund’s assets and, as a result, will increase the amount of management fees payable to the NSAM Adviser and OZ Credit Management.
The NSAM Adviser’s influence on conducting the Fund’s operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to Shareholders.
The NSAM Adviser is paid a base management fee calculated as a percentage of the Fund’s gross assets and is unrelated to net income or any other performance base or measure. The NSAM Adviser may advise the Fund to consummate transactions or conduct operations in a manner that, in the NSAM Adviser’s reasonable discretion, are in the best interests of the Fund, including the purchase or sale of investments or incurring leverage such as through secured credit facilities, entering into TRS, issuing debt securities or other forms of leverage. These transactions, however, may increase the amount of fees paid to the NSAM Adviser. The NSAM Adviser’s ability to influence the base management fee paid to it by the Fund could reduce the amount of cash flow available for distribution to the Trust’s Shareholders.
The Fund’s ability to enter into transactions with its affiliates will be restricted.
The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of the NSAM Adviser or OZ Credit Management; or (iii) any person in which the NSAM Adviser or OZ Credit Management or a person controlling or under common control with the NSAM Adviser or OZ Credit Management owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Fund, the NSAM Adviser or OZ Credit Management, or is under common control with the Fund, the NSAM Adviser or OZ Credit Management, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates.
In addition, the Fund will not be permitted to co-invest with certain entities affiliated with the NSAM Adviser or OZ Credit Management in transactions originated by the NSAM Adviser or OZ Credit Management or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside the NSAM Adviser or OZ Credit Management or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of the NSAM Adviser, OZ Credit Management and their respective affiliates, as applicable. The Fund currently intends to seek exemptive relief from the SEC to engage in certain types of co-investment transactions with the NSAM Adviser, OZ Credit Management and their affiliates. However, there can be no assurance that the Fund will obtain such exemptive relief. Until any such relief is granted, it may co-invest with the NSAM Adviser, OZ Credit Management and their affiliates only in accordance with existing regulatory guidance and applicable allocation policies.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the NSAM Adviser and OZ Credit Management may avoid allocating an investment opportunity to the Fund that they would otherwise allocate, subject to the NSAM Adviser’s and OZ Credit Management’s then-current allocation policies and any applicable exemptive orders, and to the NSAM Adviser’s and OZ Credit Management’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by the NSAM Adviser and OZ Credit Management, if any, and policies related to approval of investments.
There may be conflicts of interest related to obligations that the NSAM Adviser’s and OZ Credit Management’s respective senior management, investment teams and their affiliates have to other clients.
The NSAM Adviser’s and OZ Credit Management’s professionals serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Trust and the Fund, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Trust’s or the Fund’s best interests or in the best interest of their shareholders. The Trust’s and the Fund’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. The NSAM Adviser, OZ Credit Management and certain of their affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to the Trust or the Fund. As a result of these activities, the NSAM Adviser, OZ Credit Management and their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between the Trust, the Fund and other activities in which they are or may become involved. The NSAM Adviser, OZ Credit Management and their personnel will devote only as much of their time and resources to the Trust’s and the Fund’s businesses as, in their judgment, is reasonably required, which may be substantially less than their full time and resources.
Also, not only may the time and resources that individuals employed by the NSAM Adviser and OZ Credit Management devote to the Trust and the Fund be diverted, the Trust and the Fund may face additional competition due to the fact that individuals employed by the NSAM Adviser and OZ Credit Management are not prohibited from raising money for or managing other entities that make the same types of investments that the Fund intends to target.
Furthermore, the NSAM Adviser, OZ Credit Management and their affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within the Fund’s investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of the NSAM Adviser, OZ Credit Management and their affiliates and their officers and employees will not be devoted exclusively to the business of the Trust and the Fund but will be allocated between the Trust, the Fund and the management of the monies of other advisees of the NSAM Adviser, OZ Credit Management and their affiliates.
The Trust will enter into a royalty-free license to use the name “NorthStar” which may be terminated if the NSAM Adviser is no longer the Fund’s investment adviser.
The Trust will enter into a royalty-free license agreement with the NSAM Adviser. Under this agreement, the NSAM Adviser will grant the Trust a non-exclusive license to use the name “NorthStar.” Under the license agreement, the Trust will have the right to use the “NorthStar” name for so long as the NSAM Adviser remains the Trust’s investment adviser.
Extensive regulation of the NSAM Adviser and OZ Credit Management’s business may affect our activities and our reputation, business, financial condition or results of operations could be materially affected by regulatory issues.
The NSAM Adviser and OZ Credit Management’s business is subject to extensive and complex regulation, including periodic examinations and regulatory investigations, by governmental and self-regulatory organizations in the jurisdictions in which they operate and trade around the world. As investment advisers registered under the Advisers Act, they are subject to regulation and oversight by the

SEC. The regulatory bodies with jurisdiction over the NSAM Adviser and OZ Credit Management have the authority to grant, and in specific circumstances to cancel, permissions to carry on their businesses and to conduct investigations and administrative proceedings. Such investigations and administrative proceedings can result in fines, suspensions of personnel or other sanctions, including censure, the issuance of cease-and-desist orders or the suspension or expulsion of an investment adviser from registration or memberships. Since 2011, an affiliate of OZ Credit Management, Och-Ziff, has been investigated by the SEC and the U.S. Department of Justice, or the DOJ, concerning possible violations of the Foreign Corrupt Practices Act, or the FCPA, and other laws. The investigation concerns an investment by a foreign sovereign wealth fund in some of Och-Ziff’s private funds in 2007 and investments by some of Och-Ziff’s private funds, both directly and indirectly, in a number of companies in Africa. While Och-Ziff is unable to predict the full scope, duration or outcome of the SEC and DOJ investigation, it believes that it is reasonably likely that the outcome would include the government pursuing remedies. Och-Ziff expects to enter into discussions to resolve any actions that may arise out of the investigation at the appropriate time in the future. The SEC and DOJ have a broad range of civil and criminal sanctions available to them under the FCPA and other laws. While the ultimate impact of any sanctions that may arise cannot be estimated at this time, any such resolution could have a material adverse effect on Och-Ziff’s business, financial condition or results of operations, which may affect us. The NSAM Adviser and OZ Credit Management may also be adversely affected if additional legislation or regulations are enacted, or by changes in the interpretation or enforcement of existing rules and regulations imposed by the SEC, other U.S. or foreign governmental regulatory authorities or self-regulatory organizations that supervise the financial markets and their participants. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with additional new laws or regulations could be difficult and expensive and affect the manner in which the NSAM Adviser or OZ Credit Management conduct business, and they may be unable to correctly interpret and timely comply with any amended or expanded regulatory requirements, which could have adverse impacts on our business, financial condition or results of operations.
Risks Related to Debt Financing and Leverage
Regulations governing the Trust and the Fund’s operations as registered closed-end management investment companies affect the Trust’s and the Fund’s ability to raise additional capital and the way in which it does so. As registered closed-end management investment companies, the necessity of raising additional capital may expose the Trust and the Fund to risks, including the typical risks associated with leverage.
The Trust and the Fund may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which are referred to collectively herein as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, each of the Trust and the Fund will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, each of the Trust and the Fund will be permitted to issue additional shares of preferred shares so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of the Trust’s or the Fund’s assets declines, the Trust or the Fund, respectively, may be unable to satisfy these tests. If that happens, the Trust or the Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Trust or the Fund uses to service its indebtedness or preferred dividends would not be available for distributions. Furthermore, as a result of issuing senior securities, the Trust and the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Trust or the Fund issue preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of its common shares or otherwise be in common shareholders’ best interest.
The Trust will not generally be able to issue and sell Shares at a price below NAV per Share. The Trust, however, may sell its Shares at a price below the then-current NAV per share if the Board determines that such sale is in the best interests of the Shareholders, and the Shareholders approve such sale. In any such case, the price at which the securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Trust raises additional funds by issuing more Shares, then the percentage ownership of Shareholders at that time will decrease, and you may experience dilution.
If the Fund borrows money, the potential for loss on amounts invested in it will be magnified and may increase the risk of investing in the Trust. Borrowed money may also adversely affect the return on assets, reduce cash available for distribution to Shareholders and result in losses.
The Fund may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, you will experience increased risks of investing in the Shares. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income attributable to the Fund’s shareholders to decline more sharply than it would have had the Fund not borrowed. Such a decline could negatively affect the Fund’s ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase the Fund’s assets and, as a result, will increase the amount of management fees payable to the NSAM Adviser.
The Trust will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect the Trust’s cost of capital and net investment income.
If the Fund borrows funds to make investments, the Fund’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when the Fund has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on its business, financial condition and results of operations. Also, the NSAM Adviser has limited experience in entering into hedging transactions, and may have to purchase or develop such expertise.
The Management Fee and Incentive Fee may induce the NSAM Adviser or OZ Credit Management to make and recommend speculative investments or to incur leverage.
The subordinated incentive fee payable by the Fund to the NSAM Adviser may create an incentive for the NSAM Adviser or OZ Credit Management to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to the NSAM Adviser is determined may encourage the NSAM Adviser or OZ Credit Management to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s average total assets, which would include any borrowings for investment purposes, may encourage the NSAM Adviser or OZ Credit Management to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

The recognition of income in connection with investments that the Fund purchases with original issue discount may result in the payment of an incentive fee to the NSAM Adviser without a corresponding receipt of cash income.
In the event the Fund recognizes loan interest income in excess of the cash it receives in connection with an investment that it purchases with original issue discount, the Fund may be required to liquidate assets in order to pay a portion of the Incentive Fee. The NSAM Adviser, however, is not required to reimburse the Fund for the portion of any of the Incentive Fee attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
U.S. Federal Income Tax Risks
The Trust and/or the Fund will be subject to corporate-level U.S. federal income tax if they are unable to qualify as RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, the Trust and the Fund must each meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”
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The annual distribution requirement for a RIC will be satisfied if the Trust and the Fund distribute to Shareholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Trust and the Fund are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict them from making distributions necessary to satisfy the distribution requirement. If the Trust or the Fund is unable to obtain cash from other sources, they could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

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The income source requirement will be satisfied if the Trust and the Fund obtain at least 90% of their income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if the Trust and the Fund meet certain asset diversification requirements at the end of each quarter of their taxable year. To satisfy this requirement, at least 50% of the value of the Trust’s and the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of the Trust’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Trust or the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in the Trust or the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. If the Fund needs to dispose of any investments to meet these requirements, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Trust or the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Trust’s net assets, the amount of income available for distribution and the amount of the Trust’s distributions. Because the Trust will only hold shares in the Fund, the Trust’s ability to qualify as a RIC is dependent on the Fund qualifying as a RIC. As a result, if the Fund fails to qualify as and maintain its status as a RIC, the Trust will also not qualify as a RIC.
The Fund and the Trust may have difficulty paying their required distributions if the Fund recognizes income before or without receiving cash representing such income.
For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in investment company taxable income for the year of the accrual, the Fund may be required to make a distribution in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution to the Trust, and the amount of the Trust’s distributions. In addition, if the Fund is unable to qualify as a RIC or to make sufficient distributions to the Trust to satisfy its minimum distribution requirements, the Trust will fail to qualify as a RIC and would become subject to corporate-level U.S. federal income taxes. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations.”
If the Trust does not qualify as a “publicly offered regulated investment company,” as defined in the Code, Shareholders will be taxed as though they received a distribution of some of the Trust’s and the Fund’s expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If the Trust is not a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Trust’s affected expenses (which will include the Fund’s affected expenses) will be treated as an additional distribution to the Shareholder and will be deductible by such Shareholder only to the extent permitted under the limitations described below. Affected expenses are generally those expenses that would be miscellaneous itemized deductions if incurred directly by a non-corporate Shareholder, which includes among other things, advisory fees. For non-corporate Shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of miscellaneous itemized deductions, which are deductible to non-corporate Shareholders only to the extent they exceed 2% of such a Shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While the Trust anticipates that it will constitute a publicly-offered RIC for its first tax year, there can be no assurance that it will in fact so qualify for any of its taxable years.

MANAGEMENT OF THE TRUST AND THE FUND
General
Pursuant to the Trust’s declaration of trust and bylaws, the Board has overall responsibility for monitoring and overseeing the Trust’s management and operations. The Board consists of  [5] members, [3] of whom are considered independent trustees, also referred to herein as the Independent Trustees. The trustees who are not Independent Trustees are referred to herein as Interested Trustees.
The same individuals serve on the Board and the Fund’s Board. Similarly, the Fund’s Board, pursuant to the Fund’s declaration of trust and bylaws, has overall responsibility for monitoring and overseeing the Fund’s operations. The trustees are subject to removal or replacement in accordance with Delaware law and the Trust’s and the Fund’s respective declaration of trusts and bylaws. The trustees serving on the Board and the Fund’s Board were elected by the organizational shareholders of the Trust and the Fund, respectively. Any vacancy on the Board or the Fund’s Board for any cause other than an increase in the number of trustees may be filled by a majority of the remaining trustees, even if such majority is less than a quorum. Any vacancy on the Board or the Fund’s Board created by an increase in the number of trustees may be filled by a majority vote of the entire Board or the Fund’s Board, respectively.
The NSAM Adviser serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Fund’s Board. Pursuant to the Investment Advisory Agreement, the NSAM Adviser will oversee the management of the Fund’s portfolio activities, including its investment strategy, investment goals, asset allocation, leverage limitations and other guidelines in addition to the general monitoring of the Fund’s portfolio. The NSAM Adviser has engaged OZ Credit Management to act as the Fund’s investment sub-adviser. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the NSAM Adviser at its sole discretion.
The Fund’s Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Fund pays to the NSAM Adviser and the compensation the NSAM Adviser pays to OZ Credit Management to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, are carried out.
Board of Trustees and Executive Officers
Board Leadership Structure
Among other things, the Board sets broad policies for the Trust and appoints the Trust’s officers. The role of the Board, and of any individual trustee, is one of oversight and not of management of the Trust’s day-to-day affairs. Each trustee will serve until his or her successor is duly elected and qualified.
[             ] serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with the NSAM Adviser. The Board believes that [             ], as the Trust’s [co-founder and chief executive officer], is the trustee with the most knowledge of the Trust’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead Independent Trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Trust at this time given the Trust’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Trust.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Trust consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the

Trust’s performance and operations; (ii) reviewing and approving, as applicable, the Trust’s compliance policies and procedures; (iii) meeting with members of the NSAM Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by the representatives of key service providers, including the NSAM Adviser and OZ Credit Management, the distributor, the transfer agent, the custodian and the independent registered public accounting firm, to review and discuss the Trust’s activities and to provide direction with respect thereto; and (v) engaging the services of the Trust’s chief compliance officer to test the compliance procedures of the Trust and its service providers. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Trust and its service providers.
Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Global Corporate Income Fund, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in the Trust’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.
Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Trusteeships Held By Trustees During Past 5 Years
Daniel R. Gilbert (45)	Trustee, CEO, and President	[2015]	CEO and President of NorthStar Corporate Income, Inc.; CEO and President of NorthStar/RXR New York Metro Income, Inc.; Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd; Chief Investment and Operating Officer of NorthStar Realty Finance Corp.; CEO and President of NorthStar Real Estate Income Trust and NorthStar Real Estate Income II, Inc.	Director of NorthStar Corporate Income, Inc.; Executive Chairman of NorthStar Healthcare Income, Inc.
Independent Trustees
Trustee Qualifications
The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and the Fund and protecting the interests of the Trust’s and the Fund’s shareholders. Below is a brief biography of each trustee, including descriptions of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board with respect to trustee qualifications.
Interested Trustees
Daniel R. Gilbert.   Mr. Gilbert has been the Trust’s sole trustee and the Trust’s Chief Executive Officer and President since July 23, 2015, and is a member of our Adviser’s investment committee. Mr. Gilbert has also served as the sole director and Chief Executive Officer and President of NorthStar Corporate Income, Inc. since December 2014. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of our Adviser, since June 2014 and of NorthStar Realty Finance Corp. since January 2013. Mr. Gilbert serves as the Chief Executive Officer and President of NorthStar Real Estate Income Trust, or NorthStar Income; a position he has held since January 2013, and served as its President since March 2011 and its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare Income, Inc., a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as the Chief Executive Officer and President of NorthStar

Real Estate Income II, Inc., or NorthStar Income II, a position he has held since October 2010. Mr. Gilbert further serves as the Chief Executive Officer and President of NorthStar/RXR New York Metro Income, Inc., or NorthStar/RXR New York Metro, a position he has held since March 2014. Prior to his current position at NorthStar Realty Finance Corp., Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Independent Trustees
[Insert bios]
Executive Officers
The following persons serve as the Trust’s and the Fund’s executive officers in the following capacities:
Name	Age	Positions Held
Daniel R. Gilbert	45	Trustee, Chief Executive Officer and President
Frank V. Saracino	48	Chief Financial Officer and Treasurer
Ronald J. Lieberman	45	Executive Vice President, General Counsel and Secretary
Brett S. Klein	37	Chief Operating Officer
Kristen Whealon	41	Chief Compliance Officer
The address for each executive officer is c/o NorthStar Global Corporate Income Fund, 399 Park Avenue, 18th Floor, New York, New York 10022.
Information about Executive Officers Who are Not Trustees
Frank V. Saracino.    Mr. Saracino joined NorthStar in 2015, and has served as our Chief Financial Officer and Treasurer since inception. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation (“Prospect”), where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Senior Secured Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Prior to joining Prospect, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-trading businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.
Ronald J. Lieberman.   Mr. Lieberman has been our Executive Vice President, General Counsel and Secretary since inception. Mr. Liberman has also been the Executive Vice President, General Counsel and Secretary of NorthStar Corporate Income, Inc. since December 2014. Mr. Lieberman has served as Executive Vice President, General Counsel and Secretary of NorthStar since January 2014 and of NorthStar Realty since April 2012, April 2011 and January 2013 (having previously served as Assistant Secretary from April 2011 until January 2013), respectively. Mr. Lieberman serves as NorthStar Income’s Executive Vice President (a position he has held since January 2013), General Counsel and Secretary (positions he has held since October 2011). Mr. Lieberman serves as NorthStar Healthcare’s Executive Vice President (a position he has held since January 2013), General Counsel and Secretary (positions he has held since April 2011). Mr. Lieberman also serves as NorthStar Income II’s Executive Vice President (a position he has held since March 2013), General Counsel and Secretary (positions he has held since December 2012). Mr. Lieberman further serves as Executive Vice President, General Counsel and Secretary for NorthStar/RXR New York Metro, positions he has held since March 2014. Mr. Lieberman also currently serves on the Executive Committee of American Healthcare Investors, LLC. Prior to joining NorthStar Realty, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs, including mortgage REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton& Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.
Brett S. Klein.   Mr. Klein has been our Chief Operating Officer since inception. Mr. Klein has also been the Chief Operating Officer of NorthStar Corporate Income, Inc. since December 2014. Mr. Klein is also the Chief Operating Officer of NorthStar/RXR New York Metro, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director at NorthStar Asset Management Group, Ltd, a position he has held since June 2014, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of NorthStar’s non-traded REITs and alternative retail products as well as coordination of sponsor-related activities of NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the NSAM Managed Companies. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its non-traded REIT business, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.
Kristen Whealon.   Ms. Whealon has been our Chief Compliance Officer since inception. Ms. Whealon has also been the Chief Compliance Officer of NorthStar Corporate Income, Inc. since December 2014. Ms. Whealon currently serves as Global Chief Compliance Officer for NorthStar, a position she has held since April 2014. She has also served as Chief Compliance Officer for NorthStar’s broker-dealer, NorthStar Securities, since December 2011. Ms. Whealon’s responsibilities include regulatory and compliance oversight for the registered investment adviser and the broker-dealer, and she works closely with all departments regarding compliance matters. Prior to joining NorthStar Securities, Ms. Whealon was an Assistant Compliance Officer at Geneos Wealth Management, Inc. from August 2002 to November 2011where she provided compliance support to more than 250 registered representatives. Ms. Whealon began her career at American Express Financial Advisors, Inc. Ms. Whealon holds a Bachelor of Arts from Colorado State University in Fort Collins, Colorado and is Series 7, 24 and 63 licensed.
Trustee Independence
The Board annually determines each trustee’s independence. The Board does not consider a trustee independent unless the Board has determined that he or she has no material relationship with the Trust or the Fund. The Trust and the Fund monitor the relationships of their trustees through a questionnaire each trustee completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
The Board has determined that each of the trustees is independent and has no relationship with the Trust or the Fund, except as a trustee and shareholder, with the exception of  [            ], as a result of [            ].

Board Committees
In addition to serving on the Board, trustees may also serve on the audit committee, the nominating and corporate governance committee, or the valuation committee which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Trust’s best interest.
Audit Committee
The audit committee operates pursuant to a declaration of trust approved by the Board and is responsible for selecting, engaging and discharging the Trust’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Trust’s independent registered public accounting firm, approving professional services provided by the Trust’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Trust’s independent registered public accounting firm and reviewing the adequacy of the Trust’s internal controls over financial reporting. The members of the audit committee are [             ], each of whom is an Independent Trustee. [             ] serves as the chairman of the audit committee. The Board has determined that [            ] is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates pursuant to a declaration of trust approved by the Board and selects and nominates trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other trustees, as well as the Trust’s management and Shareholders. The members of the nominating and corporate governance committee are [            ]. [            ] serves as chairman of the nominating and corporate governance committee.
Valuation Committee
The valuation committee of the Fund’s Board establishes policies and procedures regarding the valuation of the Fund’s investments. On a quarterly basis, the Fund’s Board’s valuation committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the Fund’s Board’s valuation committee are [            ], [a majority of whom are Independent Trustees]. [            ] serves as chairman of the Fund’s Board’s valuation committee.
Compensation of Trustees
Prior to meeting the Minimum Offering Requirement, the trustees are not entitled to compensation. Subsequent to meeting the Minimum Offering Requirement, trustees who do not also serve in an executive officer capacity for the Trust, the Fund, the NSAM Adviser or OZ Credit Management are entitled to receive from the Fund an annual fixed fee of  $[            ]. These trustees are [            ].
The Fund will also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.
The Fund does not pay compensation to trustees who also serve in an executive officer capacity for the Trust, the Fund, the NSAM Adviser or OZ Credit Management.
Compensation of Executive Officers
Executive officers will not receive any direct compensation from the Trust. The Trust currently does not have any employees and does not expect to have any employees. Services necessary for the Trust’s business are provided by individuals who are contracted by the NSAM Adviser to work on the Trust’s behalf, pursuant to the terms of the Investment Advisory Agreement or the Trust Administration Agreement. The day-to-day investment operations and administration of the portfolio are managed by the NSAM Adviser or OZ Credit Management, as applicable. In addition, the Trust reimburses the NSAM Adviser for its allocable portion of expenses incurred by the NSAM Adviser in performing its obligations under the Trust Administration Agreement, including the allocable portion of the cost of the Trust’s officers and their respective staff determined under the Trust Administration Agreement.
The Investment Advisory Agreement, Investment Sub-Advisory Agreement, the Fund Administration Agreement, and the Trust Administration Agreement each will provide that the NSAM Adviser, OZ Credit Management and their respective officers, trustees, controlling persons and any other person or entity affiliated with them, as applicable, acting as the Trust’s agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the NSAM Adviser, OZ Credit Management or such other person, and the NSAM Adviser, OZ Credit Management and such other person shall not be held harmless for any loss or liability suffered by the Trust unless all of the following conditions are met: (i) the NSAM Adviser or OZ Credit Management, as applicable, has determined, in good faith, that the course of conduct which caused the loss or liability was in the Trust’s best interests, (ii) the NSAM Adviser, OZ Credit Management or such other person, as applicable, was acting on behalf of or performing services for the Trust, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by the NSAM Adviser, OZ Credit Management or their respective affiliates, as applicable, acting as the Trust’s agent, and (iv) the indemnification or agreement to hold the NSAM Adviser, OZ Credit Management or such other person, as applicable, harmless is only recoverable out of the Trust’s net assets and not from Shareholders.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each trustee as of
[           ], 2015 based on the initial NAV per Share of  $10.00 and the aggregate dollar range of equity securities in all registered investment companies overseen by each trustee in the family of investment companies that includes the Trust.
Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee
Independent Trustee

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 –  $500,000, $500,001 – $1,000,000, or over $1,000,000.

Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual trustees) and by sending the communication to the Trust’s offices at 399 Park Avenue, 18th Floor, New York, New York 10022. Other Shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by the Adviser, and will be forwarded to the Board only at the Adviser’s discretion based on the matters contained therein.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. [            ] has provided [  ] % of the initial capitalization of the Trust and therefore each may be deemed to be a control person because [             ] owns [  ] % of the outstanding Shares as of the date of this prospectus.

PORTFOLIO MANAGEMENT
The Adviser
The overall management of the Fund will be the responsibility of the NSAM Adviser and its investment committee. The investment committee intends to meet to consider the Fund’s investments, direct the Fund’s strategic initiatives and supervise the actions taken by the NSAM Adviser on the Fund’s behalf. OZ Credit Management will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio. Each investment will be made pursuant to investment criteria approved from time to time by the NSAM Adviser at its sole discretion, subject to the oversight of the Fund’s Board. Investments outside the criteria will require the NSAM Adviser’s approval. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less may require approval by the investment committee. For more information about the investment process, see “Investment Objectives and Strategies — Investment Process Overview” in this prospectus.
The NSAM Adviser is an affiliate of NorthStar, a leading global asset management firm with approximately $24 billion in assets under management as of March 31, 2015, as adjusted for acquisitions and commitments to purchase through May 6, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. For more information regarding the NSAM Adviser, see “The Adviser” in this prospectus.
The Investment Advisory Agreement will become effective upon satisfaction of the Minimum Offering Requirement and will continue in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement, the Trust Administration Agreement and the Fund Administration Agreement may be terminated at any time, without penalty, by the NSAM Adviser, upon 60 days’ notice to the Trust or the Fund, as applicable.
Investment Committee of the NSAM Adviser
The NSAM Adviser’s investment committee consists of the following members: Messrs. Hamamoto, Tylis, Gilbert, Kauff and Fallick, some of whom are also members of the NorthStar’s senior management team. See “Management of the Trust and the Fund — Board of Trustees and Executive Officers” for biographical information pertaining to Mr. Gilbert.
David T. Hamamoto.   Mr. Hamamoto is a member of the NSAM Adviser’s investment committee. Mr. Hamamoto serves as Chairman and Chief Executive Officer of NorthStar, a position he has held since January 2014. Mr. Hamamoto has been the Chairman of NorthStar Realty since October 2007 and has served as one of its directors since October 2003. Mr. Hamamoto has been NorthStar Realty’s Chief Executive Officer since October 2004 and was NorthStar Realty’s President from October 2004 to April 2011. Mr. Hamamoto also serves as Chairman of NorthStar Income, a position he has held since February 2009, and served as its Chief Executive Officer from February 2009 until January 2013. Mr. Hamamoto also served as Chairman of NorthStar Healthcare from January 2013 until January 2014. Mr. Hamamoto also serves as Chairman of NorthStar Income II, a position he has held since December 2012. Mr. Hamamoto further serves as Co-Chairman of NorthStar/RXR New York Metro, a position he has held since March 2014. Additionally, Mr. Hamamoto serves as a member of the advisory committee of RXR Realty, LLC, or RXR Realty, a leading real estate operating and investment management company focused on high-quality real estate investments in the New York Tri-State area and the co-sponsor of NorthStar/RXR New York Metro, a position he has held since December 2013. Mr. Hamamoto also serves as a member of the executive committee of Island Hospitality Management Inc., a position he has held since January 2015. Mr. Hamamoto served as Executive Chairman from March 2011 until November 2012, and as Chairman, from February 2006 until March 2011, of the board of directors of Morgans Hotel Group Co. (NASDAQ: MHGC). In July 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty, for which he served as Co-Chief Executive Officer until October 2004. From 1983 to 1997, Mr. Hamamoto worked for Goldman, Sachs & Co. where he was co-head of the Real Estate Principal Investment Area and general partner of the firm between 1994 and 1997. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto holds a Bachelor of Science from Stanford University in Palo Alto, California and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania in Philadelphia, Pennsylvania.
Albert Tylis.   Mr. Tylis is a member of the NSAM Adviser’s investment committee. Mr. Tylis serves as President of NorthStar, a position he has held since January 2014. Mr. Tylis has also served as President of NorthStar Realty since January 2013. Prior to his current position at NorthStar Realty, Mr. Tylis served as Co-President of NorthStar Realty from April 2011 until January 2013, Chief Operating Officer of NorthStar Realty from January 2010 until January 2013, Secretary of NorthStar Realty from April 2006 until January 2013, an Executive Vice President of NorthStar Realty from April 2006 until April 2011 and General Counsel of NorthStar Realty from April 2006 to April 2011. Mr. Tylis served as Chief Operating Officer of NorthStar Income from October 2010 until January 2013 and as General Counsel and Secretary of NorthStar Income from October 2010 until April 2011. He also served as Chairman of NorthStar Healthcare from April 2011 until January 2013 and as General Counsel and Secretary of NorthStar Healthcare from October 2010 until April 2011. Mr. Tylis also serves as a member of the advisory committee of RXR Realty, a position he has held since December 2013. Prior to joining NorthStar Realty in August 2005, Mr. Tylis was the Director of Corporate Finance and General Counsel of ASA Institute. From September 1999 through February 2005, Mr. Tylis was a senior attorney at the law firm of Bryan Cave LLP, where he was a member of the Corporate Finance and Securities Group, the Transactions Group, the Banking, Business and Public Finance Group and supported the firm’s Real Estate Group. Mr. Tylis holds a Bachelor of Science from the University of Massachusetts at Amherst and a Juris Doctor from Suffolk University Law School.
Steven B. Kauff.   Mr. Kauff is a member of the NSAM Adviser’s investment committee and serves as Executive Vice President and Managing Director and Co-Head of European Operations of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of our Adviser, a position he has held since June 2014. Mr. Kauff is also Executive Vice President of NorthStar Realty, a position he has held since 2006 and previously served as Vice President since 2004. Mr. Kauff’s responsibilities since NorthStar Realty’s initial public offering in 2004 have included overseeing all tax and structuring for NorthStar Realty and NorthStar, their subsidiaries and affiliates. Over the past 20 years, Mr. Kauff has been instrumental in advising, implementing and closing in excess of  $20 billion of real estate transactions, with a primary focus on executing complex tax and finance strategies. He has extensive experience in the area of REITs, partnerships, real estate corporate finance, real estate securitizations and global tax structures. Since 2010, Mr. Kauff has also been President of NorthStar Capital Investment Corp., the predecessor company to NorthStar Realty and served as Vice President prior to that. Prior to joining NorthStar, Mr. Kauff worked for Arthur Anderson LLP and Price Waterhouse LLP in their Real Estate and Hospitality Services groups, where he specialized in transaction consulting, providing tax and financial structuring advice to real estate private equity clients. Mr. Kauff received a Bachelor of Business Administration from Temple University and a Juris Doctor from Fordham University School of Law. Mr. Kauff is admitted to practice law in the State of New York, the United States Tax Court and the Supreme Court of the United States.
David S. Fallick.   Mr. Fallick is a member of the NSAM Adviser’s investment committee and serves as Global Head of Real Estate Finance of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of our Adviser, a position he has held since June 2014. He is responsible for the build out and management of NorthStar’s asset management business in Luxembourg in addition to overseeing NorthStar’s portfolio management and servicing business. Mr. Fallick has nearly 25 years of commercial real estate experience. Prior to joining NorthStar, from April 2002 to March 2014, he was head of the Structured Transactions Group at Bank of America Merrill Lynch, where he was responsible for originating, structuring, closing and distributing CMBS transactions that ranged in size from $100 million to multi-billion dollars. From 1994 to 2002, Mr. Fallick served as the Co-head of the

Commercial Mortgage Backed Securities Group at Standard & Poor’s Structured Finance Ratings. Mr. Fallick received a Bachelor of Arts degree from Emory University and a Master of Business Administration in Finance from New York University.
The NSAM Adviser will rely upon NorthStar and its affiliates’ investment professionals including the members of the investment committee and other professionals. See “Management of the Trust and the Fund — Board of Trustees and Executive Officers.” In addition, NorthStar may retain additional investment personnel following the date we meet the Minimum Offering Requirement, based upon its needs.
The compensation of the members of the investment committee paid by the NSAM Adviser or its affiliates includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in NorthStar or its affiliates and may receive distributions in profits in respect of those interests.
None of the investment committee members is a direct beneficial owner of our Shares.
Key Personnel of the Sub-Adviser
OZ Credit Management’s team of dedicated investment professionals provides assistance to the NSAM Adviser pursuant to the investment sub-advisory agreement. Key personnel of OZ Credit Management include Donald Young. Below is biographical information relating to Mr. Young, Senior Portfolio Manager, Och-Ziff’s credit strategies investment team.
Donald Young.   Mr. Young is a Managing Director and Senior Portfolio Manager for Och-Ziff’s credit strategies investment team. Mr. Young has over 20 years of experience in analyzing and managing performing credit assets. Prior to joining Och-Ziff in 2013, Mr. Young spent over 10 years at Octagon Credit Investors, most recently as a Senior Portfolio Manager, managing performing credit assets across hedge funds, CLO’s and separately managed accounts. Mr. Young also managed similar assets and structures as a Senior Portfolio Manager at Primus Asset Management. Also, Mr. Young was a Senior Vice President at Bank of the West managing and originating a variety of corporate credit investments. Mr. Young holds a B.A. in Economics from Lafayette College and an M.B.A. in Finance from the University of Hawaii. None of the investment professionals of OZ Credit Management is a direct beneficial owner of our common shares.
Portfolio Managers
Other Accounts Managed by the Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of  [           ], 2015: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)

Compensation of Portfolio Managers
The NSAM Adviser’s and OZ Credit Management’s investment personnel are not employed by the Trust or the Fund and receive no direct compensation from the Trust or the Fund in connection with their investment management activities.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Trust beneficially owned by each member of the NSAM Adviser’s investment committee as of  [ ], 2015 based on the initial public offering price of  $10.00 per Share.
Name of Investment Committee Member	Dollar Range of Equity Securities in the Trust(1)

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 –  $50,000, $50,001 –  $100,000, $100,001 –  $500,000, $500,001 –  $1,000,000 or over $1,000,000.

TRUST AND FUND EXPENSES
The NSAM Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund, including amounts that the Fund reimburses to the NSAM Adviser for certain administrative services that the NSAM Adviser provides or arranges at its expense to be provided to the Fund pursuant to the Fund Administration Agreement. Similarly, the Trust directly bears all expenses incurred in its operation, including amounts that the Trust reimburses to the NSAM Adviser for services provided under the Trust Administration Agreement, and indirectly bears its pro rata portion of all expenses incurred by the Fund based on its ownership of Fund shares, including amounts that the Fund reimburses to the NSAM Adviser for services provided under the Fund Administration Agreement. The services provided pursuant to the Trust Administration Agreement and the Fund Administration Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Trust’s and the Fund’s expenses.
Expenses borne directly by the Trust and the Fund (and thus indirectly by the Trust and Shareholders) include:
•
corporate and organization expenses relating to offerings of Shares and Fund shares, as applicable;

•
the cost of calculating the NAV of Shares and Fund shares, including the cost of any third-party pricing or valuation services;

•
the cost of effecting sales and repurchases of Shares, Fund shares and other securities;

•
the Management Fee and Incentive Fee;

•
investment related expenses (e.g., expenses that, in the NSAM Adviser’s or OZ Credit Management’s/Och Ziff’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

•
professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•
fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•
all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the NSAM Adviser and any custodian or other agent engaged by the Fund;

•
transfer agent and custodial fees;

•
fees and expenses associated with marketing efforts;

•
federal and any state registration or notification fees;

•
federal, state and local taxes;

•
fees and expenses of trustees not also serving in an executive officer capacity for the Trust, the Fund or the NSAM Adviser;

•
the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to Shareholders and Fund shareholders;

•
fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs such as printing, mailing, long distance telephone and staff;

•
overhead costs, including rent, office supplies, utilities and capital equipment;

•
legal expenses (including those expenses associated with preparing the Trust’s and the Fund’s public filings, attending and preparing for Board and Fund’s Board meetings, as applicable, and generally serving as counsel to the Trust and the Fund);

•
external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Trust and the Fund and the preparation of the Trust’s and the Fund’s tax information);

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002;

•
costs associated with the Trust’s and the Fund’s chief compliance officer, chief financial officer and other administrative personnel;

•
all other expenses incurred by the Trust, the Fund, the NSAM Adviser or OZ Credit Management in connection with administering the Trust’s and the Fund’s respective businesses, including expenses incurred by the NSAM Adviser or OZ Credit Management in performing administrative services for the Trust or the Fund and administrative personnel paid by the NSAM Adviser or OZ Credit Management, to the extent they are not controlling persons of the NSAM Adviser, OZ Credit Management or any of their respective affiliates, subject to the limitations included in the Trust Administration Agreement and the Fund Administration Agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Trust’s and the Fund’s respective organizational documents.

Except as otherwise described in this prospectus, the NSAM Adviser and OZ Credit Management will each be reimbursed by the Fund or the Trust, as applicable, for any of the above expenses that they pay on behalf of the Fund or the Trust, including administrative expenses they incur on such entity’s behalf.
Organization and Offering Costs
The Trust has incurred organization and offering costs of approximately $[  ] and $[  ], respectively, as of  [           ], 2015, which were paid on the Trust’s behalf by the NSAM Adviser and OZ Credit Management and their affiliates and have been recorded by the Trust as a contribution to capital. Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Trust’s organization. These costs are expensed as incurred. The Trust’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Trust has charged offering costs against capital in excess of par value on the balance sheet.
The Trust estimates that it will incur approximately $30 million of expenses if the maximum number of Shares is sold. The Trust will reimburse the offering expenses incurred by the NSAM Adviser and its affiliates on the Trust’s behalf. However, the NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Trust to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Trust will not exceed actual expenses incurred by the NSAM Adviser and its affiliates, and the NSAM Adviser is responsible for the payment of the Trust’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

Organization and offering costs of the Fund have been paid by the NSAM Adviser, OZ Credit Management and their affiliates and have been recorded by the Fund as a contribution to capital. Such costs are accounted for by the Fund in the same manner in which the Trust accounts for its organization and offering costs. Such amounts will be subject to reimbursement pursuant to the Fund Administration Agreement. The Trust will indirectly bear its pro rata portion of such costs incurred by the Fund based on its ownership of Fund shares; however, the Trust’s pro rata portion of such costs, combined with organization and offering costs reimbursed by it under the Trust Administration Agreement, will not exceed 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

MANAGEMENT AND INCENTIVE FEES
The Trust does not incur a separate management fee or incentive fee, but the Trust and Shareholders are indirectly subject to the Management Fee and Incentive Fee. Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the NSAM Adviser to the Fund, the NSAM Adviser is entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. The Investment Sub-Advisory Agreement provides that OZ Credit Management will receive a portion of the Management Fee and Incentive Fee payable to the NSAM Adviser under the Investment Advisory Agreement. On an annualized basis, OZ Credit Management will be paid 50% of all fees payable to the NSAM Adviser under the Investment Advisory Agreement with respect to each year, which fees are payable to the NSAM Adviser quarterly in arrears.
Management Fee
The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average gross assets, excluding cash and cash equivalents, but including assets directly and indirectly acquired using leverage, at the end of the two most recently completed calendar quarters. The Management Fee may or may not be taken in whole or in part at the discretion of the NSAM Adviser. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as the NSAM Adviser may determine. The Management Fee for any partial quarter will be appropriately prorated.
Incentive Fee
The Incentive Fee will be calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the NSAM Adviser under the Fund Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with repurchases of Fund shares pursuant to the Fund’s share repurchase program.
The calculation of the Incentive Fee for each quarter is as follows:
•
No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to the NSAM Adviser. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the NSAM Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•
20.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the NSAM Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the NSAM Adviser).

The following is a graphical representation of the calculation of the Incentive Fee:
Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.
These calculations will be appropriately prorated for any period of less than three months.
Approval of the Investment Advisory and Sub-Advisory Agreements
The Investment Advisory Agreement and Investment Sub-Advisory Agreement were approved by the Fund’s Board on [           ], 2015 and will become effective upon satisfaction of the Minimum Offering Requirement. Unless earlier terminated, as described below, the Investment Advisory Agreement and Investment Sub-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect from year-to-year thereafter if approved annually by the Fund’s Board or by the affirmative vote of the holders of a majority of the Fund’s outstanding securities, including in either case, approval by a majority of the Fund’s trustees who are not interested persons, as defined by the 1940 Act. Mutual written consent and an affirmative vote of a majority of the Fund’s Board or the holders of a majority of the Fund’s outstanding voting securities and, in either case, the vote of a majority of the Fund’s trustees who are not interested persons, are also necessary in order to make material amendments to the Investment Advisory Agreement and Investment Sub-Advisory Agreement.
In its consideration of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Fund’s Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by the NSAM Adviser and OZ Credit Management; (b) comparative data with respect to advisory fees or similar expenses paid by other investment companies with a similar investment objective; (c) the Fund’s projected operating expenses and expense ratio compared to other investment companies with similar investment objective; (d) any existing and potential sources of indirect income to the NSAM Adviser and OZ Credit Management from their respective relationships with the Fund and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement and Investment Sub-Advisory Agreement; (f) the organizational capability and financial condition of the NSAM Adviser, OZ Credit Management and their respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Fund’s Board, including a majority of the independent trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.
A discussion regarding the basis of the Fund’s Board’s approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Fund shareholders.

ADMINISTRATION AGREEMENTS
Pursuant to the Fund Administration Agreement, the NSAM Adviser will furnish the Fund with office facilities and equipment, and clerical, bookkeeping and record keeping services. The NSAM Adviser will also oversee the Fund’s financial records and prepare its reports to the Fund’s shareholders and its reports filed with the SEC. In addition, the NSAM Adviser will (i) perform the calculation and publication of the Fund’s NAV and (ii) oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses, and the performance oversight of various third party service providers. Pursuant to the Fund Administration Agreement, the NSAM Adviser, at its sole discretion, subject to the oversight of the Fund’s Board, will contract with certain affiliates, as well as third party service providers, to provide certain of the Fund’s accounting and administrative services, including but not limited to preparing preliminary financial information for review by the NSAM Adviser, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information and performing testing with respect to RIC compliance.
Pursuant the Trust Administration Agreement, the NSAM Adviser will furnish the Trust with office facilities and equipment, and clerical, bookkeeping and record keeping services. The NSAM Adviser will also oversee the Trust’s financial records and prepare its reports to Shareholders and its reports filed with the SEC. In addition, the NSAM Adviser will perform the calculation and publications of the Trust’s NAV, and oversee the preparation and filing of the Trust’s tax returns, the payment of the Trust’s expenses and the performance oversight of various third party service providers. Pursuant to the Trust Administration Agreement, the NSAM Adviser, at its sole discretion, subject to the oversight of our Board, will contract with certain affiliates, as well as third party service provides, to provide certain of the Trust’s accounting and administrative services including, but not limited to, preparing preliminary financial information for review by the NSAM Adviser, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information and performing testing with respect to RIC compliance.
In accordance with the Fund Administration Agreement and the Trust Administration Agreement, the NSAM Adviser will be reimbursed for administrative expenses it incurs providing these services to the Trust or the Fund, including the compensation payable by the NSAM Adviser to the Fund’s chief financial officer, chief compliance officer, treasurer and secretary, and other administrative personnel of the NSAM Adviser. The Trust and the Fund will also reimburse the NSAM Adviser for routine non-compensation overhead expenses. The NSAM Adviser may contract with third parties to provide certain accounting and administrative services. The cost of the third party service providers will be an obligation of the NSAM Adviser. Neither the Trust nor the Fund will incur costs from both the NSAM Adviser and the third party provider for similar services.
Indemnification
The Fund Administration Agreement and Trust Administration Agreement each provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the NSAM Adviser and its trustees and any other person or entity affiliated with it are entitled to indemnification from the Trust for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the NSAM Adviser’s services under the Fund Administration Agreement, Trust Administration Agreement or otherwise as the Fund’s and the Trust’s administrator.

DETERMINATION OF NET ASSET VALUE
The Trust determines the NAV per Share daily based on the value of its interest in the Fund using the NAV of Fund shares provided by the Fund. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Trust (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares.
The Fund determines the NAV of Fund shares on each day that the NYSE is open for business as of the close of the regular trading session. The Fund calculates NAV per Fund share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Fund shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The NSAM Adviser values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the Fund’s Board’s valuation committee and approved by the Fund’s Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the NSAM Adviser. On a quarterly basis, the Fund’s Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, the NSAM Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the NSAM Adviser deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, referred to herein as an “Exchange-Traded Security,” or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available, or an “OTC Security.”
For purposes of calculating NAV, the NSAM Adviser uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the NSAM Adviser in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Fund’s Board as described below. In making such determination, the NSAM Adviser may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, the NSAM Adviser may use independent third-party pricing or valuation services; provided that the NSAM Adviser shall not be required to determine fair value in accordance with the valuation provided by any single source, and the NSAM Adviser shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the NSAM Adviser deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments. Other valuation methodologies are used as appropriate including, but not limited to, market comparables, transactions in similar instruments, and recovery/liquidation analysis.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. The NSAM Adviser may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as the NSAM Adviser, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund’s Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the NSAM Adviser, under the supervision of the Fund’s Board.
Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the NSAM Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund periodically benchmarks the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST; CERTAIN RELATIONSHIPS
AND RELATED PARTY TRANSACTIONS
Conflicts of Interest
The NSAM Adviser, OZ Credit Management and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund including, but not limited to, the following:
•
The trustees, officers and other personnel of the NSAM Adviser allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved;

•
The Fund may compete with certain affiliates for investments, subjecting the NSAM Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Fund shareholders, the NSAM Adviser will receive the Management Fee in connection with the management of the Fund’s portfolio and may receive the Incentive Fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•
Because NorthStar is an affiliate of the NSAM Adviser, its due diligence review and investigation of the Fund, the Trust and this prospectus cannot be considered to be an independent review;

•
The personnel of OZ Credit Management allocate their time between the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio and making investment recommendations and performing similar functions for other business activities in which they may be involved;

•
The Fund may compete with other funds managed by affiliates of OZ Credit Management for investment opportunities, subjecting OZ Credit Management and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the NSAM Adviser;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the NSAM Adviser or OZ Credit Management provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•
The NSAM Adviser, OZ Credit Management and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•
The NSAM Adviser and OZ Credit Management and their affiliates may have existing business relationships or access to material non-public information that would prevent the NSAM Adviser or OZ Credit Management from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•
The NSAM Adviser, OZ Credit Management and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of the NSAM Adviser and OZ Credit

Management. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the NSAM Adviser, OZ Credit Management and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the NSAM Adviser and OZ Credit Management. Affiliates of the NSAM Adviser or OZ Credit Management may engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;
•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the NSAM Adviser, OZ Credit Management and any of their respective affiliates, as applicable, the NSAM Adviser, OZ Credit Management and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the NSAM Adviser, OZ Credit Management or any of their respective affiliates to participate in an investment opportunity. The Fund intends to seek exemptive relief from the SEC to engage in co-investment opportunities with the NSAM Adviser, OZ Credit Management and their affiliates. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the NSAM Adviser and/or OZ Credit Management, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, the NSAM Adviser or OZ Credit Management, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

Certain Relationships and Related Party Transactions
Policies and Procedures for Managing Conflicts; Allocation of Investment Opportunities
Each of NSAM Adviser and OZ Credit Management and their respective affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between NSAM Adviser’s and Sub-Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients. For example and as discussed in further detail below, both NSAM Adviser and OZ Credit Management have adopted policies and procedures that seek to allocate investment opportunities between the Fund and their other respective clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients, including the Fund, of NSAM Adviser or OZ Credit Management or their respective affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act. There can be no assurance that NSAM Adviser’s, OZ Credit Management’s or their respective affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in the Fund’s favor.

Allocation of Investment Opportunities by NSAM Adviser.   The principals of NSAM Adviser have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, NSAM Adviser has put in place an investment allocation policy to ensure that investment opportunities are allocated between the Fund and the Adviser’s other clients on a fair and equitable basis. In particular, it is expected that any investments sourced by OZ Credit Management will not be allocated to another client of NSAM Adviser.
Allocation of Investment Opportunities by OZ Credit Management.   Similarly, OZ Credit Management and its affiliates manage other investment vehicles and client accounts (together with the Fund, “OZ Credit Management Accounts”) with investment strategies that are similar to, or overlap with, the investment strategies of the Fund. In some cases, an investment opportunity may be too limited in size for the Fund and other OZ Credit Management Accounts to participate fully (or at all). In order to seek to allocate investment opportunities fairly and equitably over time among the Fund and other OZ Credit Management Accounts, OZ Credit Management has adopted allocation policies and procedures governing the allocation of investment opportunities among the Fund and other OZ Credit Management Accounts. Under its allocation procedures, OZ Credit Management allocates investment opportunities that are subject to its allocation procedures among the OZ Credit Management Accounts based on a number of factors evaluated with respect to each such OZ Credit Management Account, including the following:
•
whether OZ Credit Management believes the investment would be appropriate for one or more of the OZ Credit Management Accounts;

•
the investment programs and investment objectives of the OZ Credit Management Accounts;

•
the investment capacity and available capital of the OZ Credit Management Accounts;

•
whether one or more OZ Credit Management Accounts is in a “ramp-up” phase (i.e., whether it has, relative to its portfolio, a significant amount of capital (drawn or undrawn) or available leverage that has not been deployed or has a fixed investment period) or is seeking to rebalance its portfolio or to meet withdrawal requests;

•
the investment guidelines and restrictions applicable to the OZ Credit Management Accounts;

•
portfolio management considerations applicable to the OZ Credit Management Accounts (including desired levels of leverage and cash, volatility and risk tolerances, desired concentration, exposure and diversification targets, liquidity needs, timing of realization of investments, hedging considerations and counterparty restrictions);

•
the tax and regulatory considerations (including those under the 1940 Act) applicable to the OZ Credit Management Accounts;

•
the domiciles of the OZ Credit Management Accounts;

•
whether an OZ Credit Management Account would receive an odd lot if it received an allocation;

•
the investment opportunity’s minimum denomination or other investment requirements; and

•
any other factors that OZ Credit Management believes are consistent with the fair and equitable treatment of all OZ Credit Management Accounts over time.

While the OZ Credit Management’s allocation policy seeks to allocate investment opportunities to the Fund and all other OZ Credit Management Accounts fairly and equitably over time, there can be no assurance that the Fund will participate in all appropriate investment opportunities or receive as much of an investment opportunity as would otherwise be in the best interests of the Fund or the Trust. For example, OZ Credit Management expects to give a preference in allocation to Accounts that have an investment program or objective focused on the type of opportunity in question, that are in a “ramp-up” phase, or that are seeking to rebalance their portfolios or meet withdrawal requests.
In addition, under its current allocation procedures, OZ Credit Management also expects that (i) the Fund likely may not be allocated any private real estate or energy investment opportunities; (ii) allocations of certain follow-on investment opportunities (i.e., opportunities to make further investments in companies in which one or more OZ Credit Management Accounts are already invested) will generally be allocated to those OZ Credit Management Accounts that participated in the original investment; (iii) the Fund may not participate in investment opportunities facilitated through special purpose vehicles or financing subsidiaries in which other OZ Credit Management Accounts participate; (iv) as discussed below in “Co-Investment Opportunities,” the Fund may also not participate in negotiated transactions in which other Sub-Adviser Accounts are participating; and (v) due to regulatory requirements and OZ Credit Management’s conflicts of interest policies, the Fund may be unable to make investments in companies in which other OZ Credit Management Accounts are already invested or investing. Furthermore, OZ Credit Management expects not to allocate any “Restricted Investments” to the Fund other than U.S. credit opportunities (including associated equity). “Restricted Investments” are limited investment opportunities that (i) are acquired on a direct investment or private placement basis and (ii) either lack a readily assessable market value, are illiquid, or OZ Credit Management expects to be held until the resolution of a special event or circumstance, as determined by OZ Credit Management.
As a result of these procedures, the Fund may not participate (or may participate to a lesser extent than it otherwise would have) in investment opportunities that otherwise may have been profitable for the Fund. OZ Credit Management’s allocation policies and procedures are subject to change from time to time and there can be no assurances that the Fund will participate in any given investment opportunity.
Co-Investment Opportunities
From time to time, investment opportunities may arise that would be appropriate for both the Fund as well as other clients of NSAM Adviser, OZ Credit Management and their respective affiliates. To the extent permitted by the 1940 Act, OZ Credit Management intends to allocate such opportunities that are subject to its allocation procedures (as described above) among the Fund and the other OZ Credit Management Accounts pursuant to its allocation procedures such that the Fund may from time to time co-invest in an investment opportunity with other OZ Credit Management Accounts, NSAM Adviser and their respective affiliates. However, due to restrictions under the 1940 Act, unless the Fund obtains an exemptive order from the SEC, the Fund will generally be unable to co-invest with, among others, other OZ Credit Management Accounts, OZ Credit Management and their affiliates, in a negotiated transaction. To the extent an investment opportunity in a negotiated transaction arises, and OZ Credit Management determines that it would be appropriate for both the Fund and other OZ Credit Management Accounts, the opportunity will be allocated to the other OZ Credit Management Accounts and the Fund will not participate in the negotiated transaction. The fact that a type of negotiated transaction had been determined in the past to be appropriate solely for the Fund will not prevent a determination that a similar investment is appropriate for both the Fund and other OZ Credit Management Accounts, in which case the investment will be allocated solely to the other Client Accounts (unless an exemptive order is obtained).
The Fund intends to apply to the SEC for an exemptive order that would permit it to co-invest in negotiated transactions with certain funds and/or other client accounts managed by NSAM Adviser, OZ Credit Management and their affiliates. If the Fund obtains the exemptive order, it expects to enter into such co-investment transactions without any further approval from the Board or Shareholders, subject to the terms of the exemptive order. There can be no assurance that the Fund will obtain such exemptive order.
In addition, under the 1940 Act, the Fund generally may not purchase securities or other property from (or sell them to) affiliates of NSAM Adviser or OZ Credit Management. This may limit the Fund’s ability to invest in companies in which funds and other clients of NSAM Adviser or OZ Credit Management have already made significant investments.
Potential conflicts of interest risk — lack of information barriers
By reason of the various activities of NSAM Adviser, OZ Credit Management and their affiliates, NSAM Adviser, OZ Credit Management and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential investments that otherwise might have been purchased or be restricted from selling certain of our investments that might otherwise have been sold at the time.

PURCHASES OF SHARES
The Trust is offering on a continuous basis up to 300,000,000 Shares. The Trust intends to terminate this offering at such time as the Fund has reached its maximum offering of shares, regardless of whether the Trust has sold all Shares registered in this offering. See “Plan of Distribution.”
Shares will be offered through NorthStar Securities, at an initial offering price of  $10.00 per Share until the Minimum Offering Requirement is satisfied. Thereafter, the Trust will offer Shares at an offering price equal to the Trust’s then current NAV per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Trust’s NAV per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering.
The Trust intends to offer to the public two classes of Shares, Class A Shares and Class D Shares. The Trust is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering of Shares. The classes of Shares differ only with respect to the sales load investors must pay. An investor will pay (i) selling commissions and dealer manager fees for the purchase of Class A Shares and (ii) dealer manager fees, but no selling commissions, for the purchase of Class D Shares. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) will likewise bear its own pro rata portion of the Trust’s expenses and (iii) have the same NAV as each other Share.
Subsequent to completion of the offering, the Trust will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date.
Any amounts received in advance of a Bi-Monthly Closing will be placed in an account with the Escrow Agent prior to their investment in the Trust in accordance with Rule 15c2-4 under the Exchange Act. The Trust reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Trust will be returned to the prospective investor without interest.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Prior to satisfaction of the Minimum Offering Requirement, investors should make their checks payable to “UMB Bank, N.A., as escrow agent for “NorthStar Global Corporate Income Fund.” Subsequent to satisfaction of the Minimum Offering Requirement, investors should make their checks payable to “NorthStar Global Corporate Income Fund.” Subscriptions will be effective only upon the Trust’s acceptance and the Trust reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Trust. See “Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Trust. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.

LIQUIDITY STRATEGY
The Trust and the Fund intend to seek to complete a liquidity event for Shareholders within five years following the completion of this offering, or at such earlier time as the Board and the Fund’s Board may determine, taking into consideration market conditions and other factors. The Trust and the Fund may determine not to pursue a liquidity event if they believe that then current market conditions are not favorable for a liquidity event. A liquidity event could include (i) a listing of the Fund’s shares on a national securities exchange followed by a distribution of Fund shares held by the Trust to Shareholders, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually or (iii) a merger or another transaction approved by the Fund Board in which the Trust, in its capacity as a Fund shareholder, likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to Shareholders.
While the Trust and the Fund intend to seek to complete a liquidity event within five years following the completion of this offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.
In making a determination of what type of liquidity event is in the best interest of Shareholders, the Board and the Fund’s Board, including the Independent Trustees, may consider a variety of criteria including, but not limited to, the allocation of the Fund’s portfolio among various issuers and industries, portfolio performance, the Trust’s and the Fund’s financial condition, potential access to capital as a listed company, market conditions for the sale of the Fund’s assets or listing of the Fund’s shares, internal management considerations and the potential for Shareholder liquidity. However, the Trust and the Fund are not required to complete a liquidity event and may choose not to do so for an indefinite period, if at all.
Prior to the completion of a liquidity event, the Trust’s share repurchase program may provide a limited opportunity for Shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the Shareholder paid for the Shares being repurchased. See “Share Repurchase Program” for a detailed description of the Trust’s share repurchase program.

SHARE REPURCHASE PROGRAM
The Trust does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Trust to repurchase such Shareholder’s Shares or any portion thereof. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment prior to a liquidity event, other than through the Trust’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.
To provide Shareholders with limited liquidity, the Trust intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Fund with respect to the Fund shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following satisfaction of the Minimum Offering Requirement. In months in which the Trust repurchases Shares, the Trust will conduct repurchases on the same date that the Trust holds its first Bi-Monthly Closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.
The Trust’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Trust to offer to repurchase Shares and under what terms:
•
the effect of such repurchases on the Trust’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•
the Fund’s investment plans;

•
the Trust’s and the Fund’s working capital requirements;

•
the Trust’s history in repurchasing Shares or portions thereof; and

•
the condition of the securities markets.

The Trust currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Trust can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Trust will limit the number of Shares to be repurchased in any calendar year to 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of Shares that the Trust offers to repurchase may be less in light of the limitations noted above. The Trust will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.
The Trust’s assets consist primarily of its interest in Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to its share repurchase program, the Trust may find it necessary to liquidate all or a portion of its interest in Fund shares. In such cases, the Trust will not conduct a repurchase offer for Shares unless the Fund simultaneously conducts a repurchase offer for Fund shares. The members of the Board also serve on the Fund’s Board, and the Fund’s Board expects that the Fund will conduct repurchase offers for Fund shares as necessary to permit the Trust to meet its intentions under its share repurchase program. However, there can be no assurance that the Fund’s Board or the Board will, in fact, decide to undertake any repurchase offers.

In order to tender Shares to be repurchased, a Shareholder must tender at least 25% of the Shares owned by such Shareholder. If a Shareholder chooses to tender only a portion of his or her Shares, the Shareholders must maintain a minimum balance of  $4,000 of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares the Trust seeks to repurchase, the Trust will repurchase Shares on a pro rata basis. As a result, the Trust may repurchase less than the full amount of Shares that a Shareholder requests to have repurchased. To the extent a Shareholders seeks to tender all of the Shares they own and the Trust repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $4,000 following such Share repurchase. If the Trust does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Trust determines not to make repurchases of Shares, a Shareholder may not be able to dispose of his or her Shares. Any periodic repurchase offers will be subject in part to the Trust’s available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.
The Board requires that the Trust repurchase Shares or portions thereof from Shareholders pursuant to written tenders only on terms it determines to be fair to the Trust and to all Shareholders. Repurchases of Shares by the Trust will be paid in cash. Repurchases will be effective after receipt and acceptance by the Trust of all eligible written tenders of Shares from Shareholders.
When the Board determines that the Trust will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to Shareholders describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Any repurchase offer presented to Shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Trust will send to Shareholders, the Trust will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.
In order to submit Shares to be repurchased, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to Shareholders, as well as any other documents required, by the letter of transmittal. At any time prior to the expiration of the repurchase offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to the Trust.
The Trust will not repurchase Shares, or fractions thereof, if such repurchase will cause the Trust to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.
While the Trust intends to conduct quarterly repurchase offers as described above, the Trust is not required to do so and the Board may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Trust to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to the Business and Structure of the Trust.”
In the event that the NSAM Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, any such affiliates may tender Shares for repurchase in connection with any repurchase offer the Trust makes on the same basis as any other Shareholder, except for the initial capital contributions of the sponsors for as long as the NSAM Adviser and OZ Credit Management remain the Fund’s investment adviser and sub-adviser, respectively.

DESCRIPTION OF CAPITAL STRUCTURE
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Trust’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Trust’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Trust’s declaration of trust authorizes the Trust’s issuance of an unlimited number of shares of beneficial interest, par value $0.01 per share. There is currently no market for Shares and the Trust does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Trust’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, or the DGCL, and therefore generally will not be personally liable for the Trust’s debts or obligations.
Set forth below is a chart describing the classes of the Trust’s securities outstanding as of  [          ], 2015:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by The Trust or for the Trust’s Account	Amount Outstanding Exclusive of Amount Under Column(3)
Class A Common Share
Class D Common Share
Under the terms of the Trust’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Trust, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Trust’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Trust’s dissolution, after the Trust pays or adequately provides for the payment of all claims and obligations of the Trust, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Trust’s assets available for distribution, subject to any preferential rights of holders of the Trust’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Trust’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Trust’s declaration of trust, the Trust is not required to hold annual meetings of Shareholders. The Trust only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.
Preferred Shares and Other Securities
The Trust’s declaration of trust provides that the Board may, subject to the Trust’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Trust to issue securities of the Trust other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Trust’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Trust’s declaration of trust, Trustees and officers of the Trust will not be subject in such capacity to any personal liability to the Trust or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Trust’s declaration of trust, the Trust will indemnify and hold harmless any current or former Trustee or officer of the Trust against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Trust, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Trust will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Trust will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.
The Fund has entered into the Investment Advisory Agreement with the NSAM Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the NSAM Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
The NSAM Adviser has also entered into the Investment Sub-Advisory Agreement with OZ Credit Management. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, OZ Credit Management is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreement provides that OZ Credit Management will indemnify the Fund, the NSAM Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, the NSAM Adviser or any of their respective affiliates and controlling persons may sustain as a result of OZ Credit Management’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Trust’s declaration of trust, the Trust will advance the expenses of defending any action for which indemnification is sought if the Trust receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Trust’s declaration of trust provides that the number of Trustees shall be no less than two and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Trust’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Trust’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (i) with or without cause, at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (ii) with or without cause, by at least two-thirds (66 2∕3%) of the remaining Trustees.
As of  [           ], 2015, the Trust had a total of  [5] members of the Board, [3] of whom were Independent Trustees. Pursuant to the 1940 Act, at least 40% of the members of the Board must be Independent Trustees.
Action by Shareholders
The Trust’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Trust’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Trust’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Trust’s declaration of trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
Pass-Through Voting on Fund Matters
Whenever the Trust, as a Fund Shareholder, is requested to vote on matters pertaining to the Fund, the Trust will hold a meeting of Shareholders and vote its interest in the Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Shareholders. The Trust shall vote Fund shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Trust’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.
Conflict with Applicable Laws and Regulations
The Trust’s declaration of trust provides that if and to the extent that any provision of the Trust’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Trust as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Trust’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

REGULATION
The Trust and the Fund are newly organized, non-diversified closed-end management investment companies that have registered as investment companies under the 1940 Act. As registered closed-end investment companies, the Trust and the Fund are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, neither the Trust nor the Fund may:
•
change its classification to an open-end management investment company;

•
except in accordance with its policies with respect thereto as recited in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•
change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, the company is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, a registered closed-end management investment company is prohibited from protecting any trustee or officer against any liability to the Trust or the Shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The company may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
A registered closed-end management investment company generally is required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of the Trust’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the company is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. The company is also prohibited from issuing or selling any senior security if, immediately after such issuance, it would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
A registered closed-end management investment company generally is not able to issue and sell its common shares at a price below NAV per Share. It may, however, sell its common shares at a price below the then-current NAV of its common shares if the board of trustees determines that such sale is in the company’s best interests and the best interests of its shareholders, and its shareholders approve such sale. In addition, the company may generally issue new shares of its common shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

A registered closed-end management investment company may borrow funds to make investments. A registered closed-end management investment company may also, consistent with the limitations of the 1940 Act, borrow funds in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.
Fundamental Investment Policies
The policies and restrictions identified as fundamental below are the Trust’s and Fund’s only fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Trust’s or the Fund’s, as applicable, outstanding voting securities, as defined in the 1940 Act.
The Trust and the Fund may:
•
borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

•
underwrite securities to the fullest extent permitted by applicable law, including the Securities Act of 1933, as amended, or the Securities Act, and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

•
not purchase or sell real estate, except that the Trust or the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Trust or the Fund as a result of the ownership of securities and/or other instruments.

•
purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The Trust and the Fund do not have any fundamental policies with respect to the concentration of their investments in a particular industry or group of industries, and they do not intend to operate as diversified investment companies under the 1940 Act. The Fund may invest up to 100% of its assets in the Fund’s Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases.
Temporary Investments
Before making investments, the Fund will invest primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which the Trust expects to achieve when the Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Trust pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Trust may be able to pay when the Fund’s portfolio is fully invested in securities meeting its investment objective. A repurchase agreement involves the purchase by an investor, such as the Fund, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Fund’s assets that may be invested in such repurchase agreements. However, if more than 25% of the Fund’s gross assets constitute repurchase agreements from a single counterparty, it would not meet the diversification tests in order to qualify as a

RIC for federal income tax purposes. Thus, the Fund does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The NSAM Adviser and OZ Credit Management will monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.
Senior Securities
Each of the Trust and the Fund is permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to its common shares if its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. Each of the Trust and the Fund are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, each of the Trust and the Fund must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. Each of the Trust and the Fund may also borrow amounts up to 5% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage.
Codes of Ethics
The Trust, the Fund, the NSAM Adviser and OZ Credit Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this prospectus forms a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR database on the SEC’s website at http://www.sec.gov. shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.
Compliance Policies and Procedures
The Trust, the Fund, the NSAM Adviser and OZ Credit Management have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Trust’s and the Fund’s chief compliance officers are responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to OZ Credit Management. The proxy voting policies and procedures of OZ Credit Management are set forth below. The guidelines are reviewed periodically by OZ Credit Management and the Independent Trustees and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, OZ Credit Management will have fiduciary duty to act solely in the best interests of its clients. As part of this duty, OZ Credit Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of OZ Credit Management are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.
OZ Credit Management will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although OZ Credit Management will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of OZ Credit Management are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how OZ Credit Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Information regarding how OZ Credit Management voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Fund’s Chief Compliance Officer at 399 Park Avenue, 18th Floor, New York, New York 10022, by calling the Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect the Trust. For example:
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pursuant to Rule 30a-2 of the 1940 Act, the Trust’s chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in the Trust’s periodic reports;

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pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Trust’s periodic reports must disclose the Trust’s conclusions about the effectiveness of the Trust’s disclosure controls and procedures; and

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pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Trust’s periodic reports must disclose whether there were significant changes in the Trust’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires the Trust to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The Trust will monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.
Reports to Shareholders
After the effectiveness of the registration statement, of which this prospectus forms a part, the Trust will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting the Trust at 399 Park Avenue, 18th Floor, New York, New York 10022, or by telephone at (212) 547-2600 or on the Trust’s website at [                              ]. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Subject to availability, you may authorize the Trust to provide prospectuses, prospectus supplements, periodic reports and other information, referred to herein as “documents,” electronically by so indicating on your subscription agreement, or by sending the Trust instructions in writing in a form acceptable to the Trust to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While the Trust imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on the Trust’s website. You may access and print all documents provided through this service. As documents become available, the Trust will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If the Trust’s e-mail notification is returned to the Trust as “undeliverable,” the Trust will contact you to obtain your updated e-mail address. If the Trust is unable to obtain a valid e-mail address for you, the Trust will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and the Trust will resume sending you a paper copy of all required documents. However, in order for the Trust to be properly notified, your revocation must be given to the Trust a reasonable time before electronic delivery has commenced. The Trust will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a description of certain material U.S. federal income tax considerations applicable to the Trust and the Fund and an investment in the Trust. The discussion below provides general tax information related to an investment in the Trust, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Trust and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Trust.
Taxation of the Trust and the Fund
The Trust and the Fund intend to elect to be treated, and to intend to qualify annually, as RICs under Subchapter M of the Code. As a RIC, the Trust generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to the Trust and any other shareholders of the Fund from its tax earnings and profits. To qualify as a RIC in any tax year, the Trust and the Fund must, among other things, satisfy both an income composition test and an asset composition test. Because the Trust invests and expects to continue investing substantially all of its assets in the Fund, the Trust will generally qualify as a RIC if the Fund qualifies as a RIC. Each of the Trust and the Fund will qualify as a RIC if  (i) at least 90% of each of the Trust’s and the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of each of the Trust’s and the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of each of the Trust’s and the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if  (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). Each of the Trust and the Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
In addition, in order to qualify for and maintain RIC tax treatment, each of the Trust and the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year. If the Trust and the Fund qualify as RICs and satisfy this distribution requirement, the Trust and the Fund generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the DRP and the Fund’s distribution reinvestment plan, as applicable). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Trust and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Trust and the Fund do not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.
As a RIC, each of the Trust and the Fund is subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts in respect of each calendar year, referred to herein as the “4% U.S. federal excise tax”. In order to avoid the 4% U.S. federal excise tax, each of the Trust and the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of  (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust and the Fund have met this distribution requirement, the Trust and the Fund will be deemed to have distributed any income or gains on which they have been subject to U.S. federal income tax. However, any distribution declared by the Fund or the Trust in October, November or December of any calendar year, payable to Fund shareholders or Shareholders, respectively, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Trust and the Fund intend generally to endeavor each year to avoid the imposition of the 4% U.S. federal excise tax, but there can be no assurance in this regard.
If the Trust or the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any tax year, the Trust or the Fund, as applicable, would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate Shareholders. In addition, the Trust or the Fund, as applicable, could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund and the Trust may be able to avoid losing their status as a RIC by timely providing notice of such failure to the Internal Revenue Service, or the IRS, curing such failure and possibly paying an additional tax or penalty. If the Fund fails to qualify as a RIC for any taxable year, the Trust will not qualify as a RIC for such taxable year.
Some of the investments that the Fund is expected to make, such as investments in debt securities having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the year it is accrued, the Fund may be required to make a distribution to Fund shareholders in order to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.
There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund invests a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or excise tax.
Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Trust the amount of foreign income and similar taxes paid by the Fund. If at least 50% of the value of the Trust’s total assets at the close of each quarter of its tax year is represented by interests in other RICs (as is expected to be the case for the Trust), the Trust may elect to “pass through” to Shareholders the amount of foreign taxes paid or deemed paid by the Trust. If the Trust so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Trust, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).
The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies, or PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Fund shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to stock in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to Fund shareholders, including the Trust, as ordinary income. This would, in turn, impact the amount of ordinary income distributed by the Trust to Shareholders. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of a U.S. federal excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to make Fund Ordinary Distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund shareholder’s basis in Fund shares.
If the Fund or the Trust utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s or the Trust’s ability to declare and pay dividends on Fund shares or the Shares. Limits on the Fund’s and the Trust’s ability to pay dividends on Fund shares and the Shares may prevent the Fund or the Trust from meeting the distribution requirements described above and, as a result, may affect the Fund’s or the Trust’s status as a RIC and subject the Fund or the Trust to the 4% U.S. federal excise tax. The Fund’s failure to qualify as a RIC would impact the Trust’s ability to qualify as a RIC. The Fund and the Trust endeavor to avoid restrictions on their ability to make distribution payments. If the Fund or the Trust is precluded from making distributions on Fund shares or the Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund or the Trust to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.
Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% U.S. federal excise tax and, under certain circumstances, could affect the

Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, the Trust will invest substantially all of its assets in the Fund, which intends to qualify as a RIC. Failure of the Fund to so qualify will have an adverse effect on the qualification of the Trust as a RIC. Distributions by the Fund and redemptions of Fund shares may result in taxable distributions to Fund shareholders of ordinary income or capital gains. If Fund shares are purchased within 30 days before or after redeeming at a loss other Fund shares, all or a part of the loss will not be deductible by the Trust and instead will increase the Trust’s basis for the newly purchased Fund shares.
The remainder of this discussion assumes that the Trust and the Fund have qualified and maintain their qualification as RICs and have satisfied the distribution requirements described above.
Taxation of U.S. Shareholders
Distributions
Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of  “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Trust’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Trust may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Trust. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.
The makeup of the Trust’s dividends will depend in significant part on the makeup of the distributions received from the Fund. It is expected that a substantial portion of the Fund’s income (and as a result, the Trust’s income) will consist of ordinary income. For example, interest and OID derived by the Fund constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Fund shareholders, including the Trust, and, thus, distributions by the Trust to Shareholders.
Distributions made by the Trust to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of  “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund (and, therefore, by the Trust) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.
Distributions paid by the Trust generally will be treated as received by a Shareholder at the time the distribution is made. However, the Trust may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If the Trust makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by the Trust in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, the Trust intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.
Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.
Sale or Exchange of Shares
A Shareholder holding Shares as capital assets generally will recognize capital gain or loss on the sale or other disposition of such Shares. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.
In general, individual U.S. Shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of  $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Trust.
The Trust (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate. Distributions paid by the Trust generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income (and as a result, the Trust’s income) generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of  $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Non-U.S. Shareholders
Whether an investment in the Trust is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Trust by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, referred to herein as a “non-U.S. Shareholder”, depends on whether the income that the Shareholder derives from the Trust is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Trust is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of  “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Trust is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Trust will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.
For tax years beginning before January 1, 2015, properly reported distributions received by non-U.S. Shareholders were generally exempt from U.S. federal withholding tax when they (a) were paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gains over the Trust’s long-term capital losses for such tax year). There can be no assurance as to whether or not this legislation will be extended to tax years beginning on or after January 1, 2015. Even if this legislation is extended, depending on the circumstances, the Trust may report all, some or none of the Trust’s potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Trust will invest.
A non-U.S. Shareholder whose income from the Trust is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.
If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of  “investment company taxable income,” capital gains distributions, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.
A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.
If the Trust distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Trust pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners) or comply with the terms of certain inter-governmental agreements to provide such information. The types of income subject to the tax include U.S. source interest and dividends, and, after December 31, 2016, the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which it holds its units, a Non-U.S. shareholder could be subject to this 30% withholding tax with respect to distributions on our Shares and, beginning January 1, 2017, proceeds from the sale or redemption of our Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust, including the potential application of the U.S. estate tax.
Other Taxes
Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Trust. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust.

PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws.
The Trust is offering on a continuous basis up to 300,000,000 Shares. Once the Trust satisfies the Minimum Offering Requirements substantially all of the net proceeds from the sale of Shares are to be invested by the Trust in Fund shares. The Fund currently intends to limit the number of Fund shares it sells pursuant to this offering to 300,000,000, shares in the aggregate not including any shares issued pursuant to the Fund’s distribution reinvestment plan, or the Fund Maximum Offering Amount. As a result, the Trust intends to terminate this offering at such time as the Fund has reached the Fund Maximum Offering Amount, regardless of whether the Trust has sold all Shares registered in this offering.
Shares will be offered at an initial offering price of  $10.00 per Share until the Minimum Offering Requirement is satisfied. Thereafter, the Trust will offer shares at an offering price equal to the Trust’s then current NAV per Share, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Trust’s NAV per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the gross offering proceeds received in this offering. Subsequent to completion of the offering, Shares may be purchased at each Bi-Monthly Closing.
NorthStar Securities acts as the dealer manager of the Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares. The Trust will not sell any Shares unless and until the Minimum Offering Requirement is satisfied. Prior to satisfaction of the Minimum Offering Requirement, all subscription payments received by the Trust will be placed in an account held by the Escrow Agent in trust for the subscribers’ benefit, pending release to the Trust. If the Trust does not satisfy the Minimum Offering Requirement, it will promptly return all funds in the escrow account (including interest), and will stop offering Shares. The Trust will not deduct any fees or expenses if it returns funds from the escrow account. Upon satisfaction of the Minimum Offering Requirement as noted above, funds will be released from escrow to the Trust within approximately 30 days and investors with subscription funds held in the escrow will be admitted as Shareholders as soon as practicable, but in no event later than 15 days after such release. NorthStar Securities will notify the Trust’s Selected Broker-Dealers once the Minimum Offering Requirement has been satisfied. The Selected Broker-Dealers will, in turn, notify the registered representatives, who obtain subscription documents from investors.
Subsequent to satisfaction of the Minimum Offering Requirement, the Trust will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Trust does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Trust, and do not become assets of the Trust, until such date. Shares issued pursuant to the DRP will typically be issued each month on the same date that the Trust holds its first Bi-Monthly Closing. In addition, in months in which the Trust repurchases Shares, the Trust will conduct repurchases on the same date that it holds its first Bi-Monthly Closing for the sale of Shares in this offering.
Any amounts received in advance of a Bi-Monthly Closing will be placed in an account with the Escrow Agent prior to their investment in the Trust in accordance with Rule 15c2-4 promulgated under the Exchange Act. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Trust will be returned to the prospective investor without interest.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Prior to satisfaction of the Minimum Offering Requirement, investors should make their checks payable to “UMB Bank, N.A., as escrow agent for NorthStar Global Corporate Income Fund.” Subsequent to satisfaction of the Minimum Offering Requirement, investors should make their checks payable to “NorthStar Global Corporate Income Fund.” Subscriptions will be effective only upon the Trust’s acceptance and the Trust reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Trust. See “Distribution Reinvestment Plan.”
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Trust. In such case, the Trust will send the confirmation and notice of its acceptance to the trustee.

About the Dealer Manager
The dealer manager for this offering is NorthStar Securities. NorthStar Securities’ predecessor commenced operations in January 2009 and registered as a broker-dealer with the SEC and FINRA in April 2010. NorthStar Securities is an affiliate of NorthStar and serves or has served, as applicable, as the dealer manager for the public offerings of shares of NorthStar’s four non-traded REITs, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR New York Metro, which are currently in their offering stages, and NorthStar Income, which closed to new investors in July 2013. NorthStar Securities receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Company in connection with the distribution of the Shares offered pursuant to this prospectus.
Compensation of the Dealer Manager and Selected Broker-Dealers
Except as provided below, in its capacity as dealer manager of this offering, NorthStar Securities receives selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the Trust’s public offering price per Share with respect to each Share sold in this offering. NorthStar Securities will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential Shareholder except to a Selected Broker-Dealer. The Trust will not pay selling commissions or dealer manager fees on Shares issued under the DRP. A portion of the dealer manager fee will be used to pay for expenses incurred in connection with training and education seminars organized by NorthStar Securities.
NorthStar Securities authorizes Selected Broker-Dealers to sell Shares. NorthStar Securities may re-allow all of its selling commissions attributable to a Selected Broker-Dealer. NorthStar Securities may also, in its sole discretion, re-allow to any Selected Broker-Dealer all or a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the Selected Broker-Dealer and the assistance of the Selected Broker-Dealer in marketing this offering and due diligence expenses incurred.
In addition to the payment of selling commissions and the dealer manager fee, the Trust reimburses NorthStar Securities and Selected Broker-Dealers for bona fide accountable due diligence expenses. The Trust expects to reimburse approximately 0.5% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses in an amount up to 1.0% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.
To the extent permitted by applicable law and the Trust’s certificate of trust and bylaws, the Trust will indemnify participating Selected Broker-Dealers and NorthStar Securities against certain liabilities arising under the Securities Act of 1933 and liabilities arising from breaches of the Trust’s representations and warranties contained in the Dealer Manager agreement. Selected Broker-Dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Trust’s behalf.
The Trust’s executive officers and trustees and their immediate family members, as well as trustees of the NSAM Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Class A Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. There is no limit on the number of Class A Shares that may be sold to such persons. In addition, the selling commissions and the dealer manager fee may be reduced or waived in the Trust’s discretion in connection with certain categories of sales including, but not limited to, sales for which the Trust has agreed to provide a volume discount, sales to certain institutional investors, sales to employees of Selected Broker-Dealers, sales made by certain Selected Broker-Dealers at the discretion of NorthStar Securities, sales through banks acting as trustees or fiduciaries and sales to the Trust’s affiliates. The Trust may also make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to the Trust will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. The NSAM Adviser and its affiliates will be expected to hold their Class A Shares purchased as Shareholders for investment and not with a view towards distribution.
The Trust is offering volume discounts to investors who purchase more than $[200,000] worth of Class A Shares in this offering. The net proceeds to the Trust from a sale eligible for a volume discount will be the same, but the selling commissions payable to the Selected Broker-Dealer will be reduced. The following table shows the discounted price per Class A Share and the reduced selling commissions payable for volume sales of Class A Shares:
Dollar Amount of Class A Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$4,000 – $200,000	$10.00	N/A
$200,001 – $750,000	$9.90	5%
$750,001 – $1,000,000	$9.80	4%
$1,000,001 – $2,500,000	$9.70	3%
$2,500,001 and up	$9.60	2%

(1)
Assumes a $10.00 per Class A Share initial offering price. Discounts will be adjusted appropriately for changes in the offering price. Amounts have been rounded for ease of presentation.

The Trust will apply the reduced selling price per Class A Share and selling commissions to the incremental Class A Share within the indicated range only. Thus, for example, assuming an offering price per Class A Share of  $10.00, a purchase of  $1.5 million would result in a weighted average purchase price of  $[  ] per Class A Share as shown below:
•
$200,000 at $10.00 per Class A Share (total: [  ] Class A Share) and a 6.0% selling commission;

•
$550,000 at $[  ] per Class A Share (total: [  ] Class A Share) and a [  ]% selling commission;

•
$250,000 at $[  ] per Class A Share (total: [  ] Class A Share) and a [  ]% selling commission; and

•
$500,000 at $[  ] per Class A Share (total: [  ] Class A Share) and a [  ] % selling commission.

To qualify for a volume discount as a result of multiple purchases of Class A Shares, investors must mark the “Additional Investment” space on the subscription agreement. The Trust is not responsible for failing to combine purchases if an investor fails to mark the “Additional Investment” space. Once an investor qualifies for a volume discount, he or she will be eligible to receive the benefit of such discount for subsequent purchases of Class A Shares in this offering.
The following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:
•
an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•
a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•
an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•
all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the volume discount and identifying the orders to be combined. Any request will be subject to the Trust’s verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the selling commissions payable and discounted Class A Share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.
Only Class A Shares purchased in this offering are eligible for volume discounts. Class A Shares purchased through the DRP will not be eligible for a volume discount, nor will such Class A Shares count toward the threshold limits listed above that qualify investors for the different volume discount levels.
Other Discounts
NorthStar Securities may, at its sole discretion, enter into an agreement with a Selected Broker-Dealer whereby such Selected Broker-Dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between NorthStar Securities and the Selected Broker-Dealer. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.
Transfer on Death Designation
Investors have the option of placing a transfer on death, or TOD, designation on their Shares purchased in this offering. A TOD designation transfers ownership of Shares to an investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of Shares. However, this option is not available to residents of the State of Louisiana. If a Shareholder would like to place a TOD designation on his or her Shares, the Shareholder must complete and return the TOD form available upon request to the Trust in order to effect the designation.

INVESTOR SUITABILITY
An investment in the Trust involves a considerable amount of risk. A Shareholder may lose all or a portion of their money. Shares offered by this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for Shareholders to sell Shares. As a result, the Trust has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Trust’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Trust based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of the NSAM Adviser and OZ Credit Management and (e) the tax consequences of the investment.
In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in the Shares, the Trust’s and the Fund’s investment objectives and the relative illiquidity of the Shares, Shares are an appropriate investment for prospective investors. NorthStar Securities and the Selected Broker-Dealers selling Shares on the Trust’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective Shareholder based on information provided by the prospective Shareholder regarding the prospective Shareholder’s financial situation and investment objectives. Each Selected Broker-Dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective Shareholder.
In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Trust intends to authorize and declare Trust Ordinary Distributions on a monthly basis and pay such Trust Ordinary Distributions on a quarterly basis beginning no later than the first calendar quarter after the month in which the Minimum Offering Requirement is met. Such Trust Ordinary Distributions are expected to be paid using Fund Ordinary Distributions, net of any Trust operating expenses. Fund Ordinary Distributions are expected to consist of all or a portion of the Fund’s net investment income for tax purposes, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains for tax purposes). From time to time, the Trust may also pay interim special distributions in cash or in Shares at the discretion of the Board.
The Trust’s distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Trust makes may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from the Trust’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the NSAM Adviser. A Shareholder will not be subject to immediate taxation on the amount of any distribution. The Shareholder’s basis in its Shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the Shareholder recognizing additional gain (or a lower loss) when the Shares are sold. To the extent that the amount of the return of capital exceeds the Shareholder’s basis in its Shares, such excess amount will be treated as gain from the sale of the Shareholder’s Shares. A Shareholder may recognize a gain from the sale of his or her Shares even if the Shareholder sells the Shares for less than the original purchase price. Each distribution estimated by the Trust to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to Shareholders. There can be no assurance that the Trust will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”
Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to Shareholders. Fund Ordinary Distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the Fund’s distributions may constitute a return of capital to the Trust. To the extent that the Trust pays distributions to Shareholders using proceeds it receives from Fund distributions, such Trust distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Trust or the Fund will be able to pay distributions at a specific rate or at all.
To qualify for and maintain RIC tax treatment, the Trust and the Fund must distribute on a timely basis with respect to each tax year an amount at least equal to the sum of 90% of their “investment company taxable income” and their net tax-exempt interest income for such tax year. In order to avoid certain U.S. federal excise taxes imposed on RICs, the Trust and the Fund must distribute during each calendar year an amount at least equal to the sum of  (i) 98% of their ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of their capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Trust or the Fund, as applicable, paid no U.S. federal income tax. The Trust and the Fund can offer no assurance that they will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Trust’s ability to make distributions to Shareholders.

Distribution Support Agreement
Pursuant to separate distribution support agreements, each dated as of  [           ], 2015, by and between each of the Trust and the Fund and NorthStar Realty, a publicly-traded REIT managed by an affiliate of NorthStar, and OZ Corporate Investors, LLC, an affiliate of OZ Credit Management, together the “Distribution Support Agreement,” NorthStar Realty and OZ Corporate Investors, LLC have agreed to purchase up to an aggregate of $10 million (less amounts used to break escrow) in Shares from time to time at the current public offering price per Share until the second anniversary of the date the Trust breaks escrow. If the cash distributions the Trust pays for any calendar quarter exceeds the Trust’s net investment income, or NII, for such quarter, NorthStar Realty and OZ Corporate Investors, LLC will purchase Shares following the end of each quarter for a purchase price equal to the amount by which the distributions paid to Shareholders exceed NII for such quarter, up to an amount equal to a 7% cumulative, non-compounded annual return on Shareholders’ invested capital prorated for such quarter. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Trust is not required to pay distributions to its Shareholders at a rate of 7% per annum or at all. Further, a $10 million investment in the Trust by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Trust to pay distributions to Shareholders at a rate of at least 7% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.

DISTRIBUTION REINVESTMENT PLAN
The Trust has adopted an “opt in” distribution reinvestment plan pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a Shareholder does not elect to participate in the DRP, the Shareholder will automatically receive any distributions the Trust declares in cash. For example, if the Board authorizes, and the Trust declares, a cash distribution, then if a Shareholder has “opted in” to the DRP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Trust expects to issue Shares pursuant to the DRP at the Bi-Monthly Closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.
If a Shareholder wishes to receive their distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have their entire distribution reinvested in Shares by notifying [         ], the plan administrator and the Trust’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest their distributions in additional Shares, the plan administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a Shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.
The Trust uses newly issued Shares under the DRP. The number of Shares the Trust issues to a Shareholder is determined by dividing the total dollar amount of the cash distribution payable to the Shareholder by a price equal to the NAV per Share on the date of issuance.
There are no selling commissions, dealer manager fees or other sales charges to a Shareholder if they elect to participate in the DRP. The Trust pays the plan administrator’s fees under the DRP.
If a Shareholder elects to have his or her cash distributions reinvested in additional Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive their distributions in cash. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Trust will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.
The Trust reserves the right to amend, suspend or terminate the DRP. A Shareholder may terminate their account under the DRP by calling the plan administrator at [            ]. All correspondence concerning the DRP should be directed to the plan administrator by mail at NorthStar Global Corporate Income Fund, c/o [            ]. A Shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
The Trust anticipates investing substantially all of its net assets in the Fund in private transactions that will not involve brokerage commissions or markups. The NSAM Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions, although the NSAM Adviser has delegated the responsibilities to execute many of the Fund’s portfolio transactions to OZ Credit Management. While the NSAM Adviser and OZ Credit Management will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund’s Board.
As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The Fund’s Target Securities normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.
The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.
To the extent it executes securities transactions for the Fund, the NSAM Adviser or OZ Credit Management will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the NSAM Adviser or OZ Credit Management will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the NSAM Adviser or OZ Credit Management determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the NSAM Adviser or OZ Credit Management may be able to supplement their research and analysis with the views and information of brokerage firms. The NSAM Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the NSAM Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties.
Eligible research or brokerage services provided by brokers through which portfolio transactions for the Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). The NSAM Adviser and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Fund’s transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund may not benefit from any significant amount of Soft Dollar Items.

The NSAM Adviser or OZ Credit Management may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the NSAM Adviser or OZ Credit Management, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the NSAM Adviser or OZ Credit Management may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.
The NSAM Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The NSAM Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the NSAM Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.
The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the NSAM Adviser, OZ Credit Management or their respective affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the NSAM Adviser to furnish reports to the Fund’s Board and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of the NSAM Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund does not purchase securities from or sell securities to any affiliate of the NSAM Adviser or OZ Credit Management acting as principal. The NSAM Adviser and OZ Credit Management are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Trust is registered as an investment company under the 1940 Act, the underlying assets of the Trust will not be considered to be “plan assets” of any ERISA Plan investing in the Trust for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Trust, the Fund or the NSAM Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Trust.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Trust through an ERISA Plan.
FISCAL YEAR; REPORTS
For accounting purposes, the Trust’s and the Fund’s fiscal years end on December 31. The Trust’s and the Fund’s tax years end on December 31. As soon as practicable after the end of each calendar year, the Trust will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Trust to Shareholders for tax purposes. In addition, the Trust will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Trust and the Fund performs an annual audit of the Trust’s and the Fund’s financial statements. The Board and the Fund’s Board have engaged [            ], located at [            ], to serve as the Trust’s and the Fund’s independent registered public accounting firm.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
[            ], which has its principal office at [            ], serves as custodian for the Trust and the Fund. [            ], which has its principal office at [            ], serves as the Trust’s distribution paying agent, transfer agent and registrar.
LEGAL MATTERS
Sutherland Asbill & Brennan LLP, Washington, D.C. serves as legal counsel to the Trust.
AVAILABLE INFORMATION
A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Trust with the SEC. The prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
PRIVACY NOTICE
The Trust is committed to protecting the privacy of Shareholders. This privacy notice explains the privacy policies of the Trust and its affiliates. This notice supersedes any other privacy notice Shareholders may have received from the Trust.

The Trust will safeguard, according to strict standards of security and confidentiality, all information the Trust receives about Shareholders. The only information the Trust collects from Shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Trust can send Shareholders annual reports, semi-annual reports and other information about the Trust, and send Shareholders other information required by law.
The Trust does not share this information with any non-affiliated third party except as described below.
•
Authorized third-party contractors of the NSAM Adviser.   It is the Trust’s policy that only authorized third party contractors of the NSAM Adviser who need to know a shareholder’s personal information will have access to it.

•
Service providers.   The Trust may disclose a Shareholder’s personal information to companies that provide services on the Trust’s or the Fund’s behalf, such as record keeping, processing the Shareholder’s trades and mailing the Shareholder information. These companies are required to protect the Shareholder’s information and use it solely for the purpose for which they received it.

•
Courts and government officials.   If required by law, the Trust may disclose a Shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES
Inquiries concerning the Trust and the Shares should be directed to:
NorthStar Global Corporate Income Fund
399 Park Avenue, 18th Floor
New York, New York
(212) 547-2600
Attn: Investors Relations

INDEX TO FINANCIAL STATEMENTS
F-1

Minimum Offering of 200,000 Common Shares
Maximum Offering of 300,000,000 Common Shares
NorthStar Global Corporate Income Fund
PROSPECTUS
[           ], 2015

PART C
Other Information
Item 25. Financial Statements and Exhibits
(1)
Financial Statements

To be added by amendment
(2)
Exhibits

(a)(1)	Certificate of Trust of the Registrant.*
(a)(2)	Initial Declaration of Trust of the Registrant.*
(b)	Bylaws of the Registrant.**
(e)	Distribution Reinvestment Plan.**
(g)(1)	Investment Advisory Agreement**
(g)(2)	Investment Sub-Advisory Agreement**
(h)(1)	Dealer Manager Agreement**
(h)(2)	Form of Selected Dealer Agreement**
(j)	Custodian Agreement.**
(k)	Escrow Agreement.**
(l)	Opinion **
(n)(1)	Consent of Sutherland Asbill & Brennan LLP**
(n)(2)	Consent of [Independent Public Accountants]**
(r)(1)	Code of Ethics of the Registrant.**
(r)(2)	Code of Ethics of the Adviser**
(r)(3)	Code of Ethics of the Sub-Adviser**

*
Filed herewith.

**
To be filed by amendment.

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Item 27. Other Expenses of Issuance and Distribution
SEC registration fee		$348,600
FINRA filing fee		$225,500
Blue sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing	$	*
Seminars	$	*
Miscellaneous fees and expenses	$	*
Total	$	[ ]

*
To be completed by amendment.

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control
See “Management,” “Conflicts of Interst” and “Control Persons and Principal Holders of Securities” in the prospectus contained herein.
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s capital stock at [ ], 2015:
Title of Class	Number of Record Holders
Class A Common Shares, $0.01 par value
Class D Common Shares, $0.01 par value
Item 30. Indemnification
The information contained under the headings “Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses” and “Indemnification” “Description of Securities” is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant carries liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
Item 31. Business and Other Connections of Investment Advisers
A description of any other business, profession, vocation, or employment of a substantial nature in which NSAM J-CEF Ltd (the “Adviser”) and each manager or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Trust and the Fund” “Administration Agreement” and “Portfolio Management.” Additional information regarding the Adviser and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-[ ]), and is incorporated herein by reference.
A description of any other business, profession, vocation, or employment of a substantial nature in which OZ Institutional Credit Management LP (the “Sub-Adviser”) and each director or executive officer of the Sub-Adviser who performs a policy-making function for the Sub-Adviser in connection with the performance of its services under the investment sub-advisory agreement among the Company, the Adviser and Sub-Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Trust and the Fund” “Administration Agreement” and “Portfolio Management.” Additional information regarding the Sub-Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-[ ]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:
(1)
the Registrant, NorthStar Global Corporate Income Fund, 399 Park Avenue, 18th Floor New York, New York 10022;

(2)
the Transfer Agent, [               ], [               ];

(3)
the Custodian, [               ];

(4)
the investment adviser, NSAM J-CEF Ltd, c/o NSAM Luxembourg S.à r.l., 6ème étage, 6A route de Trèves, L-2633 Senningerberg, Grand-Duchy of Luxembourg;

(5)
The investment sub-adviser, OZ Institutional Credit Management LP, 9 West 57th Street, 39th Floor, New York, NY 10019.

Item 33. Management Services
Not Applicable.
Item 34. Undertakings
The Registrant hereby undertakes:
(1)
to suspend the offering of shares until the prospectus is amended if  (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(3)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(6)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pembroke, Country of Bermuda, on July 31, 2015.
NorthStar Global Corporate Income Fund
By:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President	July 31, 2015
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer	July 31, 2015

EXHIBIT INDEX
Ex-99(a)(1) Certificate of Trust of the Registrant
Ex-99(a)(2) Initial Declaration of Trust of the Registrant